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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ]   Definitive Information Statement

                         WESTERN POWER & EQUIPMENT CORP.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
--------------------------------------------------

[X]  No Fee Required
[ ]  Fee Computed on table below per Exchange Act Rules 14a- 6(I)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed aggregate offering price:

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(5)  Total fee paid:
                   -------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, schedule, or registration statement number:
                                                     ---------------------------

(3) Filing party:
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(4) Date filed:
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

                              INFORMATION STATEMENT

                                  JULY 24, 2008

                         WESTERN POWER & EQUIPMENT CORP.
                            6407-B N.E. 117TH AVENUE
                               VANCOUVER, WA 98662


     This Information Statement is furnished by the Board of Directors of Western Power & Equipment Corp., a Delaware corporation (the "Company"), to the holders of record at the close of business on July 1, 2008 ("Record Date") of the Company's outstanding common voting stock, par value $0.001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

     This Information Statement informs stockholders of actions taken and approved on July 1, 2008 by the principal stockholders of the Company's common stock including, C Dean McLain and Robert Rubin (collectively, the "Majority Stockholders"). The Majority Stockholders are the beneficial owners of approximately 6,776,838 shares of Common Stock and own or control approximately 60.2% of the issued and outstanding shares of Common Stock of the Company as of the Record Date. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be effective until 20 days after the date this Information Statement is filed with the Securities and Exchange Commission and a definitive Information Statement is mailed to the stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

     The stockholders of record at the close of business on July 1, 2008 are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about August 4, 2008. The action to be taken pursuant to the written consent shall be taken on or about August 25, 2008, at least 20 days after the mailing of this information statement.

        THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
       STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
                                    HEREIN.


             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

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

        NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JULY 1, 2008.


TO THE STOCKHOLDERS OF WESTERN POWER & EQUIPMENT, CORP.:

     NOTICE IS HEREBY GIVEN to the stockholder/stockholders of record of Western Power & Equipment, Corp. ("our", " we " or the "Company") as of the close of business on the record date, July 1, 2008 (the "Record Date"), that our board of directors (the "Board") has recommended, and that the holders of a majority of the voting power of our outstanding common stock voted for on July 1, 2008, to approve the sale of certain assets of our subsidiary, Western Power & Equipment Corp., an Oregon corporation.

     None of our current officers, directors, or any of their respective affiliates has any interest in the matter to be acted upon, except as set forth in this Information Statement.

     Pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder, and the provisions of the Delaware General Corporation Code, the above-mentioned corporate actions will become effective on or about September 11, 2008, or 20 days after this Information Statement is first mailed to our stockholders.

     As of the Record Date, 11,230,000 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder to one vote on all matters brought before the common stockholders. The holders of a majority of the issued and outstanding shares of our common stock voted for the approval of the above-mentioned actions.

     We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

     Dated: July 24, 2008




                                       By Order of the Board of Directors



                                       /s/ Mark J. Wright
                                       ----------------------------------------
                                       Mark J. Wright
                                       Vice President of Finance and
                                       Chief Financial Officer

                                      iii
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                                TABLE OF CONTENTS



CONSENTING STOCKHOLDERS........................................................1


DISSENTERS' RIGHTS.............................................................1


OUTSTANDING SHARES AND VOTING RIGHTS...........................................1


INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.......2


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................2


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934...........5


BUSINESS CONDUCTED BY THE COMPANY..............................................5


ACTION TO BE TAKEN: ASSETS SALE AND PURCHASE AGREEMENT.........................5


MATERIAL INCORPORATED BY REFERENCE............................................11


STOCKHOLDERS SHARING AN ADDRESS...............................................11


ADDITIONAL INFORMATION........................................................12


INDEX OF EXHIBITS.............................................................13


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                             CONSENTING STOCKHOLDERS

     As of the Record Date, the Company had 11,230,000 issued and outstanding shares of Common Stock which are entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated July 1, 2008, the Board of Directors and the following Majority Stockholders ratified the Company's entering into that certain Assets Sale and Purchase Agreement dated as of June 20, 2008 (the "Agreement"):

Present Issued and Outstanding

NAME OF CONSENTING STOCKHOLDER                   SHARES ELIGIBLE       PERCENT
------------------------------                   ---------------       -------
C. Dean McLain (1)                                  1,557,419           13.8%
The Rubin Family Trust Irrevocable Trust (2)        3,369,419           30.0%
Robert Rubin                                         50,000              0.4%
CPW Stock Trust                                       900,000            8.0%
SLM Stock Trust                                       900,000            8.0%
TOTAL EFFECTIVE VOTES                               6,776,838           60.2%

(1) Includes 588,000 shares beneficially owned by JSC LLC. Through JSC LLC, Mr. McLain has sole or shared voting or dispositive power over the shares of the common stock beneficially owned by JSC LLC.

(2) Mr. Rubin, a grantor of the Trust, does not have sole or shared voting or dispositive power over the shares of our common stock held by the Trust, and disclaims any beneficial ownership of the shares of our common stock held by the Trust.

     We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to the Agreement. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

     o Advising stockholders of the action taken by written consent pursuant to the laws of the State of Delaware; and

     o Giving stockholders advance notice of the actions taken, as required by the Exchange Act.

                               DISSENTERS' RIGHTS

     Pursuant to the Delaware Code, the Company's stockholders are not entitled to appraisal rights with respect to the actions described herein, and the Company will not independently provide stockholders with any such right.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, our authorized capitalization consisted of 50,000,000 shares of common stock (the "Common Stock"), of which 11,230,000 shares were issued and outstanding.

     Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing proposals by resolution dated July 1, 2008 and having sufficient voting power to approve such proposals through

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

their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about August 25, 2008.

     We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

DISTRIBUTIONS AND COSTS

     We will pay all costs associated with the distribution of this Information Statement, including the cost of printing and mailing. We will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and annual reports by contacting us at our address noted above.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                           TO MATTERS TO BE ACTED UPON

     Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise (other than with respect to elections to office) in any matter to be acted upon:

     1.   any of our directors or officers of our Company;

     2.   any proposed nominee for election as a director; and

     3.   any associate or affiliate of any of the foregoing persons.

     The stockholdings of our directors and officers are listed below in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To our knowledge, no director has advised us that he intends to oppose the corporate actions described herein.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of the Company's Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock,
(ii) each director, (iii) each executive officer and affiliate and (iv) all directors and executive officers as a group. As of the Record Date, there were a total of 11,230,000 shares of the Company's Common Stock, and no shares of the Company's Preferred Stock, issued and outstanding.

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

     The following table sets forth the security ownership of executive officers, directors and certain beneficial owners of more than five percent (5%) of issuer's voting securities as of the Record Date. Unless otherwise stated by footnote, the Company believes the shares indicated were held directly.

                                 Shares                     Percentage
Name and Address*                Beneficially Owned (1)     Beneficially Owned
------------------------         ----------------------     ------------------

C. Dean McLain (2)(6)                  2,057,419                 17.5%
(officer and director)

Robert M. Rubin (3)                      750,000                  6.3%

The Rubin Family
Irrevocable Stock
Trust (4)                              4,169,419                 34.7%

Mark J. Wright (5)                       200,000                  1.7%
(officer)

Steven Moskowitz (7)                     150,000                  1.3%
(director)

Michel Metter (8)                        150,000                  1.3%
(director)

James Fisher (9)                         100,000                  0.9%
(director)

Costa Brava Partnership                  950,000                  8.5%
420 Boylston St
Boston, MA  02116

SLM Stock Trust
6400 Rally Rd
Amarillo, TX  79119                      900,000                  8.0%

CPW Stock Trust
4000 NE 109th Ave  #182
Vancouver, WA  98682                    900,000                   8.0%

Potomac Capital Management, LLC
Potomac Capital Management, Inc.
Paul J. Solit
153 East 53rd Street, 26th Floor
New York, NY  10022 (10)                 702,200                  6.3%

All officers and directors as a
group (5 persons)(2)(5)(8)(9)          2,657,419                 22.0%

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

* Unless otherwise indicated, the address of the applicable person is c/o Western Power & Equipment Corp., 6407-B N.E. 117th Avenue, Vancouver, WA 98662

(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised.

(2) Includes Mr. McLain's direct beneficial ownership of exercisable options to acquire 500,000 shares our common stock.

(3) Includes Mr. Rubin's direct beneficial ownership of exercisable options to acquire 500,000 shares of our common stock. Excludes the shares of our common stock held by the Rubin Family Irrevocable Stock Trust (the "Trust").

(4) Mr. Rubin, a grantor of the Trust, does not have sole or shared voting or dispositive power over the shares of our common stock held by the Trust, and disclaims any beneficial ownership of the shares of our common stock held by the Trust.

(5) Includes options to purchase 200,000 shares of our common stock.

(6) Includes 588,000 shares beneficially owned by JSC LLC. Through JSC LLC, Mr. McLain has sole or shared voting or dispositive power over the shares of our common stock beneficially owned by JSC LLC.

(7) Includes options to purchase 150,000 shares our common stock.

(8) Includes options to purchase 150,000 shares our common stock.

(9) Includes options to purchase 100,000 shares of our common stock.

(10) Potomac Capital Partners LP, a private investment partnership formed under the laws of the State of Delaware, beneficially owns 307,400 shares of our common stock. Potomac Capital Management LLC is the General Partner of Potomac Capital Partners LP. Mr. Paul J. Solit is the Managing Member of Potomac Capital Management LLC.

Potomac Capital International Ltd., an international business company formed under the laws of the British Virgin Islands, beneficially owns 187,800 shares of our common stock. Potomac Capital Management Inc. is the Investment Manager of Potomac Capital International Ltd. Paul J. Solit is the President and sole owner of Potomac Capital Management Inc., and a Director of Potomac Capital International Ltd.

Pleiades Investment Partners-R, LP, a private investment partnership formed under the laws of the State of Delaware, beneficially owns 207,000 shares of common stock. Potomac Capital Management Inc. is the Investment Manager of a managed account of Pleiades Investment Partners-R, LP. Paul J. Solit is the President and sole owner of Potomac Capital Management, Inc. According to a
Schedule 13G filed September 29, 2005, Potomac Capital Management LLC, Potomac Capital Management, Inc. and Paul J. Solit have entered into a joint filing agreement with respect to the shares of our common stock whose ownership is reported above.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish the Company with copies of all such reports they file. To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied on a timely basis.



                        BUSINESS CONDUCTED BY THE COMPANY

     The Company is engaged in the sale, rental, and servicing of light, medium-sized, and heavy construction, and industrial equipment, parts, and related products which are manufactured by Case Corporation ("Case"), which is a wholly owned subsidiary of CNH America, LLC and certain other manufacturers. The Company also operates a mining company in Arizona. Products sold, rented, and serviced include backhoes, excavators, crawler dozers, skid steer loaders, forklifts, compactors, log loaders, trenchers, street sweepers, sewer vacuums, and mobile highway signs.

     The Company maintains two distinct segments which comprise Western Power & Equipment Corp., the equipment dealership and Arizona Pacific Materials, LLC, a mining operation. We operate out of facilities in various states located in the western United States for our equipment dealership. Our revenue sources are generated from sales of equipment (new and used), and parts, and equipment service and equipment rental. The equipment is distributed to contractors, governmental agencies, and other customers, primarily for use in the construction of residential and commercial buildings, roads, levees, dams, underground power projects, forestry projects, municipal construction and other projects.

     Through our majority owned subsidiary, Arizona Pacific Materials, LLC, we operate a surface mine producing cinder and basalt aggregate to supply material for block manufacturers, concrete and asphalt suppliers and landscape contractors, in the Phoenix, Arizona building/construction market.

     As described below, ongoing financing for our equipment business segment is provided by Case. The Company received a working capital infusion in 2005 to support both of our business segments from certain institutional lenders (the "Funds").

CASE

     We have entered into various agreements with Case. Under the terms of standard Case dealer agreements, we are an authorized Case dealer for sales of equipment and related parts and services at locations in Oregon, Washington, northern Nevada, and northern California. The dealer agreements have no defined term or duration, but are reviewed on an annual basis by both parties, and can be terminated without cause at any time either by the Company on 30 days' notice or by Case on 90 days' notice. The dealer agreements do not contain requirements for specific minimum purchases from Case. In consideration for our agreement to act as dealer, Case supplies us equipment for sale and lease, parts, cooperative advertising benefits, marketing brochures related to Case products, access to Case product specialists for field support, and the ability to use the Case name and logo in connection with the Company's sales of Case products.

     Under the terms of our financing agreements with Case Credit (herein defined) we have access to Case Credit's floor plan financing for equipment purchases. Such floor planning arrangement currently

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

provides us with interest free credit terms on new equipment purchases ranging from one to six months, depending upon the type of equipment floored, after which interest commences to accrue monthly at an annual rate of up to 2% over the prime rate of interest. The invoice price of each item of equipment is payable at the earlier of the time we sell it or expiration of the financing period provided to us by Case Credit. Our obligations under these financing agreements are guaranteed by C. Dean McLain, the Company's CEO and member of the Company's board of directors, and a substantial stockholder.

THE FUNDS

     In June 2005, the Company and the Funds closed under various agreements (collectively, the "2005 Securities Purchase Agreements") evidencing a new $30,000,000 convertible debenture (convertible into common shares of the Company at an initial conversion price of $ 2.00 per share) payable over the next five years, with a variable interest rate of LIBOR plus 6%. As of July 1, 2008, the Funds were owed approximately $22,135,000 which includes accrued interest of approximately $2,461,000. Under the debentures, any uncured event of default will require their early repayment, which the Company would be unable to repay unless we raised additional funds. Also in the event of an uncured default, the debenture holders could commence legal action against us to recover the amounts due which ultimately could require the disposition of some or all of our assets, all of which serve as security for the repayment of the debentures. Any such action would require us to curtail or cease operations.

     We are and have been in the past in technical default under the 2005 Securities Purchase Agreements. In January 2007, the Company was in technical default because of a late payment, which, under the terms of the 2005 Securities Purchase Agreements, resulted in a penalty of 20% of the loan balance at the time of the default. The Company has recorded a net expense of $1,933,000 in fiscal year 2007 for this penalty. The Company entered into a waiver agreement in April of 2007 with the debenture holders whereby 50% of the penalty was paid in cash and the remaining 50% of the penalty was satisfied by a transfer of a 10% ownership interest (valued at $1,933,000) in the Company's subsidiary, Arizona Pacific Materials, LLC in lieu of a cash settlement.

     As of July 2007, the Company was in technical default of the terms of the April default waiver, as the Company did not make all of the required principal payment due June 30, 2007. The Company negotiated a waiver of that default with the Funds in exchange for a transfer of an additional 5% ownership interest (valued at $250,000) in Arizona Pacific Materials, LLC. A revised due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the required full loan repayment on October 15, 2007 and continues to be in default under the 2005 Securities Purchase Agreements. The Company recorded an expense of $3,200,000 (representing a 20% default penalty) in the fourth quarter of 2007. Furthermore, as a result of the above defaults, the Company recorded total convertible debt penalties of $5,383,000.

             ACTION TO BE TAKEN: ASSETS SALE AND PURCHASE AGREEMENT

THE COMPANY'S EFFORTS TO OBTAIN CAPITAL

     The Company has been seeking additional equity and debt financing for several years to shore up its limited resources. We have approached numerous financial institutions, lenders, and equity investors but we have not been able to obtain financing due to a combination of the Company's weak financial condition, the tightening credit markets, and a slowdown in the construction and industrial equipment industry. Without additional capital to run the business, the Company will not be able to continue to fund operations. Prior to entering into the agreements with Case described below, a variety of potential asset purchasers were contacted by the Company but all of these contacts were unsuccessful due to either a lack of funding for the purchaser to consummate the deal, the asking price was too high, or the potential purchaser could not come to an agreement with the Company's major supplier regarding an asset purchase.

     The Company is also seeking to sell the mining business assets of its subsidiary Arizona Pacific Materials, LLC. The mining operation continues to need additional operating capital and has not been self-sustaining. The Company is unable to make the required additional capital infusion into the mining operation to keep it operational at any material level. There is presently no agreement with any party to sell the mining business assets. If the Case transaction described below is consummated and a sale of the mining business assets is completed, the Company would have only a small street sweeper business remaining with minimal assets.

BACKGROUND TO AND THE NEGOTIATIONS IN CONNECTION WITH THE PROPOSED CASE TRANSACTION

     Case is the Company's single biggest supplier of equipment for sale. Over the last several years, Case product sales have represented approximately 50% of all of the Company's revenues. CNH Capital America LLC, an affiliate of Case ("Case Credit") is one of the Company's two largest secured creditors (the Funds being the other largest creditor). Case Credit provides floor plan financing to the Company.

     Case approached the Company indicating its interest in potentially purchasing the assets of the equipment distribution business. Negotiations between Case and the Company have taken place over several months. Much of the negotiations focused on the assets' purchase price, the payment of Case Credit, the payment of the Company's vendors and the retention of the Company's non-management personnel.

     The Company conducted an internal analysis of the sale price of the assets. The Company was informed that Case engaged an independent consulting firm to assist Case to determine market values for the assets to be purchased by Case. The Company and Case have discussed, analyzed, and reviewed the differing prices put forth by the other for the assets until both parties have reached agreement on the prices and pricing methodologies for the assets to be purchased based on a slight discount from the applicable assets' book value. Concerning goodwill, Case informed the Company early in the negotiations that given the condition of the Company as set forth in its financial statements, the perceived deterioration of the Company's business, and the slowdown in the industry, Case would not offer any consideration for any goodwill associated with the Company's business.

     The parties also agreed that Case and Case Credit would be paid in full for all outstanding indebtedness out of the proceeds of the asset sale. In addition, the parties agreed to pay in full all active vendors and suppliers to the Company in order to minimize business interruptions and to encourage such vendors and suppliers to continue to provide goods and services to the Company. To this end, the parties agreed that other than the holders of the debentures, substantially all of the accounts payable and equipment-related debt would be retired at closing.

     During the negotiations, Case indicated that it intended to continue the operations of the Company's equipment distribution business segment substantially in its present form and to hire most of the Company's non-management employees.

     In light of the foregoing, the board of directors and Majority Stockholders of the Company have approved the Agreement dated as of June 20, 2008 by and among the Company, Western Power & Equipment Corp., an Oregon corporation and a wholly owned subsidiary of the Company ("WPE" and collectively with the Company, the "Seller"), and CNH Dealer Holding

Company LLC, a Delaware limited liability company (n/k/a Case Dealer Holding Company, LLC) (the "Buyer") which is wholly owned by CNH America, LLC.

     The summary that follows highlights selected information regarding the transaction and may not contain all of the information that is important to you. To fully understand the sale, and for a more complete description of the transaction, you should carefully read this Information Statement, including the Assets Sale and Purchase Agreement attached as Appendix A hereto, in its entirety.

SUMMARY INFORMATION REGARDING THE AGREEMENT

SALE PRICE

     Pursuant to the Agreement, the Company has agreed to sell, and the Buyer has agreed to purchase all the Company's right, title and interest in and to the assets and the ordinary course of business operations of WPE, including leases, fixed assets, inventory, prepaid items, accounts, assigned contracts, assigned permits, causes of action, books and records, intellectual property, service work orders in process and other necessary assets, located at or relating to the Acquired Locations (as such term is defined below) (the "Purchased Assets"). The Acquired Locations include: (i) 2535 Ellis Street, Redding, CA 96001; (ii) 1751 Bell Ave., Sacramento, CA 95838; (iii) 1041 S. Pershing Ave., Stockton, CA 95206; (iv) 1455 Glendale Ave., Sparks, NV 89431; (v)1745 NE Columbia Blvd., Portland, OR 97211; (vi) 1655 NE Silverton Rd., Salem, OR 97303; (vii) 2702 West Valley Hwy., North, Auburn, WA 98001; (viii) 15111 Smokey Point Blvd., Marysville, WA 98271; and 6407-B NE 117 Ave., Vancouver, WA 98662. At the closing of the transactions contemplated by the Agreement, which closing is subject to the fulfillment of various terms and conditions, the Buyer will pay the Company the agreed upon consideration and will assume and will agree to pay and discharge certain liabilities of WPE, including, but not limited to, liabilities arising under the leases, assigned contracts and assigned permits arising after the closing date.

PURCHASE PRICE

The consideration for the purchase of the Purchased Assets, which consideration is subject to adjustment prior to and after the closing (as provided in the Agreement), shall be comprised of (i) a cash payment of approximately $31,000,000, (ii) less an amount equal to the aggregate dollar amount of the Scheduled Liabilities (as such term is defined in the Agreement), (iii) less the aggregate of all amounts paid by the Buyer (at the Buyer's option) directly to creditors of WPE to discharge encumbrances on the Purchased Assets, (iv) less an amount equal to $1,000,000 to be held by the Buyer to pay (a) any adjustment amount owed to the Buyer and/or (b) indemnity claims, and (v) plus the assumption of the assumed liabilities. The estimated liabilities to be paid or assumed by the Buyer include, but are not limited to, approximately a) $16.9 million of flooring debt owed to Buyer's parent and related entities, b) $3.7 million of accounts payable to various vendors, c) $0.8 million of accrued payroll, vacation, and other employee related obligations, d) $1.2 million of leases and notes related to rental equipment financing, and e) $8.1 million of convertible debt.

CLOSING

     The closing is scheduled to occur as promptly as practicable after the satisfaction or waiver of various conditions in the Agreement, but in any event by the date which is 60 days following the date of the Agreement (the "Closing Date"). The respective parties' obligation to close is conditioned upon fulfillment of various covenants and conditions set forth in the Agreement including, but not limited to, approval of the transaction by the Company's shareholders, any required governmental approvals, and due diligence completion by Buyer.

RELEASE OF GUARANTY
-------------------

     Effective upon the closing, Case and Case Credit will release Dean McLain, the Company's CEO and director and a substantial stockholder, from his obligations to Case and Case Credit under his personal guaranty of the Company's obligations to Case, other than any liability expressly identified by Case Credit as continuing in effect after the closing.

GROUNDS FOR TERMINATION OF AGREEMENT

     The Agreement may be terminated by (i) the mutual written consent of the Buyer and Seller, (ii) either Buyer or Seller if the closing has not occurred by the Closing Date, (iii) the Seller if the Buyer has breached any of its covenants under the Agreement, (iv) the Buyer if the Seller has breached any of its covenants under the Agreement, (v) either Buyer or Seller if certain of the closing conditions have not occurred, (vi) Seller or Buyer if there shall be in effect a final nonappealable order of a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting of the transactions contemplated by the Agreement.

INDEMNIFICATION

     The Buyer and the Seller have each agreed to indemnify the other party for certain liabilities associated with, among other things, a breach by it of any of their representations, warranties or covenants, and any losses attributable to the acquired assets or the liabilities that the Buyer has assumed under the Agreement.

USE OF ASSET SALE PROCEEDS; OUTSTANDING LIABILITIES

     The proceeds from the Case asset sale will be used to pay off in full the Company's obligations to Case and Case Credit. In addition, the sale proceeds will be used to pay down debt and payables owed by the Company to its suppliers and lenders. The proceeds remaining (estimated to be approximately $8.1 million) after payment of accounts payable, certain equipment related notes, and other Company obligations will be remitted directly to the debenture holders to pay down a portion of the debt owed to them. The Company will receive none of the proceeds of the asset sale.

     The payments to the debenture holders will not be sufficient to pay off their debt in full. Although the Company will have a substantial portion of its total liabilities paid from the sale proceeds, there will be various liabilities remaining (estimated to total approximately $18.6 million), chief among them the remaining balance of the convertible debt (estimated to be approximately $11.6 million). In this regard, the Company does not have either the assets or future cash flow necessary to pay of the remaining convertible debt in full.

CONSIDERATION OFFERED TO SECURITY HOLDERS

     There is no consideration being offering to security holders.

REASONS FOR THE ASSET SALE

     As set forth above under the heading "The Company's Efforts to Obtain Capital", the Company has not been able to obtain additional capital resources to fund the operations of the Company or to attract other buyers for the assets of its equipment distribution business segment or its mining business segment. Further, the continuing losses sustained by the Company, the default under the debentures and the continuing defaults under the dealer agreement with Case has made it necessary for the Company to dispose of the Purchased Assets in order to obtain funding to pay off a substantial number of its vendors and suppliers and to pay down its debt to the Funds.

THE COMPANY'S ASSET AND LIABILITIES UPON CONSUMMATION OF THE AGREEMENT

     Subsequent to the consummation of the Agreement, the Company will retain the following assets and liabilities:

     All of the ownership interests of and remaining assets in its wholly owned subsidiary, Western Power & Equipment Corp., an Oregon corporation.

     The ownership interests of and remaining assets in its 85% owned subsidiary, Arizona Pacific Materials, LLC, an Arizona limited liability company.

     The pro forma amount of the assets and liabilities as of April 30, 2008 of these subsidiaries are as follows:

     Assets $4,534,000                    Liabilities $18,599,000

     These assets comprise the assets of the Company's 85% owned mining subsidiary, Arizona Pacific Materials, LLC and the assets associated with Western Power & Equipment Corp.'s small street sweeper business. Concerning its remaining liabilities, the Company believes that it will not have satisfied in full its obligation to its principal creditor-the Funds-after the consummation of the Case transaction. It should be noted that the consummation of the Case transaction is subject to various conditions.

     Please refer to Exhibits A and B attached hereto for the financial information relating to the Company, and please refer to Exhibit C attached hereto for the pro forma financial information relating to the Company upon consummation of the Agreement.

     INTEREST IN THE CASE TRANSACTION

     For the stock ownership of the Company's officers and directors, see the information set forth under the heading "Security Ownership of Certain Beneficial Owners and Management."

     As mentioned above, C. Dean McLain is an officer, director, and substantial stockholder of the Company and is listed as a "Consenting Stockholder". If the Case transaction is consummated in accordance with its terms, Mr. McLain will receive a release of his personal guaranty of the Company's obligations to Case and a release of a portion of his personal guaranty of the Company's obligations to Case Credit. In light of the foregoing, Mr. McLain may have a conflict of interest.

VOTE REQUIRED FOR APPROVAL OF THE ASSET SALE

     The vote which is required to approve the Asset Sale is the affirmative vote of the holders of a majority of the Company's voting stock.

EXPLANATION OF ANY MATERIAL DIFFERENCES IN THE RIGHTS OF SECURITY HOLDERS AS A RESULT OF THE ASSET SALE, IF MATERIAL.

     There would be no differences in the rights of security holders as a result of the transaction.

REGULATORY APPROVAL

     No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition to the effectivity of the Agreement other than the federal securities laws.

REPORTS, OPINIONS, APPRAISALS

     No reports, opinions or appraisals materially relating to the Agreement have been received from an outside party or are referred to in the Information Statement.

FINANCIAL INFORMATION

     The Company's most recent Quarterly Report on Form 10-Q and the Company's last Annual Report on Form 10-K are attached here to as Exhibit A and Exhibit B. The pro forma information required by Article 11 of Regulation S-X with respect to the Agreement is attached hereto as Exhibit C.

CONTACT INFORMATION

     Western Power & Equipment Corp. is currently located at 6407-B N.E. 117th Avenue, Vancouver, WA 98662.

     CNH Dealer Holding Company LLC (n/k/a Case Dealer Holding Company, LLC) is currently located at 621 State Street, Racine, WI 53402.

                       MATERIAL INCORPORATED BY REFERENCE

     The Company's Quarterly Reports on Form 10-Q for the quarterly periods ended October 31, 2007 and January 31, 2008, are incorporated herein by reference.

                         STOCKHOLDERS SHARING AN ADDRESS

     The Company will deliver only one information statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the information statement by contacting the Company at 6407-B N.E. 117th Avenue, Vancouver, WA 98662. Conversely, if multiple stockholders sharing an address receive multiple information statements and wish to receive only one, such stockholders can notify the Company at the address or phone number set forth above.



                             ADDITIONAL INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

     We have provided as an exhibit (Exhibit B) to this Information Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2007 as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing not accompanying this Information Statement is also available, at no charge, by contacting us. In addition if you have any questions about the actions described above, you may contact us at:

                         Western Power & Equipment Corp.
                            6407-B N.E. 117th Avenue
                               Vancouver, WA 98662
        Attention: C. Dean McLain, Chief Executive Officer and President
                    Telephone Number: 360-253-2346 (ext. 109)



                                       By Order of the Board of Directors



                                       /s/ Mark J. Wright
                                       -----------------------------------------
                                       Mark J. Wright
                                       Vice President of Finance and
                                       Chief Financial Officer

                                INDEX OF EXHIBITS


Appendix A      Assets Sale and Purchase Agreement

Exhibit A       Western Power & Equipment Corp. Form 10-Q containing Interim
                Financial Statements for the Quarter Ended April 30, 2008

Exhibit B       Western Power & Equipment Corp. Form 10-K for the fiscal year ended July 31, 2007

Exhibit C       Western Power & Equipment Corp. Pro Forma Financial Information

                                                                      APPENDIX A
                                                                      ----------



                       ASSETS SALE AND PURCHASE AGREEMENT


                                  by and among:


                        WESTERN POWER & EQUIPMENT CORP.,
                             a Delaware corporation

                        WESTERN POWER & EQUIPMENT CORP.,
                              an Oregon corporation

                                       and


                         CNH DEALER HOLDING COMPANY LLC,
                      a Delaware limited liability company


                            Dated as of June __, 2008

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I DEFINITIONS.........................................................1

ARTICLE II SALE AND PURCHASE OF ASSETS AND ASSUMPTION OF
CERTAIN LIABILITIES...........................................................5

  2.1   SALE AND PURCHASE OF ASSETS...........................................5

  2.2   EXCLUDED ASSETS.......................................................7

  2.3   ASSUMPTION OF LIABILITIES.............................................7

  2.4   CONSIDERATION FOR ASSET PURCHASE; HOLDBACK............................8

  2.5   ADJUSTMENTS TO PURCHASE PRICE.........................................9

  2.6   SCHEDULES............................................................10

  2.7   CLOSING..............................................................10

  2.8   DELIVERY TO BUYER....................................................10

  2.9   DELIVERY TO SELLERS..................................................11

  2.10  REQUIRED CONSENTS....................................................12

  2.11  FURTHER ASSURANCE....................................................12

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS........................12

  3.1   CORPORATE STATUS.....................................................12

  3.2   AUTHORIZATION........................................................13

  3.3   CONSENTS AND APPROVALS...............................................13

  3.4   FINANCIAL DISCLOSURES................................................13

  3.5   TITLE TO PURCHASED ASSETS AND RELATED MATTERS........................13

  3.6   REAL PROPERTY LEASES.................................................14

  3.7   ACCOUNTS.............................................................15

  3.8   INVENTORY............................................................15

  3.9   CONTRACTS............................................................15

  3.10  LEGAL PROCEEDINGS....................................................15

  3.11  EMPLOYEES............................................................16

  3.12  ENVIRONMENTAL MATTERS................................................16

  3.13  FINDER'S FEES........................................................17

  3.14  TAXES................................................................17

  3.15  INTENTIONALLY DELETED................................................18

  3.16  AFFILIATED TRANSACTIONS..............................................18

  3.17  BENEFITS PLANS.......................................................18

  3.18  OVERTIME, BACK WAGES, VACATION AND MINIMUM WAGES.....................19

  3.19  DISCRIMINATION, WORKERS COMPENSATION AND OCCUPATIONAL
        SAFETY AND HEALTH....................................................20

  3.20  INTENTIONALLY DELETED................................................20

  3.21  LABOR DISPUTES; UNFAIR LABOR PRACTICES...............................20

  3.22  INSURANCE POLICIES...................................................20

  3.23  PRODUCT WARRANTIES...................................................20

  3.24  COMPLIANCE WITH LAWS; LICENSES AND PERMITS...........................20

  3.25  PRODUCT SAFETY AUTHORITIES...........................................20

  3.26  INTENTIONALLY DELETED................................................21

  3.27  FULL DISCLOSURE......................................................21

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER...........................21

  4.1   ORGANIZATIONAL STATUS................................................21

  4.2   AUTHORIZATION........................................................21

  4.3   CONSENTS AND APPROVALS...............................................21

ARTICLE V COVENANTS OF SELLERS...............................................22

  5.1   OPERATION OF THE BUSINESS............................................22

  5.2   ACCESS...............................................................22

  5.3   INSURANCE AND MAINTENANCE OF THE PURCHASED ASSETS....................22

  5.4   EMPLOYEES............................................................23

  5.5   FULFILLMENT OF CONDITIONS............................................23

  5.6   NOTIFICATION OF CERTAIN MATTERS......................................23

  5.7   NEW LEASE............................................................23

  5.8   NON-COMPETITION......................................................23

  5.9   USE OF NAME..........................................................24

ARTICLE VI COVENANTS OF BUYER................................................24

  6.1   FULFILLMENT OF CONDITIONS............................................24

  6.2   EMPLOYEES............................................................25

  6.3   PRO RATA SHARE OF PREPAID RENT AND LEASE EXPENSES....................25

  6.4   ACCOUNTS.............................................................25

ARTICLE VII FURTHER COVENANTS................................................25

  7.1   CONFIDENTIALITY......................................................25

  7.2   COMMERCIALLY REASONABLE EFFORTS......................................26

  7.3   EXPENSES.............................................................26

  7.4   TRANSFER TAXES.......................................................26

  7.5   RECEIPT OF PAYMENTS POST-CLOSING.....................................26

  7.6   TERMINATION OF DEALER AGREEMENTS AND RELEASE OF CLAIMS...............27

ARTICLE VIII CONDITIONS PRECEDENT TO THE TRANSACTIONS........................27

  8.1   CONDITIONS TO EACH PARTY'S OBLIGATIONS...............................27

  8.2   CONDITIONS TO OBLIGATIONS OF BUYER...................................27

  8.3   CONDITIONS TO OBLIGATIONS OF SELLERS.................................29

ARTICLE IX INDEMNIFICATION...................................................30

  9.1   BY SELLERS...........................................................30

  9.2   BY BUYER.............................................................31

  9.3   PROCEDURE FOR CLAIMS.................................................31

  9.4   THIRD PARTY CLAIMS...................................................31

  9.5   HOLDBACK.............................................................32

  9.6   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS................33

ARTICLE X TERMINATION........................................................33

10.1    GROUNDS FOR TERMINATION..............................................33

10.2    EFFECT OF TERMINATION................................................34

ARTICLE XI PUBLIC ANNOUNCEMENTS..............................................35

ARTICLE XII CONTENTS OF AGREEMENT, AMENDMENT, PARTIES IN INTEREST,
ASSIGNMENT, ETC..............................................................35

ARTICLE XIII INTERPRETATION..................................................35

ARTICLE XIV NOTICES..........................................................36

ARTICLE XV GOVERNING LAW; CONSENT TO JURISDICTION; CONSENT TO
SERVICE OF PROCESS...........................................................37

ARTICLE XVI COUNTERPARTS.....................................................38

ARTICLE XVII SEVERABILITY....................................................38

EXHIBITS

Exhibit A   List of Acquired Locations
Exhibit B   Form of Bill of Sale
Exhibit C   Form of Assignment and Assumption

SCHEDULES

2.1(a)      Leases
2.1(b)      Fixed Assets
2.1(c)(i)   New Equipment Inventory
2.1(c)(ii)  Used and Rental Equipment Inventory
2.1(c)(iii) Parts Inventory
2.1(d)      Customer Deposits, Rent Deposits, Prepaid Items
2.1(e)(i)   Accounts, Notes, Other Receivables Under 90 Days
2.1(e)(ii)  Accounts, Notes, Other Receivables Over 90 Days
2.1(f)      Assigned Contracts
2.1(g)      Assigned Permits
2.1(j)      Intellectual Property
2.1(k)      Work Orders in Process
2.3(a)(ii)  Scheduled Liabilities
2.4         Purchase Price
2.5         Inventory
3.3(a)      Required Consents
3.4         Financial Disclosures
3.5         Title Exceptions
3.7         Adjustments to Accounts
3.8         Consignment/Materials
3.9         Defaults, etc. Under Assigned Contracts
3.10(a)     Pending Litigation
3.10(b)     Claims
3.11(a)     Employees; Collective Bargaining Agreements
3.11(b)     Indebtedness to Employees
3.12        Environmental
3.14        Taxes
3.16        Affiliated Transactions
3.17(a)     Benefit Plans
3.17(c)     Determination Letters
3.18        Employee Claims
3.19        Workers Compensation Claims
3.21        Labor Disputes/Unfair Labor Practices
3.22        Insurance Policies
3.23        Product Warranties
3.24        Compliance with Laws, Licenses, Permits
6.2         Vacation/Sick Leave
8.2(f)      Creditors

                       ASSETS SALE AND PURCHASE AGREEMENT

            THIS ASSETS SALE AND PURCHASE AGREEMENT is made effective as of June __, 2008, by and among WESTERN POWER & EQUIPMENT CORP., a Delaware corporation (the "Parent"), WESTERN POWER & EQUIPMENT CORP., an Oregon corporation and a wholly owned subsidiary of the Parent ("WPE"), and CNH DEALER HOLDING COMPANY LLC ("Buyer"), a Delaware limited liability company which is a wholly-owned subsidiary of CNH America, LLC ("CNH"). The Parent and WPE are hereinafter sometimes referred to individually as a "Seller" and collectively as "Sellers." Certain terms are used herein as defined below in Article I or elsewhere in this Agreement.

                                   BACKGROUND

            WPE desires to sell, and Buyer desires to purchase, the Purchased Assets (as such term is defined in Section 2.1) and, as part of such sale and purchase, Buyer is willing to assume certain obligations and liabilities of WPE as set forth herein.

                                   WITNESSETH

            NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms, as well as any other terms defined elsewhere in this Agreement, shall be equally applicable to both the singular and plural forms of the terms defined).

            "Accounts" is defined in Section 2.1(e).

            "Acquired Locations" means the WPE branch locations identified on Exhibit "A" attached hereto and made a part hereof.

            "Adjustment Amount" is defined in Section 2.5(b).

            "Affiliates" means, with respect to a particular party, persons or entities controlling, controlled by or under common control with that party, including but not limited to any members, officers, directors and majority-owned entities of that party and of its other Affiliates.

            "Agreement" means this Agreement and the exhibits and schedules hereto.

            "Assigned Contracts" means those Contracts of WPE (other than the Leases) assigned to and assumed by the Buyer pursuant to Section 2.1(f) hereof.

            "Assigned Permits" is defined in Section 2.1(g).

            "Assumed Liabilities" is defined in Section 2.3(a).

            "Benefit Plan" is defined in Section 3.17(a).

            "Business" means WPE's business of selling, renting, repairing and maintaining construction equipment and related parts manufactured by Buyer or one of WPE's other suppliers at the Acquired Locations.

            "Charter Documents" means an entity's certificate of organization or formation, certificate or articles of incorporation, certificate defining the rights and preferences of securities, articles of organization, limited liability company or operating agreement, general or limited partnership agreement, certificate of limited partnership, joint venture agreement, by-laws or similar document governing the entity.

            "Claim" means any allegation, claim, action, cause of action, lawsuit or other legal proceeding, whether at law, in equity or before any governmental agency or arbitrator, for damages, costs, losses or expenses incurred by any person as a result of any actions or failure to act by any party, or its officers, directors, employees or agents.

            "Closing" means the closing of the Transactions.

            "Closing Date" is defined in Section 2.6.

            "CNH Capital" means CNH Capital America LLC, a Delaware limited liability company.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Contract" means any written or oral contract, agreement, lease, instrument or other commitment that is binding on any Person or its property under applicable law.

            "Court Order" means any judgment, decree, injunction, order, directive or ruling of any federal, state, local or foreign court or governmental or regulatory body or authority, whether in the United States or in any other jurisdiction, that is binding on any Person or its property under applicable law.

            "Damages" is defined in Section 9.1.

            "Default" means (i) a breach, default or violation or (ii) the occurrence of an event that with the passage of time or the giving of notice, or both, would constitute a breach, default or violation.

            "Disclosure Schedules" is defined in Section 2.6.

            "Encumbrances" means any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

            "Environmental Condition" is defined in Section 3.12(b).

            "Environmental Law" is defined in Section 3.12(a).

            "Environmental Liabilities" means, without limitation, all liabilities, losses, claims, debts, assessments, deficiencies, charges, demands, fines, penalties, costs, expenses, damages, natural resource damages, reasonable fees and disbursements of counsel, costs of Remedial Action, liens or other claims against property or improvements thereon for work, labor or services performed with respect thereto or other obligations of any kind, character or description (whether absolute, contingent, matured, liquidated, unliquidated, accrued, known, unknown, direct, indirect, derivative or otherwise) that pertain or relate, in whole or in part, to an Environmental Condition.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor thereto.

            "Excluded Assets" is defined in Section 2.2.

            "Excluded Liabilities" is defined in Section 2.3(b).

            "Fixed Assets" is defined in Section 2.1(b).

            "GAAP" means U.S. generally accepted accounting principles, applied on a consistent basis.

            "Governmental Body" means any federal, state, local or foreign government entity or any court, administrative or regulatory agency or commission or other governmental authority or agency.

            "Hazardous Substances" is defined in Section 3.12.

            "Holdback Amount" is defined in Section 2.4(c).

            "Holdback Period" is defined in Section 9.5.

            "Indemnification Obligations" is defined in Section 9.5.

            "Indemnified Party" is defined in Section 9.3.

            "Indemnitor" is defined in Section 9.3.

            "Inventory" is defined in Section 2.1(c).

            "Knowledge" means the actual knowledge of the respective party or parties, as the case may be, after reasonable inquiry, as well as knowledge that a reasonable prudent individual in a similar position would be likely to have. In the case of either Seller, "Knowledge" shall mean the knowledge of Dean McLain, Mark Wright or Douglas Wiles, including their actual knowledge and knowledge attributed to them under the foregoing standard.

            "Leases" is defined in Section 2.1(a).

            "Legal Requirement" means any statute, law, ordinance, regulation, order, governmental permit or rule of any federal, state, local, foreign or other governmental agency or body or of any other type of regulatory body, whether in the United States or in any other jurisdiction, including but not limited to those covering food and drug, environmental, energy, safety, health, transportation, bribery, recordkeeping, zoning, employment, antidiscrimination, antitrust, wage and hour, and price and wage control matters.

            "Liability" means any direct or indirect liability, indebtedness, obligation, expense, claim, loss, damage, deficiency, guaranty or endorsement of or by any Person, absolute or contingent, accrued or unaccrued, due or to become due, liquidated or unliquidated.

            "Litigation" means any lawsuit, action, arbitration, administrative or other proceeding, criminal prosecution or governmental investigation or inquiry.

            "Material Adverse Change" with respect to any Person means any material adverse change in the business, properties, results of operations, condition (financial or otherwise), liquidity, products, competitive position, customers and customer relations.

            "Material Adverse Effect" means any effect which has resulted in, or is reasonably likely to result in, a Material Adverse Change.

            "Ordinary Course" or "ordinary course of business" means the ordinary course of business of a Person that is consistent with such Person's past practices.

            "Person" means any natural person, limited liability company, corporation, partnership, proprietorship, association, trust or other legal entity.

            "Purchased Assets" is defined in Section 2.1.

            "Remedial Action" is defined in Section 3.12.

            "Required Consents" is defined in Section 3.3.

            "Scheduled Liabilities" is defined in Section 2.3(a)(ii).

            "Taxes" means all taxes, charges, fees, levies, or other like assessments, including income, gross receipts, ad valorem, value added, premium, excise, real property, personal property, windfall profit, sales, use, transfer, license, withholding, employment, payroll, stamp, occupation , premium, custom duties, severance and franchise taxes imposed by a Governmental Body; and shall include any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to, or incurred in connection with any such Taxes or any contest or dispute thereof.

            "Termination Date" is defined in Section 10.1(b).

            "Transaction Documents" means this Agreement and the other agreements and documents among the parties contemplated hereby and thereby.

            "Transactions" means the transactions contemplated by the Transaction Documents.

            "WPE Financial Disclosures" is defined in Section 3.4.

                                   ARTICLE II

                           SALE AND PURCHASE OF ASSETS
                      AND ASSUMPTION OF CERTAIN LIABILITIES

            2.1 SALE AND PURCHASE OF ASSETS. Subject to the terms and conditions of this Agreement, at the Closing Sellers shall sell, transfer, convey, assign and deliver to Buyer, free and clear of all Encumbrances or Liabilities (other than the Assumed Liabilities and Encumbrances that secure the Assumed Liabilities) and with no impairments of title, and Buyer shall purchase, acquire and accept from Sellers, all the right, title and interest of Sellers in and to the following assets to the extent such assets are associated with the Acquired Locations and the Ordinary Course operation of the Business (collectively, the "Purchased Assets"):

                        (a) Leases. All rights and interests under the real estate leases relating to the Acquired Locations, as described on Schedule 2.1(a) (including all exhibits and amendments thereto, the "Leases");

                        (b) Fixed Assets. All machinery, equipment, computer hardware, tools, vehicles (other than vehicles included in Inventory), furniture, furnishings, leasehold improvements and fixtures (to the extent owned by WPE), office and shop supplies and other tangible personal property located at the Acquired Locations, in transit thereto or in the possession of any bailee and used in the Ordinary Course of the Business at the Acquired Locations, as more fully described on Schedule 2.1(b) (the "Fixed Assets"), as adjusted pursuant to Section 2.5; provided further, that for purposes of the Section 2.5 adjustments, the following criteria will be applied in valuing the Fixed Assets:
(1) office and shop supplies will be sold to Buyer for a total of $16,000; (2) service, parts and sales manuals will be sold to Buyer for a total of $16,000;
(3) leasehold improvements will be sold to Buyer for their net book value at Closing Date; and (4) all other Fixed Assets shall be valued at fair market replacement value, taking into consideration age and condition;

                        (c) Inventory. The (i) new equipment inventory listed on
Schedule 2.1(c)(i), (ii) used and rental equipment inventory listed on Schedule 2.1(c)(ii), and (iii) parts inventory listed on Schedule 2.1(c)(iii), as adjusted pursuant to Section 2.5 (collectively, the "Inventory"); provided further, that for purposes of the Section 2.5 adjustments, the following criteria will be applied in valuing the Inventory: (1) new equipment will valued at dealer net price, minus all applicable discount programs, plus freight, assembly, and reasonable handling costs; (2) discounts will be allowed for demonstration hours or use; (3) where applicable, normal hourly use rates will apply, as set forth in CNH's "Schedule of Terms and Discounts;" (4) where normal hourly use rates are not applicable, reasonable depreciation will be applied by Buyer, subject to adjustment as provided in Section 2.5 hereof; (5) WPE will make reasonable efforts to return all equipment inventory that is competitive with CNH equipment to the original manufacturer prior to Closing; (6) all unreturned competitive inventory will be acquired by Buyer at its liquidation value; (7) equipment owned by WPE but rented to or otherwise in use by Arizona Pacific

Materials LLC (an Affiliate of WPE) will be deemed Excluded Assets, and will not be acquired by Buyer; (8) used and rental equipment will be sold at a price based on fair market wholesale value; (9) parts with a turn within the past twenty-four (24) months will be sold to Buyer at current dealer net less all-applicable dealer discounts; (10) parts without a turn for more than twenty-four (24) months will be sold at current dealer net less 50%; and (11) WPE will make reasonable efforts to return all parts inventory that is competitive with CNH equipment to the original manufacturer prior to closing, provided that all unreturned competitive parts will be purchased by Buyer at the prices specified above;

                        (d) Prepaid Items. The customer deposits, rent deposits and other prepaid items relating to the Purchased Assets or the Acquired Locations, listed on Schedule 2.1(d) ("Prepaid Items"), as adjusted pursuant to
Section 2.5;

                        (e) Accounts. The accounts, notes and other receivables listed on Schedule 2.1(e)(i) (accounts 60 days and under) and Schedule 2.1(e)(ii) (accounts over 60 days, discounted as hereinafter provided), as adjusted pursuant to Section 2.5 (the "Accounts"); provided further, that for purposes of the Section 2.5 adjustments, the following criteria will be applied in valuing the Accounts: (1) accounts 60 days and under will be valued at 100% of face amount; (2) accounts over 60 days but under 121 days will be valued at 75% of face amount; and (3) accounts over 120 days will be valued at zero (subject to the provisions of Section 6.4);

                        (f) Assigned Contracts. All rights under the Contracts, including distributor agreements, capital leases, collective bargaining agreements, security agreements, mortgages, agreements with customers (including without limitation purchase orders, preventive maintenance agreements, rental agreements, and recourse and buy-back contracts and obligations), vehicle leases, computer leases, mobile telephone agreements, and software licenses, and including without limitation any and all liens or security interests associated with any of the foregoing rights, to the extent relating to the Purchased Assets or the Acquired Locations and identified on Schedule 2.1(f) (collectively, the "Assigned Contracts");

                        (g) Assigned Permits. Any governmental permits or licenses, to the extent assignable, relating exclusively to the Acquired Locations and identified on Schedule 2.1(g) (the "Assigned Permits");

                        (h) Causes of Action. All causes of action, demands, rights against third parties and choses in action arising out of occurrences before or after the Closing, including without limitation all rights under express or implied warranties, and all other intangible rights and assets, relating exclusively to the Purchased Assets, the Acquired Locations or the Assumed Liabilities;

                        (i) Books and Records. The books and records of WPE, including all service, parts and sales manuals, personnel files, data, plans and recorded knowledge, including customer and supplier lists, equipment maintenance and warranty information, all correspondence with any customers, suppliers, employees or governmental entities relating to the Business, sales and pricing data, and any other reports, marketing studies, plans and documents relating to the Business, in whatever form, including without limitation electronic databases, and whether held by Sellers or stored on behalf of Sellers by third parties, directly and exclusively related to any of the foregoing (provided that Sellers may retain copies of all of the foregoing and the originals of personnel and other records Sellers are required by law to retain in their possession or are necessary or desirable to be retained for their ongoing business, regulatory compliance, the maintenance of their corporate franchises, or for archival purposes);

                        (j) Intellectual Property. The intellectual property of WPE listed on Schedule 2.1(j);

                        (k) Service Work Orders in Process. The rights to accrued but unbilled obligations arising out of the service work orders listed on Schedule 2.1(k) (the "Work Orders in Process"), as adjusted pursuant to
Section 2.5; provided further, that for purposes of the Section 2.5 adjustments, the following criteria will be applied in valuing the Work Orders in Process:
(1) unbilled customer repair labor will be sold to Buyer at 60% of normal customer hourly rate; and (2) internal repair labor will be sold to Buyer at the various mechanics' hourly rates; and

                        (l) Other Necessary Assets. All other assets and property owned by WPE and necessary for the operation of the Business in the Ordinary Course.

            2.2 EXCLUDED ASSETS. Sellers shall not sell, transfer, convey, assign or deliver, and shall retain, any and all assets whatsoever other than the Purchased Assets (the "Excluded Assets").

            2.3 ASSUMPTION OF LIABILITIES.

                        (a) At the Closing, Buyer shall assume, and shall agree to pay and discharge when due, only those Liabilities of WPE that are set forth below, subject to the further limitations hereinafter set forth (collectively the "Assumed Liabilities"):

                                    (i) All Liabilities of WPE under the Leases,
the Assigned Contracts and the Assigned Permits, arising after the Closing Date; and

                                    (ii) The Liabilities listed on Schedule
2.3(a)(ii) (the "Scheduled Liabilities"), subject to adjustment as provided in
Section 2.5.

                        (b) Buyer shall not be deemed to assume or to be otherwise liable, and Sellers will be responsible for, any Liabilities relating to the Business other than the Assumed Liabilities (the "Excluded Liabilities"). The Excluded Liabilities include without limitation: (i) all amounts outstanding under any and all indebtedness for borrowed money, including lines of credit, letters of credit, notes payable and loans payable or deferred compensation, except to the extent included in the Scheduled Liabilities and expressly assumed by Buyer; (ii) all Environmental Liabilities that arise out of or result from events occurring or conditions existing on or prior to the Closing Date; (iii) all product liability or claims for injury to any person or property that relate to equipment or parts sold or maintenance or repairs made to equipment or parts by WPE on or prior to the Closing Date; (iv) all Tax Liabilities of WPE, including any such Liabilities of WPE related to consummation of the Transactions and any Liabilities of WPE for Taxes of another Person (but not including transfer taxes that are Buyer's responsibility under Section 7.4 of this Agreement); (v) any Liabilities arising out of WPE's violation or failure to comply with any Legal Requirement or any Court Order; (vi) except as provided in Section 6.3 with respect to accrued vacation and sick leave, any Liability arising under or relating to any Benefit Plans or any person's employment or termination of employment with either Seller; (vii) any deductibles, self-insured retentions or retrospective rating plans connected with any insurance policy of WPE; and (viii) any fees, costs and expenses incurred in connection with this Agreement and the Transactions.

            2.4 CONSIDERATION FOR ASSET PURCHASE; HOLDBACK. Subject to the terms and conditions of this Agreement, the consideration (the "Purchase Price") for the purchase of the Purchased Assets shall be as follows:

                        (a) The following amounts payable in cash at Closing (subject to the Hold-Back):

                                    (i) $13,488,500 for new equipment Inventory
(subject to adjustment as provided in Section 2.5); plus

                                    (ii) $3,181,249 for parts Inventory (subject
to adjustment as provided in Section 2.5); plus

                                    (iii) $7,707,293 for used and rental
equipment Inventory (subject to adjustment as provided in Section 2.5); plus

                                    (iv) An amount representing reimbursement of
the security deposits with respect to the Leases, as identified in Schedule 2.1(a), plus the amount of any additional prepaid items identified in Schedule 2.1(d) (subject to adjustment as provided in Section 2.5); plus

                                    (v) $2,829,665 for Fixed Assets (subject to
adjustment as provided in Section 2.5), which includes an aggregate of $32,000 for (A) office and shop supplies and (B) service, parts and sales manuals and literature; plus

                                    (vi) $3,893,634 for the Accounts (subject to
adjustment as provided in Section 2.5); plus

                                    (vii) An amount representing reimbursement
for labor costs related to Work Orders in Process as reflected on Schedule 2.1(k) (subject to adjustment as provided in Section 2.5); minus

                                    (viii) The aggregate dollar amount of the
Scheduled Liabilities (subject to adjustment as provided in Section 2.5); minus

                        (b) An amount equal to the aggregate of all amounts paid by Buyer (at Buyer's option) directly to creditors of WPE to discharge Encumbrances on the Purchased Assets in accordance with payoff letters delivered to Buyer as provided in Section 8.2(f) hereof, including without limitation repayment of WPE's debt to CNH Capital, which payments shall be deemed made for the benefit of WPE; minus

                        (c) An amount equal to $1,000,000 (the "Holdback Amount"), to be held by the Buyer to pay any Adjustment Amount owed to the Buyer as provided in Section 2.5 hereof, and to satisfy any Indemnification Obligations of the Sellers as provided in Section 9.5 hereof, in the declining amounts for the respective periods and otherwise on the terms and conditions set forth in Section 9.5; plus

                        (d) The assumption of the Assumed Liabilities.

            2.5 ADJUSTMENTS TO PURCHASE PRICE.

                        (a) Schedule 2.1(b) (Fixed Assets), Schedule 2.1(c)(i) (equipment Inventory), Schedule 2.1(c)(ii) (used and rental equipment Inventory), Schedule 2.1(c)(iii) (parts Inventory), Schedule 2.1(e)(i) and
Schedule 2.1(e)(ii) (Accounts) and Schedule 2.3(a)(ii) (Scheduled Liabilities) attached to this Agreement as executed and delivered by the parties (together, the "Interim Purchase Price Schedules") show the Fixed Assets, the Inventory, the Accounts and the Scheduled Liabilities as of the effective dates set forth therein. On or before that date which is three (3) business days prior to the Closing Date (or such other date as the parties may agree in writing), Buyer shall prepare and deliver to Sellers up-dated Purchase Price Schedules showing the Fixed Assets, the Inventory, the Accounts and the Scheduled Liabilities as of the then most recent date for which data is available (the Interim Purchase Price Schedules, adjusted as aforesaid, are hereinafter referred to as the "Closing Schedules"), using the valuation methodologies as set forth in Section
2.1 hereof. Sellers shall cooperate with Buyer to assist in the preparation of the Closing Schedules. The Closing Schedules as prepared by Buyer shall be used for purposes of calculating the Purchase Price payable on the Closing Date as provided in Section 2.4 hereof, but shall be subject to further post-closing adjustment as provided in Section 2.5(b) hereof.

                        (b) Within thirty (30) calendar days after the Closing Date, Buyer shall prepare and deliver to Sellers (i) amended schedules, listing
(A) the actual Fixed Assets, Inventory, Accounts and Scheduled Liabilities transferred to or assumed by Buyer, and (B) the actual value of Prepaid Items and Work Orders in Process as of the Closing Date (the "Amended Schedules"), using the valuation methodologies as set forth in Section 2.1 hereof, and (ii) a statement showing an adjustment amount (the "Adjustment Amount") equal to the net of change in the aggregate value of the Fixed Assets, the Inventory, the Accounts, the Prepaid Items and the Work Orders in Process, net of the Scheduled Liabilities, as determined based on the Amended Schedules, from such value as determined based on the Closing Schedules. If the Adjustment Amount is a negative amount, then the Purchase Price shall be reduced by such amount. If the Adjustment Amount is a positive amount, then the Purchase Price shall be increased by such amount.

                        (c) Sellers shall have ten (10) calendar days to review the Adjustment Amount as determined by Buyer pursuant to subsection (b) hereof and to notify Buyer of their agreement or disagreement thereto, provided that, if Sellers fail to so notify Buyer within such 10-day period they shall be deemed to have agreed with the Adjustment Amount determined by Buyer in all respects. If Sellers agree (or are deemed to have agreed) with the Adjustment Amount as determined by Buyer, then within five (5) calendar days following the end of the aforesaid 10-day period, or if earlier, within five (5) calendar days of Sellers notifying Buyer of such agreement, Buyer shall pay WPE the Adjustment Amount if such amount is a positive number, and Sellers shall pay Buyer the Adjustment Amount if such amount is a negative number. Sellers' obligation to pay the Adjustment Amount (if any) shall be satisfied by deducting the Adjustment Amount from the Holdback Amount as provided in Section 9.5 hereof.

                        (d) If Sellers disagree with Buyer's calculation of the Adjustment Amount, then Sellers and Buyer shall have fifteen (15) calendar days following the date Sellers send the notice of disagreement provided for in subsection (c) hereof to resolve such issues. If any issues remain unresolved after that period of time, the parties will, within five (5) calendar days, submit the dispute for resolution to an independent financial consulting firm (the "Arbiter") for review and resolution of all matters that are in dispute, based on the valuation methodologies as set forth in Section 2.1 hereof. The Arbiter shall be a mutually acceptable nationally recognized independent financial consulting firm agreed upon by Buyer and Sellers in writing. Buyer and Sellers will use reasonable efforts to cause the Arbiter to render a decision resolving the matters in dispute within fifteen (15) calendar days after the submission of such matters to the Arbiter or such longer period as the parties may mutually agree upon in writing. Buyer and Sellers agree that the determination of the Arbiter (the "Determination") shall be final and binding upon Buyer and Sellers (absent manifest error). Promptly following issuance of the Determination, the Adjustment Amount will be calculated in accordance with the Determination, and Sellers shall pay Buyer the Adjustment Amount if such amount is a negative number, and Buyer shall pay WPE the Adjustment Amount if such amount is a positive number. Sellers' obligation to pay the Adjustment Amount (if any) shall be satisfied by deducting the Adjustment Amount from the Holdback Amount as provided in Section 9.5 hereof. The fees, costs and expenses of the Arbiter shall be borne equally by Sellers and Buyer.

            2.6 SCHEDULES. The Schedules to this Agreement other than the Interim Purchase Price Schedules, the Closing Schedules and the Amended Schedules are referred to herein as the "Disclosure Schedules." This Agreement may be executed and delivered by the parties, and shall be binding upon them in accordance with and subject to its terms and conditions, notwithstanding the fact that the Disclosure Schedules are not attached to this Agreement at the time of such execution and delivery. Sellers shall prepare and deliver to Buyer the Disclosure Schedules as soon as practicable following the execution and delivery of this Agreement, but in any event on or before that date which is ten
(10) business days prior to the Closing Date (or such other date as the parties may agree in writing). The obligation of Buyer to consummate the Transactions shall be subject to its review and approval of the form and content of the Disclosure Schedules, as provided in Section 8.2 hereof. Once approved by Buyer, the Disclosure Schedules shall be attached to this Agreement and made a part hereof.

            2.7 CLOSING. Unless this Agreement shall have been terminated and the Transactions abandoned pursuant to Article X, and subject to the conditions to the Transactions set forth in Article VIII, the Closing shall take place as promptly as practicable after satisfaction or waiver of such conditions but in any event by that date which is sixty (60) days following the date of this Agreement, at 10:00 AM local time, at the offices of Buyer's counsel, unless the parties hereto agree in writing to another date, time or place. The date on which the Closing occurs is referred to herein as the "Closing Date."

            2.8 DELIVERY TO BUYER. At the Closing, Sellers shall deliver to
Buyer:

                        (a) a duly executed Bill of Sale in the form attached hereto as Exhibit "B" (the "Bill of Sale");

                        (b) a duly executed Assignment and Assumption Agreement in the form attached hereto as Exhibit "C (the "Assignment and Assumption Agreement");

                        (c) duly executed assignment and assumption agreements with respect to each of the Leases in form and substance satisfactory to Buyer;

                        (d) duly executed estoppel certificates with respect to each of the Leases, in form and substance satisfactory to Buyer;

                        (e) duly executed instruments of assignment and assumption and other instruments where required to transfer any Purchased Assets;

                        (f) executed copies of each of the Required Consents referred to in Schedule 3.3(a), except to the extent waived by Buyer and Sellers;

                        (g) all business records and other documents containing or relating to the Purchased Assets (or otherwise make such records and documents available to Buyer);

                        (h) all such other endorsements, assignments and instruments as, in the reasonable opinion of Buyer or its counsel, are necessary to vest in Buyer good and marketable title to the Purchased Assets;

                        (i) the New Lease, as required by Section 5.7 hereof;

                        (j) the Non-Competition Agreement of Dean McLain, as required by Section 5.8(d) hereof;

                        (k) the Release, as required by Section 7.6 hereof;

                        (l) possession of the Purchased Assets, free and clear of all Encumbrances; and

                        (m) all other previously undelivered documents required to be delivered by Sellers to Buyer at or prior to the Closing in connection with the Transactions, including those contemplated by Article VIII.

            2.9 DELIVERY TO SELLERS. At the Closing, Buyer shall deliver to
Sellers:

                        (a) a duly executed Assignment and Assumption Agreement;

                        (b) assignment and assumption agreements with respect to each of the Leases;

                        (c) duly executed instruments of assignment and assumption and other instruments where required to effect Buyer's assumption of the Assumed Liabilities;

                        (d) payment by wire transfer, in immediately available funds, of the Purchase Price as provided in Section 2.4;

                        (e) the Release, as required by Section 7.6 hereof;

                        (f) such other certificates, documents and instruments as may reasonably be requested by Sellers to carry out the purposes or intent of this Agreement; and

                        (g) all previously undelivered documents required hereunder to be delivered by Buyer to Sellers at or prior to the Closing, including those contemplated by Article VIII.

            2.10 REQUIRED CONSENTS. Sellers shall use their commercially reasonable efforts to obtain the Required Consents on or before the Closing Date and Buyer shall use its commercially reasonable efforts to assist Sellers in obtaining the Required Consents. If and to the extent Sellers are unable to obtain any Required Consents by the Closing Date, Buyer may waive the closing condition as to any such Required Consents and elect to have Sellers continue using their commercially reasonable efforts to obtain such consents after the Closing Date, in which event the affected Purchased Assets and/or Assigned Contracts will be held by Sellers in trust for Buyer and shall be performed by Buyer in the name of Sellers and all benefits and obligations derived thereunder (except as otherwise provided in the Transaction Documents) shall be for the account of Buyer, until such time as the applicable Required Consents are obtained. Where entitlement of Buyer to such Purchased Assets and/or Assigned Contracts hereunder is not recognized by any third party, Sellers shall, at the request of Buyer, enforce in a reasonable manner, at the cost of and for the account of Buyer, any and all rights of Sellers against such third party.

            2.11 FURTHER ASSURANCE. After the Closing: (a) Sellers shall from time to time, at the request of Buyer and without further cost or expense to Sellers, execute and deliver such other instruments of conveyance and transfer and take such other actions as Buyer may reasonably request in order to more effectively consummate the Transactions and to vest in Buyer good and marketable title to the Purchased Assets; and (b) Buyer shall from time to time, at the request of Sellers and without further cost to Buyer, execute and deliver such other instruments of assumption and take such other actions as Sellers may reasonably request in order to more effectively consummate the Transactions and to confirm the assumption by Buyer of the Assumed Liabilities. Nothing in this
Section 2.10 shall be construed to require Buyer to pay Sellers any additional consideration for the Purchased Assets.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

            Sellers hereby jointly and severally represent and warrant to Buyer that the following statements contained in this Article III are true and correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date:

            3.1 CORPORATE STATUS. Each of the Sellers is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction under which it was incorporated. Each Seller, as applicable, has all requisite corporate power and authority to own, lease and use the Purchased Assets and conduct the Business as now conducted. Each of the Sellers is qualified to do business as a foreign corporation and is in good standing in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. Sellers have made available to Buyer true and complete copies of the certificate of incorporation and bylaws of each Seller, in each case as amended to date.

            3.2 AUTHORIZATION. Each of the Sellers has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform its obligations under such of the Transaction Documents to which it is a party. Such execution, delivery and performance by the Sellers has been duly authorized by all necessary corporate action, including approval by the respective Boards of Directors of the Sellers, as required by the laws of the jurisdiction under which the Sellers are incorporated. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of the Sellers, enforceable against each such party in accordance with their respective terms, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally, and except as enforceability may be subject to general principles of equity.

            3.3 CONSENTS AND APPROVALS. (a) Except for the consents and filings specified in Schedule 3.3(a) (the "Required Consents"), or consents the failure of which to obtain would not have a Material Adverse Effect, neither the execution and delivery by either Seller of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by either Seller, will (i) violate or require any filing, consent or approval or constitute a Default under (x)any Legal Requirement, pending filing with any Governmental Body, or Court Order to which a Seller is subject, (y) the Charter Documents of either Seller or (z) any Contract, Assigned Permit or other document to which a Seller is a party or to which any of the Business, the Purchased Assets or the Acquired Locations may be subject; (ii) result in the creation or imposition of any Encumbrance on any Purchased Asset; or (iii) prevent the consummation of the Transactions.

                        (b) Except as provided in Section 3.3(a) hereof, no consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Sellers in connection with the execution and delivery of this Agreement or any Transaction Documents, or on the part of Sellers in connection with the consummation of the Transactions or the performance or compliance by Sellers with any of the provisions hereof or thereof.

            3.4 FINANCIAL DISCLOSURES. In connection with the Transactions, Sellers have delivered to Buyer's representative, Navigant Capital Advisors, certain financial data and other disclosures with respect to the Business as set forth on Schedule 3.4 (referred to herein as the "WPE Financial Disclosures"). The WPE Financial Disclosures have been prepared from the books and records of WPE in accordance with GAAP, present accurately the assets, liabilities and results of operations of WPE as of the dates thereof and for the periods stated therein, and accurately present in all material respects the financial condition of WPE and the Business.

            3.5 TITLE TO PURCHASED ASSETS AND RELATED MATTERS. Except as set forth on Schedule 3.5, WPE has good and marketable title to, or valid leasehold interests in, all of the

Purchased Assets, free from any Encumbrances (other than the Assumed Liabilities and Encumbrances that secure the Assumed Liabilities). The use of the Purchased Assets is not subject to any Encumbrances (other than those specified in the preceding sentence), and such use does not materially encroach on the property or rights of anyone else. The Purchased Assets, the Assumed Liabilities and the Acquired Locations constitute all property and property rights now used or necessary for the conduct of the Business in the manner and to the extent presently conducted by WPE.

            3.6 REAL PROPERTY LEASES. (a) WPE has delivered to Buyer true, correct and complete copies of the Leases. With respect to the Leases, and except as reflected in Schedule 2.1(a), the Leases have not been modified or amended by any written or oral agreement and are in full force and effect and are valid and subsisting; neither WPE nor any person on behalf of WPE has received any notice of cancellation or termination from any landlord under any of the Leases; WPE is not in Default under the terms of any of the Leases; to WPE's Knowledge, no lessor under any of the Leases is in Default under the terms of any such Leases; the current monthly rentals under each of the Leases is correctly set forth in Schedule 2.1(a), and WPE has paid its monthly rental, additional rent and all other monetary obligations due under each of the Leases through the last day of the month of this Agreement; the commencement dates and expiration dates of each of the Leases are correctly set forth in Schedule 2.1(a); no ongoing dispute exists with any landlord concerning the payment of rent or WPE's performance of any of its obligations under the Leases; WPE has not assigned or otherwise transferred its rights under any of the Leases, nor has WPE sublet or permitted any other person to occupy all or any portion of the leased premises; the amount of any security deposit made by or on behalf of WPE under each of the Leases is correctly set forth on Schedule 2.1(a); and any renewal option of WPE under the Leases, including the renewal rent, is correctly set forth on Schedule 2.1(a). Each Lease constitutes the sole and entire agreement between the lessor thereunder and WPE respecting the premises leased thereunder. WPE is the lessee of the leasehold estate purported to be granted by each Lease, and its possession thereof has not been disturbed, nor has any claim been asserted against it adverse to its rights in such leasehold estate.

                        (b) To WPE's Knowledge, none of the leasehold improvements installed by WPE or its representatives at any of the Acquired Locations contravenes any zoning ordinance, building code, use or occupancy restriction, or other administrative regulation or violates any restrictive covenant or other agreement to which the applicable property is bound, or any provision of law, the effect of which in any material respect would interfere with or prevent the continued use of the applicable property for the purposes for which it is now being used by WPE or would materially affect the value thereof to Buyer for similar use. To WPE's Knowledge, all of the Acquired Locations, buildings, fixtures and improvements thereon are in good operating condition and repair (subject to normal wear and tear).

                        (c) To WPE's Knowledge, there are no pending or threatened condemnation or similar proceedings affecting any Acquired Location or any part thereof. The improvements on the Acquired Locations are served by gas, electricity, water, sewage and waste disposal and other utilities adequate to operate the improvements located thereon. To WPE's Knowledge, the buildings and other facilities located on the Acquired Locations are free of any patent and latent structural or engineering defects.

            3.7 ACCOUNTS. Subject to applicable reserves, all Accounts are, and all Accounts subsequently accruing in connection with conduct of the Business on or prior to the Closing Date will be, (a) receivables arising in the Ordinary Course, (b) valid, genuine and enforceable, (c) to WPE's Knowledge, subject to no defenses, set-offs or counterclaims and (d) current and collectible in the ordinary course, taking into account the acknowledged discounting provided for in Section 2.1(e) of this Agreement. Except as set forth on Schedule 3.7, no agreement for deduction, free goods, discount or other deferred price or quantity adjustment has been made with respect to any such receivables.

            3.8 INVENTORY. Schedules 2.1(c)(i), (ii), (iii) and (iv) and the descriptions of the Inventory contained therein are complete and accurate in all material respects, subject to adjustment as provided in Section 2.5 hereof. Except as set forth in Schedule 3.8, neither Seller holds, in connection with the Business, any materials on consignment or have title to any materials in the possession of others.

            3.9 CONTRACTS.

                        (a) Each of the Assigned Contracts is in full force and effect and is a valid and binding obligation of WPE and, to Sellers' Knowledge, the other parties thereto in accordance with its terms and conditions, except as such enforceability may be limited by (a) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally and (b) equitable principles of general applicability (whether considered in a proceeding at law or in equity). Neither Seller nor any person on behalf of Sellers has received any notice of cancellation or termination of any of the Assigned Contracts, and to Sellers' Knowledge, no Assigned Contract is subject to any dispute and WPE is not in Default under any Assigned Contract. Except as disclosed in Schedule 3.9, Sellers have no Knowledge of any Default by any other party under any Assigned Contract. To Sellers' Knowledge, no event has occurred which, and neither the execution of this Agreement nor the Closing hereunder do or will constitute or result in, a Default under or a violation of any Assigned Contract by either Seller or any other party to such Assigned Contract or would cause the acceleration of any obligation of any party thereto or the creation of an Encumbrance upon any Purchased Asset. Sellers have made available to Buyer a true, complete and accurate copy of each written Assigned Contract and none of the Assigned Contracts has been modified or amended in any respect, except as otherwise disclosed to Buyer in Schedule 3.9.

                        (b) To Sellers' Knowledge, except for the Assigned Contracts or as set forth in Schedule 3.9, neither Seller is a party to or otherwise obligated in connection with the Business under any contract or commitment, whether written or oral, not made in the Ordinary Course of the Business.

            3.10 LEGAL PROCEEDINGS. (a) Except as disclosed in Schedule 3.10(a), there is no Litigation that is pending or, to the Knowledge of Sellers, threatened against or related to the Business, the Acquired Locations or the Purchased Assets. There are no judgments, orders, decrees or awards entered against either Seller related to the Business or the Purchased Assets. There is no asserted claim, action or proceeding now pending or, to the Knowledge of Sellers, threatened before any court, grand jury, administrative or regulatory body, Governmental Body, arbitration or mediation panel or similar body involving either Seller which will or may reasonably be expected to prevent or hamper the consummation of the Transactions or have a Material Adverse Effect on the Business.

                        (b) Except as disclosed in Schedule 3.10(b), neither Seller has received notice or information as to any claim or allegation of personal injury, death, or property or economic damages, any claim for punitive or exemplary damages, any claim for contribution or indemnification, or any claim for injunctive relief in connection with any product manufactured, sold or distributed by, or in connection with any service provided by, WPE in connection with the Business, which will or may reasonably be expected to have a Material Adverse Effect on the Business. Schedule 3.10(b) accurately and completely describes all such claims of which Sellers have Knowledge, together in each case with the date such claim was made, the amount claimed, the disposition or status of such claim (including settlement or judgment amount). WPE has had at all times and currently has in full force and effect insurance of the type and amount adequate to cover all claims of the sort described in this Section.

            3.11 EMPLOYEES. (a) Schedule 3.11(a) accurately identifies, as of the date of this Agreement, the following information as to each employee of WPE at the Acquired Locations: name, title, whether on leave of absence or layoff status, accrued 2008 vacation, accrued 2008 sick leave, and annualized compensation. Except as set forth on Schedule 3.11(a), there are no collective bargaining agreements covering any of the employees at the Acquired Locations.

                        (b) Except as set forth in Schedule 3.11(b): (i) WPE is not indebted in connection with the Business to any employee of WPE except for amounts due as normal salaries, wages, employee benefits and bonuses and in reimbursement of ordinary expenses; and (ii) no employee of WPE is indebted to WPE except for advances for ordinary business expenses.

            3.12 ENVIRONMENTAL MATTERS. Except as disclosed in Schedule 3.12:

                        (a) The Acquired Locations, while leased by WPE, have been operated and are currently in compliance in all material respects with all Legal Requirements concerning or relating to industrial hygiene or the protection of health, safety and/or the environment and/or governing the use, handling, generation, treatment, storage, transportation, disposal, manufacture, distribution, formulation, packaging, labeling or Release of Hazardous Materials, whether now existing or subsequently amended or enacted (collectively referred to as "Environmental Laws"), including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 as amended ("CERCLA"), the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., as amended ("RCRA"), the Federal Water Pollution Act, 33 U.S.C. ss.1251 et seq., as amended, the Clean Air Act, 42 U.S.C. ss.7401 et seq., as amended ("Clean Air Act"), the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.136 et seq., as amended, the Occupational Safety and Health Act of 1970, 29 U.S.C. ss.651 et seq., as amended ("OSHA"), and the Safe Drinking Water Act, 42 U.S.C. ss.300 et seq., as amended, or regulations promulgated thereunder, and all applicable state and local environmental laws;

                        (b) Neither Seller has received any claims, notices, demand letters or requests for information alleging any violation under Environmental Law and there are no judicial, administrative or other actions, suits or proceedings pending, nor, to Sellers' Knowledge, are there any investigations or conditions on, about, beneath or arising from any of the Acquired Locations, which might, now or at any time in the future, under any Environmental Law, (A) give rise to any Environmental Liabilities or the imposition of a statutory lien upon Buyer or WPE, or (B) require any Response, Removal or Remedial Action (as those terms are defined below) or any other action, including, without limitation, reporting, monitoring, cleanup or contribution by WPE (collectively, an "Environmental Condition");

                        (c) To Sellers' Knowledge, WPE has not Released any Hazardous Substances (as defined below) at or from the Acquired Locations.

                        (d) To Sellers' Knowledge, none of the following exists at any Acquired Location: (1) underground storage tanks or sumps, (2) asbestos-containing material in any friable and damaged form or condition, (3) materials or equipment containing polychlorinated biphenyls, or (4) landfills, surface impoundments or disposal areas.

                        (e) Except as disclosed in Schedule 3.12, there has been no environmental investigation, study, audit, test, review or other analysis conducted by or on behalf of either Seller (or by a third party of which either Seller has Knowledge) in relation to operations of either Seller at an Acquired Location.

As used in this Agreement:

                                    (i) the terms "Release," "Response,"
"Removal" and "Remedial Action" shall have the meanings ascribed to them in Sections 101(22)-101(25) of CERCLA;

                                    (ii) The term "Hazardous Substances" or
"Hazardous Substance" shall mean any substance regulated under any of the Environmental Laws, including, without limitation, any substance which is: (A) petroleum, asbestos or asbestos-containing material, urea formaldehyde or polychlorinated biphenyls; (B) a "hazardous substance," "pollutant" or "contaminant" (as defined in Sections 101(14), and (33) of CERCLA or the regulations designated pursuant to Section 102 of CERCLA), including any element, compound, mixture, solution or substance that is or may be designated pursuant to Section 102 of CERCLA; (C) listed in the United States Department of Transportation Hazardous Material Tables, 49 C.F.R. ss.172.101; (D) defined, designated or listed as a "Hazardous Waste" pursuant to the RCRA or (E) listed as a "Hazardous Air Pollutant" under Section 112 of the Clean Air Act.

            3.13 FINDER'S FEES. No Person retained by Sellers or any of its Affiliates is or will be entitled to any commission or finder's or similar fee in connection with the negotiation or consummation of the Transactions.

            3.14 TAXES.

                        (a) All Tax and information returns and reports ("Returns") required to be filed by WPE on or prior to the Closing Date with respect to Taxes have been or will be properly and timely filed.

                        (b) All amounts required to be shown on each of such Returns have been paid or will be paid when due by WPE.

                        (c) Except as disclosed in Schedule 3.14, to Sellers' knowledge, there are no grounds for the assertion or assessment of any Taxes against WPE, the Purchased Assets or the Business other than those reflected or reserved against on the WPE Financial Disclosures.

                        (d) Neither the Purchased Assets nor the Business are, and neither will be, encumbered by any Encumbrances arising out of any unpaid Taxes and there are no grounds for the assertion or assessment of any Encumbrances against the Purchased Assets or the Business in respect of any Taxes.

                        (e) The transactions contemplated by this Agreement will not give rise to (i) the creation of any Encumbrances against the Purchased Assets or the Business in respect of any Taxes, (ii) the assertion of any additional Taxes against the Purchased Assets or the Business or (iii) the imposition on Buyer of any liability for Taxes payable by Sellers with respect to conduct of the Business on or prior to the Closing Date.

                        (f) Except as disclosed in Schedule 3.14, there is no action or proceeding or unresolved claim for assessment or collection, pending or threatened, by, or present or expected dispute with, any Governmental Body for assessment or collection from any of the Sellers of any Taxes of any nature affecting the Purchased Assets or the Business.

                        (g) Except as disclosed in Schedule 3.14, there is no extension or waiver of the period for assertion of any Taxes against the Sellers affecting the Purchased Assets or the Business.

                        (h) None of the Purchased Assets or Assumed Liabilities will constitute a partnership, joint venture, or other arrangement or contract that could be treated as a partnership for federal income tax purposes.

                        (i) None of the Purchased Assets are tax-exempt use property within the meaning of Section 168(h) of the Code.

                        (j) None of the Purchased Assets are subject to a tax indemnification agreement.

            3.15 INTENTIONALLY DELETED.

            3.16 AFFILIATED TRANSACTIONS. Except as disclosed in Schedule 3.16, no director, officer, employee or affiliate of either Seller, is a party to any agreement, Contract, commitment or other form of transaction or arrangement with Sellers in connection with the Business or has any interest in any property used by or in connection with the Business.

            3.17 BENEFITS PLANS.

                        (a) As used in this Agreement, "Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA, and any other plan, program, agreement, arrangement, policy, contract, commitment, written or oral, statutory or contractual, that provides for compensation or benefits, including, but not limited to, any deferred compensation, executive compensation, bonus, or incentive plan, any cafeteria plan or any holiday or vacation plan or practice, with respect to which WPE has or has had in the one year period preceding the date hereof any obligation or liability or which are or were in the one year period preceding the date hereof maintained, contributed to or sponsored by WPE for the benefit of any current or former employee, officer or director of WPE.
Schedule 3.17(a) sets forth a list of all Benefit Plans. With respect to each Benefit Plan, Sellers have made available to Buyer a true and complete copy of each such Benefit Plan (including all amendments thereto) and a true and complete copy of each material document (including all amendments thereto) prepared in connection with each such Benefit Plan including, without limitation, (i) a copy of each trust or other funding arrangement, (ii) each summary plan description and summary of material modifications, and (iii) a copy of the most recent favorable determination letter referred to in Section 3.17(c) (if any).

                        (b) None of the Benefit Plans is a plan that is or has ever been subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code. None of the Benefit Plans is a "multiemployer plan" as defined in
Section 3(37) of ERISA.

                        (c) Except as set forth on Schedule 3.17(c), each Benefit Plan or trust which is intended to be qualified or exempt from taxation under Section 401(a), 401(k) or 501(a) of the Code has received a favorable determination letter from the IRS that it is so qualified or exempt, and nothing has occurred since the date of such determination letter that would adversely affect the qualified or exempt status of any Benefit Plan or related trust.

                        (d) There has been no amendment to, written interpretation of, or announcement (whether or not written) by either Seller relating to, or change in employee participation or coverage under, any Benefit Plan that would increase materially the expense of maintaining such Benefit Plan above the level of the expense incurred in respect thereto for the most recent fiscal year ended prior to the date hereof.

                        (e) No employee or former employee of WPE will become entitled to any bonus, retirement, severance, job security or similar benefit or enhanced such benefit (including acceleration of vesting or exercise of an incentive award) as a result of the consummation of the Transactions contemplated by this Agreement, other than as provided for in Section 5.4.

            3.18 OVERTIME, BACK WAGES, VACATION AND MINIMUM WAGES. Except as set forth on Schedule 3.18, no present or former employee of WPE in connection with the Business has given written notice to either Seller of, and to Sellers' Knowledge there is no valid basis for, any claim against either Seller or the Purchased Assets (whether under law, any employment agreement or otherwise) on account of or for (a) overtime pay, other than overtime pay for the current payroll period, (b) wages or salary (excluding current bonus, accruals and amounts accruing under "employee benefit plans," as defined in Section 3(3) of ERISA) for any period other than the current payroll period, (c) vacation, time off or pay in lieu of vacation or time off, other than that earned in respect of the current fiscal year, or (d) any violation of any law relating to minimum wages or maximum hours of work.

            3.19 DISCRIMINATION, WORKERS COMPENSATION AND OCCUPATIONAL SAFETY AND HEALTH. To Sellers' Knowledge, no person or party (including government agencies of any kind) has any valid claim, or valid basis for any action or proceeding, against Sellers or the Purchased Assets arising out of any law relating to discrimination in employment or employment practices or occupational safety and health standards in connection with WPE's operation of the Business. Neither Seller has received any written notice from any Governmental Body alleging a violation of occupational safety or health standards. Except as set forth in Schedule 3.19, there are no pending workers compensation claims involving Sellers in connection with the Business and there have never been any workers compensation claims against either Seller in connection with the Business relating to the use or existence of asbestos in any of Sellers' products. WPE has delivered to Buyer a true, correct and complete list of all workers compensation claims against WPE in connection with the Business while operated by WPE.

            3.20 INTENTIONALLY DELETED.

            3.21 LABOR DISPUTES; UNFAIR LABOR PRACTICES. Except as set forth in
Schedule 3.21, there is neither pending nor, to the Knowledge of Sellers, threatened any labor dispute, strike or work stoppage in connection with the Business which affects or which reasonably may be expected to affect Sellers, the Business, the Purchased Assets or the Assumed Liabilities.

            3.22 INSURANCE POLICIES. Set forth in Schedule 3.22 is a list of all insurance policies and bonds in force covering or relating to the properties, operations or personnel of the Business.

            3.23 PRODUCT WARRANTIES. Set forth in Schedule 3.23 are the standard forms of product warranties and guarantees used by Sellers in connection with the Business (other than standard forms provided by Case for Case products) and copies of all other product warranties and guarantees given or made in connection with the Business. No oral product warranties or guarantees have been made containing terms less favorable to Sellers than the terms of the forms of product warranties and guarantees set forth in Schedule 3.23. To Sellers' Knowledge, no person or party (including, but not limited to, government agencies of any kind) has any valid claim, or valid basis for any action or proceeding, against Sellers under any law relating to unfair competition, false advertising or other similar claims arising out of product warranties, guarantees, specifications, manuals or brochures or other advertising materials used by Sellers in connection with the Business.

            3.24 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. Except as disclosed in Schedule 3.24, Sellers have to their Knowledge complied with and are not in Default under or in violation of any applicable Legal Requirement, or the provisions of any franchise or license. WPE holds all licenses or permits required to conduct the Business as presently conducted by it, and each such license or permit is valid, in full force and effect, and listed in Schedule 2.1(g), and neither the execution of this Agreement nor the Closing do or will constitute or result in a Default under or violation of any such permit or license.

            3.25 PRODUCT SAFETY AUTHORITIES. WPE has not been required to file any notification or other report with or provide written information or oral presentation to any government agency or product safety standards group concerning actual or potential defects or hazards with respect to any product manufactured, sold or distributed by WPE in connection with the

Business, and to Sellers' Knowledge there exist no valid grounds for the recall of any such product.

            3.26 INTENTIONALLY DELETED.

            3.27 FULL DISCLOSURE. No representation or warranty of Sellers herein and no statement, information or certificate furnished or to be furnished by or on behalf of Sellers pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

            Buyer hereby represents and warrants to Sellers that the following statements contained in this Article IV are true and correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date:

            4.1 ORGANIZATIONAL STATUS. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite power and authority to purchase the Purchased Assets. Buyer is qualified to do business and is in good standing as a foreign entity in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a material adverse effect on Buyer's ability to perform its obligations under this Agreement. Buyer has made available to Sellers true and complete copies of the Charter Documents of Buyer.

            4.2 AUTHORIZATION. Buyer has the requisite power and authority to execute and deliver the Transaction Documents to which it is or will be a party and to perform its obligations under such of the Transaction Documents to which it is a party. Such execution, delivery and performance by Buyer has been duly authorized by all necessary limited liability company action. The Transaction Documents executed on or before the date hereof constitute, and the Transaction Documents to be executed after the date hereof will constitute, valid and binding obligations of Buyer, enforceable against Buyer, as the case may be, in accordance with their terms, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally, and except as enforceability may be subject to general principles of equity.

            4.3 CONSENTS AND APPROVALS. Except as herein provided, neither the execution and delivery by Buyer of the Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by Buyer, violate or will require any filing, consent or approval or constitute a Default under (a) any Legal Requirement, pending filing with any Governmental Body, or Court Order to which Buyer is subject, (b) the Charter Documents of Buyer or (c) any Contract, government permit or other document to which Buyer is a party or by which the properties or other assets of Buyer may be subject.

                                   ARTICLE V

                              COVENANTS OF SELLERS

            5.1 OPERATION OF THE BUSINESS. From the date hereof through the Closing Date, WPE will conduct the Business at the Acquired Locations in the Ordinary Course, and will make commercially reasonable efforts to maintain its relationships and goodwill with licensors, suppliers, distributors, customers, landlords, employees, agents and others having business relationships with either Seller in connection with the Business, maintain in inventory quantities of raw materials, component parts, work in process, finished goods and other supplies and materials in such manner and in such amounts as are consistent with past practices, and shall refrain from the following actions in furtherance of and in addition to such restriction (except as contemplated by this Agreement) without the prior written consent of Buyer, which shall not be unreasonably withheld: (i) encumbering, selling or otherwise disposing of any Purchased Assets other than in the Ordinary Course; (ii) entering into any Contract, waiving any right or otherwise incurring any Liability with respect to the Purchased Assets or the Acquired Locations, other than in the Ordinary Course;
(iii) accelerating or discounting any Account other than in the Ordinary Course;
(iv) modifying or amending in any material respect or terminating any Assigned Contract; (v) terminating or closing any Acquired Location; (vi) causing or permitting to occur any event, occurrence or omission which, individually or together with other matters, could reasonably be expected to have a Material Adverse Effect; (vii) taking any action that would cause any of the representations and warranties made by Sellers in this Agreement not to remain true and correct or any of the conditions set forth in this Agreement not to be satisfied; (viii) settling, releasing or forgiving any claim or litigation or waiving any right thereto that relates to any of the Purchased Assets or the Assumed Liabilities, but excluding any such claim or right that relates solely to any Excluded Asset or Excluded Liability; (ix) other than in the Ordinary Course, (a) materially increasing compensation or other benefits payable to any employee of WPE or (b) entering into any employment or other similar agreement or arrangement providing for compensation or benefits of any kind, or (ix) initiating or participating in any discussions or negotiations to do, or entering into any agreement to do, any of the foregoing.

            5.2 ACCESS. Sellers shall give Buyer and its accountants, counsel and other representatives reasonable access (subject to providing reasonable notice and subject further to being under the supervision and direction of WPE personnel if requested by WPE and subject further to such personnel complying with the confidentiality provisions of this Agreement), without unreasonably interfering with business operations, to all properties, books, Contracts and records of Sellers related to the Purchased Assets or the Acquired Locations and shall furnish to Buyer all such documents, records and information as Buyer shall from time to time reasonably request.

            5.3 INSURANCE AND MAINTENANCE OF THE PURCHASED ASSETS. From the date hereof through the Closing Date, WPE shall continue to maintain its existing insurance policies on property owned or leased by it in connection with the Business and maintain and service the Purchased Assets at its own expense in a manner consistent with past practice.

            5.4 EMPLOYEES. Sellers shall provide Buyer with reasonable access to any employees at the Acquired Locations for purpose of discussing potential future employment. After the Closing Date, upon the reasonable request of Buyer and to the extent permitted by applicable Legal Requirements and subject to the confidentiality provisions of this Agreement, Sellers shall make available to Buyer any records in their possession with respect to former WPE employees hired by Buyer. To the extent any WPE employee at the Acquired Locations is entitled under WPE's existing policies to receive bonus compensation for any periods prior to and through the Closing Date, WPE shall be responsible for and shall pay to such employees, promptly following the Closing Date, the full amount of such accrued bonus compensation (subject to normal withholding requirements).

            5.5 FULFILLMENT OF CONDITIONS. Sellers shall use commercially reasonable efforts to fulfill the conditions specified in Article VIII to the extent that the fulfillment of such conditions is within their control. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including conducting WPE's business in such manner that on the Closing Date the representations and warranties of Sellers contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

            5.6 NOTIFICATION OF CERTAIN MATTERS. Between the date of this Agreement and the Closing, either Seller shall give prompt notice to Buyer of
(a) the occurrence or failure to occur of any event of which either of them has Knowledge, which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect any time from the date hereof through the Closing Date and (b) any failure of either Seller to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement or to satisfy any condition.

            5.7 NEW LEASE. With respect to WPE's corporate headquarters facility in Vancouver, Washington, Sellers shall cause the landlord for the facility (an Affiliate of Sellers) to terminate the existing lease and enter into a new lease of the facility with Buyer, to be effective on and as of the Closing Date (the "New Lease"). The new lease will be for a term of six (6) months at a monthly rental rate equal to $14,000 per month.

            5.8 NON-COMPETITION.

                        (a) Sellers agree that for a term of five (5) years after the Closing Date (the "Restricted Period"), neither they nor any of their Affiliates will: (i) engage, directly or indirectly, whether by itself or in partnership or in conjunction with any other person, firm, association, syndicate or corporation, as principal, agent, shareholder, employee, consultant or in any other manner whatsoever, in any business activity competitive with the Business as constituted on the date hereof; or (ii) at any time during the Restricted Period, directly or indirectly induce or attempt to influence any customer or supplier of Buyer to terminate its relationship with Buyer or to enter into any relationship with any competitor of Buyer; or (iii) at any time during the Restricted Period, induce or attempt to influence any employee or contractor of Buyer to terminate a relationship with Buyer, or (iv) at any time during the Restricted Period, without the prior written consent of Buyer, induce or attempt to influence any employee of Buyer to enter into any employment or contractual relationship with Sellers or any other person or entity.

                        (b) Sellers agrees that any violation of any of the covenants in this Section 5.8 would cause substantial and irreparable injury to Buyer, whereupon Buyer may seek to have Sellers enjoined from any breach or threatened breach thereof in addition to, but not in limitation of, any other rights or remedies to which Buyer is or may be entitled to at law or in equity or under this Agreement.

                        (c) Sellers agree that the limitations set forth above are reasonable in time and geographic scope, and if any provision hereof is held invalid or unenforceable, the remainder shall nevertheless remain in full force and effect. In particular, Sellers agree that if any court of competent jurisdiction shall determine that the duration or geographical limit of the foregoing non-competition covenant is invalid or unenforceable, it is the intention of Sellers and Buyer that it shall not be terminated thereby but shall be deemed to have been amended to the extent required to render it valid and enforceable, such amendment to apply only with respect to the jurisdiction of the court making such adjudication. Sellers acknowledge that the Purchase Price and the agreements of Buyer set forth in this Agreement constitute good and valid consideration for the covenants set forth in this Section 5.8.

                        (d) In order to more fully protect the interests of Buyer, and as a condition to Buyer's agreement to acquire the Purchased Assets, Sellers shall cause Dean McLain to execute and deliver to Buyer at Closing a Non-Competition Agreement containing provisions comparable in all material respects to the provisions of this Section 5.8.

            5.9 USE OF NAME. Buyer shall have the exclusive (in respect of the operation of a dealership), royalty-free right and license to use the name "Western Power" and associated logos for a transition period of one hundred eighty (180) days following the Closing, to allow for the orderly removal of the name from signage, invoices and other assets used in the operation of the Acquired Locations and the Purchased Assets. Nothing contained in this Section
5.9 shall prohibit WPE from using the name "Western Power" in connection with sales of products that are not competitive with CNH products from any facility currently maintained by WPE but not included in the Acquired Locations.

                                   ARTICLE VI

                               COVENANTS OF BUYER

            6.1 FULFILLMENT OF CONDITIONS. From the date hereof to the Closing, Buyer shall use commercially reasonable efforts to fulfill the conditions specified in Article VIII to the extent that the fulfillment of such conditions is within its control and to cooperate with the Sellers as reasonably required to obtain the Required Consents. The foregoing obligation includes (a) the execution and delivery of the Transaction Documents and (b) taking or refraining from such actions as may be necessary to fulfill such conditions.

            6.2 EMPLOYEES. As of the Closing Date, Buyer shall offer employment (to be effective the day after the Closing Date) to substantially all of the non-management employees of WPE at all the Acquired Locations who are not on leave of absence (disability or otherwise) and in connection therewith shall credit those employees who accept such offers of employment with the unused vacation time or sick leave accrued by them (in accordance with WPE's policies) during their employment with WPE, to the extent expressly identified on Schedule
6.2. Notwithstanding the foregoing, Buyer shall have the right not to offer employment to any employee of WPE if Buyer determines, in its sole discretion, that it would not be appropriate or desirable to retain such employee. Sellers represent and warrant to Buyer that Schedule 6.2 correctly identifies all vacation time and sick leave accrued and unused by the aforesaid employees. Nothing contained in this Section 6.2 shall be deemed an undertaking by Buyer to continue WPE's policies with respect to vacation time or sick leave, it being understood and agreed that Buyer may initiate policies that differ from WPE's.

            6.3 PRO RATA SHARE OF PREPAID RENT AND LEASE EXPENSES. In addition to the Purchase Price, Buyer shall pay to WPE at the Closing its pro rata share (based on their respective periods of occupancy) of all prepaid rent and other prepaid expenses under the Leases.

            6.4 ACCOUNTS6.5 . In addition to the Purchase Price, Buyer shall pay to WPE, at the end of the Holdback Period (as defined in Section 9.5 hereof), an amount equal to ninety percent (90%) of all cash payments actually received by Buyer during the Holdback Period that are attributable to accounts identified on
Schedule 2.1(e)(ii) as being over 120 days old on and as of the Closing Date (provided such payments are expressly designated by the payor as a payment in satisfaction of such an over-120 days account), minus (a) any out-of-pocket costs of collection of such accounts, and (b) any Indemnification Obligations that remain unsatisfied from the Holdback Amount as provided in Section 9.5. Buyer shall make commercially reasonable efforts, in accordance with its ordinary practices, to collect such accounts during the six (6) month period following the Closing Date, provided that "reasonable efforts" shall not include initiating any collection action. Nothing contained in this Section 6.4 is intended to modify or otherwise affect the absolute assignment of title to such accounts to Buyer. Sellers shall not have the right to take any action to collect such accounts following the Closing Date, and expressly covenant and agree with Buyer that they and their representatives will refrain from taking any such action. Buyer's payment obligations under this Section 6.4 shall survive through the end of the Holdback Period.

                                   ARTICLE VII

                                FURTHER COVENANTS

            7.1 CONFIDENTIALITY. Prior to the Closing and for two years from any termination of this Agreement, all parties to this Agreement shall hold, and shall use commercially reasonable efforts to cause the Affiliates, officers, directors, employees, accountants, counsel, consultants, advisors and agents of such Person to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, and except as may be required to enforce the Transaction Documents or to defend any claims arising thereunder, the terms contained in the Transaction Documents as well as all confidential documents and information concerning the other Person furnished in connection with the Transactions, except to the extent

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that such information can be shown to have been (a) previously known on a nonconfidential basis, (b) in the public domain through no fault of such Person,
(c) later acquired from sources other than such Person as long as, to the Knowledge of such Person, such sources are not subject to a contractual or fiduciary duty of confidentiality with respect to such information or (d) required to be disclosed pursuant to operation of law or legal process, governmental regulation or court order, provided that such Person will inform the other parties thereof and reasonably cooperate with the other parties (at no cost to such Person) in contesting such request or order and in obtaining appropriate protection orders; provided that such Person may disclose such information to its respective officers, directors, shareholders, employees, accountants, counsel, consultants, advisors and agents in connection with the Transactions as long as such Persons are informed of the confidential nature of such information and are directed to treat such information confidentially. The obligation of each Person to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, each party shall, and shall use commercially reasonable efforts to cause the officers, directors, employees, accountants, counsel, consultants, advisors and agents of such Person to, destroy or deliver to the other parties all documents and other materials, and all copies thereof, obtained by such Person or on its behalf in connection with this Agreement that are subject to such confidence.

            7.2 COMMERCIALLY REASONABLE EFFORTS. Subject to the terms and conditions of this Agreement, each party shall use commercially reasonably efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements to consummate the Transactions, including the execution and delivery of any additional instruments necessary to consummate the Transactions.

            7.3 EXPENSES. Whether or not the Closing occurs, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the costs or expenses.

            7.4 TRANSFER TAXES. Buyer shall be responsible for, pay, indemnify and hold harmless the Sellers from, (a) any transfer, motor vehicle registration, and documentary taxes and fees imposed with respect to instruments of conveyance required to effect the Transactions; and (b) any sales, use, gains, excise and other transfer or similar taxes on the transfer of the Purchased Assets contemplated hereunder (collectively, the "Transfer Taxes"). Sellers shall execute and deliver to Buyer at the Closing any certificates or other documents as the Buyer may reasonably request to perfect any exemption from any such Transfer Tax.

            7.5 RECEIPT OF PAYMENTS POST-CLOSING. After the Closing Date, Sellers and Buyer will reasonably cooperate to assist each other in directing customers and other third parties to make payments (in satisfaction of Accounts or otherwise) to the account of the party to which such payments are properly allocated under the terms of this Agreement. If and to the extent that, after the Closing, either party receives any payment of funds which should have been directed to the account of the other party as aforesaid, the party in receipt of such payment will hold such funds in trust for the other party and will promptly (but in any event within seven (7) days following receipt) remit the funds to such other party; provided, however, that any amount payable by a party under this Section 7.5 may be netted against any payment obligation owed to such party by the other party, to the extent the other party has acknowledged such off-setting payment obligation in writing.

            7.6 TERMINATION OF DEALER AGREEMENTS AND RELEASE OF CLAIMS. At the Closing, Buyer shall cause CNH to execute and deliver to the Sellers and the Sellers shall execute and deliver to CNH, an agreement in form and substance mutually satisfactory to the parties thereto, terminating the construction equipment sales and service agreement in effect by and between WPE and CNH, effective as of the Closing Date, and containing a release by the Sellers of any and all claims they may have against CNH, CNH Capital and their respective Affiliates, arising out of or related to such distribution agreements or otherwise, and containing a release by CNH of any and all claims it may have against WPE arising out of or related to such sales and service agreement (the "Release").

                                  ARTICLE VIII

                    CONDITIONS PRECEDENT TO THE TRANSACTIONS

            8.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each party to consummate the Transactions shall be subject to the fulfillment at or prior to the Closing of the following conditions:

                        (a) Approval of Transactions by Sellers. Sellers shall have delivered to Buyer a Secretary's Certificate as evidence that the respective Boards of Directors and shareholders of WPE and the Parent previously approved and adopted the Transactions in accordance with their respective Charter Documents and the laws of the jurisdictions under which they were incorporated and that such approvals have not been revoked, modified, amended or rescinded and are still in full force and effect.

                        (b) Approval of Transactions by Buyer. Buyer shall have obtained all necessary approvals of the Transactions from its executive management and its Board of Directors or other governing body, and such approvals shall not have been revoked, modified, amended or rescinded.

                        (c) Governmental Approvals. All approvals and consents from Governmental Bodies (if any) required to consummate the Transactions shall have been obtained.

                        (d) No Governmental Order or Legal Requirement. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States federal or state court of competent jurisdiction, and no Legal Requirement shall have been enacted or promulgated by any governmental authority or agency, that prohibits consummation of the Transactions.

            8.2 CONDITIONS TO OBLIGATIONS OF BUYER. The obligations of Buyer to consummate the Transactions shall be subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions:

                        (a) Representations and Warranties True. The representations and warranties of Sellers contained herein shall be true and correct at and as of the date hereof and at and as of

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

the Closing as though such representations and warranties were made again at and as of the Closing, except for changes contemplated by this Agreement.

                        (b) Performance. Sellers shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement required to be performed or complied with by them on or prior to the Closing.

                        (c) Consents and Approvals. Sellers shall have obtained all the Required Consents.

                        (d) Due Diligence. Buyer shall have completed its due diligence review of the Business to its satisfaction.

                        (e) Disclosure Schedules. Sellers shall have prepared and delivered to Buyer the Disclosure Schedules and Buyer shall have approved the form and content thereof.

                        (f) Discharge of Encumbrances. Sellers shall have delivered to Buyer all releases, discharges and other instruments or documents, duly executed or otherwise authorized in writing by the applicable creditors of WPE listed in Schedule 8.2(f), to terminate, release and forever discharge all security interests or liens with respect to the Purchased Assets and to effect the transfer of the Purchased Assets to Buyer free and clear of all Encumbrances as required by this Agreement; or, in the alternative, duly executed payoff letters from such creditors showing the amounts to be paid to satisfy the applicable Encumbrance (stating any applicable per diem payoff amount), expressly authorizing the termination, release and discharge of the Encumbrance upon payment of such payoff amount, and agreeing to execute and deliver to Buyer any necessary release, discharge or other instrument or document and to otherwise cooperate with Buyer to effect such termination, release and discharge.

                        (g) Absence of Litigation. No action, suit, proceeding, arbitration, investigation or inquiry, whether civil, criminal or administrative, shall have been commenced against Sellers or any of their Affiliates with respect to or affecting the Transactions or any aspect thereof or affecting the Business, the Purchased Assets or the Acquired Locations which would have a Material Adverse Effect on the Business, the Purchased Assets or the Acquired Locations.

                        (h) Other Documents. Buyer shall have received executed copies of all Transaction Documents to which Sellers are parties to the extent that they shall not have been received on or prior to the Closing. Buyer shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

                        (i) Certificates. Sellers shall have furnished to Buyer certificates of an officer of each of Sellers, dated the Closing Date, certifying compliance as of the Closing with the conditions set forth in paragraphs (a) and (b) of this Section 8.2.

                        (j) Material Adverse Change. There shall not have been or occurred any Material Adverse Change in respect of the Business, the Purchased Assets or the Acquired Locations.

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

                        (k) Damage or Destruction.

                                    (i) If, on or before the Closing Date, any
of the Acquired Locations is damaged or destroyed by fire or other cause, Sellers shall notify Buyer thereof within ten (10) days after the occurrence of such damage or destruction.

                                    (ii) If such damage or destruction effects a
Material Portion (as defined below) of any individual Acquired Location, Buyer shall within twenty (20) days after receipt of Seller's notification, elect either to (a) exclude the particular parcel from the Purchased Assets to be transferred on the Closing Date and the Purchase Price shall be adjusted by an amount allocated to such Acquired Location as mutually agreed by the parties, or
(b) terminate this Agreement if the loss of the particular Acquired Location would have a Material Adverse Effect.

                                    (iii) If the above referenced time periods
overlap with the Closing Date, Buyer may, at Buyer's option, delay the Closing Date until the expiration of Buyer's election period described in subsection
(ii) above.

                                    (iv) For purposes hereof, the term "Material
Portion" means any portion or portions of an Acquired Location that collectively constitutes more than twenty percent (20%) of the rentable square footage of such Acquired Location or, with regard to any Acquired Location, that materially and adversely affects Buyer's intended use of such Acquired Location.

                                    (v) Condemnation. If, on or prior to the
Closing Date, any proceeding (judicial, administrative or otherwise), which shall relate to the proposed taking of all or a Material Portion of any Acquired Location by condemnation or eminent domain or any action in the nature of eminent domain, is commenced or threatened, Sellers shall timely give Buyer notice of such occurrence and Buyer shall, within twenty (20) days after receipt of such notice, elect either (i) to exclude the particular Acquired Location from the Purchased Assets and the Purchase Price shall be adjusted by the amount allocated to such Acquired Location as mutually agreed by the parties, or (ii) terminate this Agreement if the loss of the particular Acquired Location would have a Material Adverse Effect. If the above referenced time periods overlap with the Closing Date, Buyer may, at Buyer's option, delay the Closing Date until the expiration of Buyer's election period described above.

            8.3 CONDITIONS TO OBLIGATIONS OF SELLERS. The obligations of Sellers to consummate the Transactions shall be subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions:

                        (a) Representations and Warranties True. The representations and warranties of Buyer contained herein shall be true and correct at and as of the date when made and at and as of the Closing as though such representations and warranties were made again at and as of the Closing, except for changes contemplated by this Agreement.

                        (b) Performance. Buyer shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement required to be performed or complied with by it on or prior to the Closing.

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

                        (c) Consents and Approvals. Buyer shall have obtained all governmental and third party consents and approvals necessary to consummate the Transactions.

                        (d) Other Documents. Sellers shall have received executed copies of all Transaction Documents to which Buyer is a party to the extent that they shall not have been received prior to the Closing. Sellers shall have received all other documents required under the terms of any of the Transaction Documents and any other documents reasonably requested on or prior to the Closing Date.

                        (e) Certificates. Buyer shall have furnished to Sellers a certificate of its duly authorized officer, dated the Closing Date, certifying compliance as of the Closing with the conditions set forth in paragraphs (a) and
(b) of this Section 8.3.

                        (f) Release of Guaranty. Effective upon the Closing of the Transactions, Buyer shall have caused CNH and CNH Capital to release Dean McLain, a principal of Sellers, from his obligations to CNH and CNH Capital under his personal guaranty of the Liabilities of WPE, other than any Liability expressly identified by CNH Capital as continuing in effect after the Closing, and except to the extent that at any time any payment by or on behalf of WPE is rescinded, avoided or rendered void as a preferential transfer, impermissible set-off, fraudulent conveyance or must otherwise be returned or disgorged by CNH or CNH Capital upon the insolvency, bankruptcy or reorganization of either of the Sellers or otherwise. The latter exception shall continue in effect through the final expiration of all applicable statutes of limitation.

                                   ARTICLE IX

                                 INDEMNIFICATION

            9.1 BY SELLERS. After the Closing Date, Sellers shall jointly and severally indemnify and hold harmless Buyer and each Affiliate and agent of Buyer ("Buyer Indemnified Parties") from and against any Damages that any such indemnified party may sustain, suffer or incur and that result from, arise out of, or relate to (i) any breach of any representation, warranty, covenant or agreement of either Seller contained in any Transaction Document; (ii) any Environmental Liabilities arising out of or resulting from events occurring or conditions existing on or prior to the Closing Date or any Tax Liability of WPE, including any such Liabilities of WPE related to consummation of the Transactions or any Liability of WPE for Taxes of another Person (but not including Transfer Taxes that are Buyer's responsibility under Section 7.4 of this Agreement); and (iii) any Excluded Liability or any obligation, debt or liability of the Sellers that does not arise out of or relate to the Business, whether arising before, on or after the Closing Date. As used in this Article IX, the term "Damages" shall include (A) all losses, damages (excluding consequential damages), judgments, awards, penalties and settlements; (B) all demands, claims, suits, actions, causes of action, proceedings and assessments, whether or not ultimately determined to be valid; and (C) all costs and expenses (including, without limitation, interest (including prejudgment interest in any litigated or arbitrated matter), penalties, court costs and reasonable fees and expenses of attorneys and expert witnesses) of investigating, defending or enforcing any of the foregoing or of enforcing this Agreement.

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

            9.2 BY BUYER(a) . After the Closing Date, Buyer shall indemnify and hold harmless Sellers and each Affiliate and agent thereof ("Seller Indemnified Party") from and against any Damages that any such Seller Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to(i) any breach of any representation, warranty, covenant or agreement of Buyer contained in any Transaction Document; or (ii) all Claims against any Seller Indemnified Party arising out of Buyer's operation of the Purchased Assets from and after the Closing or with respect to any Assumed Liability.

            9.3 PROCEDURE FOR CLAIMS. A party seeking indemnification under this
Article IX (an "Indemnified Party") shall give prompt notice in writing of the Claim for Damages and a brief explanation of the basis thereof to the party alleged to be responsible for indemnification hereunder (an "Indemnitor"). The Indemnitor shall promptly pay the Indemnified Party any amount due under this
Article IX. The Indemnified Party may pursue whatever legal remedies may be available for recovery of the Damages claimed from any Indemnitor. In determining the amount of any Damages in this Article IX, materiality qualifiers contained in any representation, warranty or covenant will be disregarded.

            9.4 THIRD PARTY CLAIMS. An Indemnified Party shall give any Indemnitor prompt written notice of the institution by a third party of any actions, suits or other administrative or judicial proceedings if the Indemnified Party would be entitled to claim indemnification under this Article IX in connection with any such action, suit or other proceeding. The Indemnitor shall, provided that it gives notice within ten (10) business days of receipt of notice from the Indemnified Party, have the option of assuming the defense of such action with counsel reasonably satisfactory to such Indemnified Party (and such costs of defense shall be included in Damages with respect to such claim). In this regard, Gersten Savage LLP shall be deemed reasonably satisfactory to such Indemnified Party. The Indemnified Party shall be entitled to participate in any such defense with separate counsel at its own expense; provided, however, that if, in the reasonable opinion of counsel to the Indemnified Party, a non-waivable conflict exists between the Indemnified Party and the Indemnitor that would make the failure to have such separate representation either unethical or illegal, the reasonable cost of such separate representation shall be paid by the Indemnitor. If an Indemnitor assumes the defense of such an action, (x) no compromise or settlement thereof may be effected by the Indemnitor without the Indemnified Party's consent (which shall not be unreasonably withheld, conditioned or delayed) unless (i) there is no finding or admission of any violation of a Legal Requirement or any violation of the rights of any person and no effect on any such claims that may be made against the Indemnified Party and (ii) the sole relief provided is monetary damages that are paid in full by the Indemnitor and (y) the Indemnitor shall have no liability with respect to any compromise or settlement thereof effected by the Indemnified Party that would involve a payment by the Indemnitor of Damages without its consent (which shall not be unreasonably withheld, conditioned or delayed). If notice is given to an Indemnitor of the commencement of any Action pursuant hereto and it does not, within ten (10) business days after the Indemnitor's notice is received, give notice to the Indemnified Party of its election to assume the defense, the Indemnitor shall be bound by any determination made in such action or any commercially reasonable compromise or settlement thereof effected by the Indemnified Party. Any failure to give prompt notice under this
Section 9.4 shall not bar an Indemnified Party's right to claim indemnification under this Article IX, except to the extent that an Indemnitor shall have been harmed by such failure. Notwithstanding anything to the contrary set forth in this Section 9.4, in

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

the event that the third party claim is covered by insurance and the insurance policy provides for procedures other than those set forth herein as a condition to coverage, the procedures set forth in the insurance policy shall supersede those set forth herein to the extent that they are inconsistent with those set forth herein.

            9.5 HOLDBACK In addition to any Adjustment Amount owed by the Sellers under Section 2.5 hereof, the Buyer shall be entitled to set-off against the Holdback Amount the amount of any indemnification obligations owed to the Buyer by the Sellers under the provisions of Section 9.1 hereof (each individually an "Indemnification Obligation" and, collectively, the "Indemnification Obligations"), and to retain such amount in full or partial satisfaction of such Indemnification Obligations, free and clear of any and all rights or claims of Sellers or Persons claiming through Sellers. The Buyer shall give the Sellers written notice (an "Indemnification Notice") of the aggregate amount of any outstanding Indemnification Obligations to be set-off against the Holdback Amount (including, in the case of a claim that has arisen but remains unliquidated, a good faith estimate of the reasonably foreseeable maximum amount of the applicable Indemnification Obligation), on or before the last day of each of the following three periods: (i) the period from the Closing Date through that date which is ninety (90) days following the Closing Date (or if later, that date which is five (5) calendar days following a final determination of the Adjustment Amount under the provisions of Section 2.5 hereof) (the "Initial Holdback Period");(ii) the period from the end of the Initial Holdback Period through December 31, 2008 (the "Second Holdback Period"); and (iii) the period from January 1, 2009 through that date which is two hundred and seventy (270) days following the Closing Date (the "Final Holdback Period" and, collectively with the Initial Holdback Period and the Second Holdback Period, the "Holdback Period"). During the Holdback Period, the Holdback Amount outstanding from time to time (after deducting any set-offs and payments made under the provisions of Section 2.5 and this Section 9.5) shall bear interest at a fixed rate per annum equal to the "Prime Rate," as published by the WALL STREET JOURNAL on the Closing Date, plus one percent (1%) ("Interest"). Any accrued and unpaid Interest shall be paid to WPE, in immediately available funds, on each of the three (3) payment dates set forth below.

            The Holdback Amount will be released to WPE in three (3) tranches, as and to the extent provided below:

                        (a) At the end of the Initial Holdback Period, the Buyer shall deduct from the Holdback Amount (i) any Adjustment Amount owed by the Sellers under section 2.5 hereof, plus (ii) the amount of any Indemnification Obligations accrued through such date. If and to the extent, after making such deductions, the remaining Holdback Amount exceeds $666,666, then, in addition to any Interest payable as hereinbefore provided, the Indemnification Notice shall be accompanied by payment to WPE, in immediately available funds, of such excess amount;

                        (b) At the end of the Second Holdback Period, the Buyer shall deduct from the Holdback Amount the amount of any Indemnification Obligations accrued through such date (other than Indemnification Obligations previously satisfied under clause (a) above). If and to the extent, after making such deduction, the remaining Holdback Amount exceeds $333,333, then, in addition to any Interest payable as hereinbefore provided, the Indemnification Notice shall be accompanied by payment to WPE, in immediately available funds, of such excess amount;

                        (c) At the end of the Final Holdback Period, the Buyer shall deduct from the Holdback Amount the amount of any Indemnification Obligations accrued through such date (other than Indemnification Obligations previously satisfied under clauses (a) or (b) above). If and to the extent, after making such deduction, any portion of the Holdback Amount remains, then, in addition to any Interest payable as hereinbefore provided, the Indemnification Notice shall be accompanied by payment to WPE, in immediately available funds, of such remaining portion; provided, however, that if a claim or claims for indemnification arise under the provisions of Section 9.1 prior to the expiration of the Holdback Period, then the portion of the Holdback Amount that would be necessary to satisfy such claims (as determined by Buyer in good faith) shall not be paid until such claims have been fully and finally resolved, after which that portion (if any) not applied to the satisfaction of the claims, plus any accrued and unpaid Interest thereon, shall be paid to WPE.

            By way of example, if at the end of the Initial Holdback Period the Sellers owe the Buyer an Adjustment Amount of $200,000 and Indemnification Obligations of $50,000, then those amounts will be satisfied from the Holdback Amount, leaving a net Holdback Amount of $750,000, of which $83,334 (plus Interest) will be paid to WPE on that date. By way of further example, if at the end of the Initial Holdback Period the Sellers owe the Buyer an Adjustment Amount of $200,000 and Indemnification Obligations of $350,000, then those amounts will be satisfied from the Holdback Amount, leaving a net Holdback Amount of $450,000, and no payment (other than Interest) will be made to WPE on that date.

            Any dispute between the Sellers and the Buyer with respect to the amount of any Indemnification Obligation claimed by the Buyer as hereinbefore provided shall be resolved by arbitration in Chicago, Illinois by the American Arbitration Association in accordance with its Commercial Arbitration Rules then existing, provided that discovery as provided for under the Illinois Rules of Civil Procedure shall be available to all parties to the arbitration. This agreement to arbitrate is specifically enforceable and the arbitration award will be final and judgment may be entered upon it in any court having jurisdiction over the subject matter of the dispute, absent manifest error. Arbitration shall be held within 90 days after notice of dispute is provided to the Buyer by the Sellers. The prevailing party shall be awarded their reasonable attorney fees incurred in the arbitration. Nothing in this Section 9.5 shall be construed to require the Sellers and the Buyer to arbitrate any disputes other than those disputes expressly provided for herein.

            9.6 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants of the parties in this Agreement or any other Transaction Document shall survive the Closing.

                                    ARTICLE X

                                   TERMINATION

            10.1 GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

                        (a) By mutual written consent of Buyer and Sellers;

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

                        (b) By either Buyer or Sellers, if the Closing has not occurred by that date which is sixty (60) days following the date of this Agreement (such date, as it may be extended from time to time by the written agreement of Buyer and Sellers, is referred to herein as the "Termination Date"); provided, however, that the right to terminate this Agreement under this paragraph (b) of Section 10.1 shall not be available to a party if such failure to close results from such party breaching any of its covenants, representations or warranties in this Agreement;

                        (c) By Sellers if Buyer shall have breached any of its covenants hereunder in any material respect or if the representations and warranties of Buyer contained in this Agreement shall not be true and correct, except for such changes as are contemplated by this Agreement, in all material respects, and in either event, if such breach is subject to cure, Buyer has not cured such breach within ten (10) business days of Sellers' notice of an intent to terminate;

                        (d) By Buyer if Sellers shall have breached any of their covenants hereunder in any material respect or if the representations and warranties of Sellers contained in this Agreement shall not be true and correct, except for such changes as are contemplated by this Agreement, in all material respects, and in either event, if such breach is subject to cure, Sellers have not cured such breach within ten (10) business days of Buyer's notice of an intent to terminate;

                        (e) By Buyer if any of the conditions set forth in Sections 8.1 or 8.2 have not been met by that date which is sixty (60) days following the date of this Agreement or earlier become incapable of fulfillment;

                        (f) By Sellers if any of the conditions set forth in Sections 8.1 or 8.3 have not been met by that date which is sixty (60) days following the date of this Agreement or earlier become incapable of fulfillment; or

                        (g) By Sellers or Buyer if there shall be in effect a final nonappealable order of a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; it being agreed that the parties hereto shall promptly appeal any adverse determination which is not nonappealable (and pursue such appeal with reasonable diligence).

            10.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to Section 10.1, the agreements contained in Sections 7.1, 7.3 and this Section
10.2 and Article XI shall survive the termination hereof, but the rights and obligations of the parties hereunder will otherwise terminate. In addition, either party may pursue any further legal or equitable remedies that may be available to it if such termination is based on a breach by the other party.

                                   ARTICLE XI

                              PUBLIC ANNOUNCEMENTS

            Buyer and Sellers will consult with each other before issuing any press release or making any public statement with respect to this Agreement and the Transactions and, except as may be required by applicable law or stock exchange regulations, will not issue any such press release or make any such public statement without the written consent of the other party.

                                   ARTICLE XII

                        CONTENTS OF AGREEMENT, AMENDMENT,
                      PARTIES IN INTEREST, ASSIGNMENT, ETC.

            This Agreement and the Transaction Documents referred to herein together embody the entire agreement and understanding of the parties concerning the subject matter contained herein, and supersedes any and all prior agreements and understandings between the parties, whether written or oral. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. No provision of this Agreement may be waived, modified or otherwise changed by any means, including, without limitation, any course of dealing, course of performance or trade usage, or oral evidence of any nature, except pursuant to a writing executed by the party against which enforcement of such waiver, modification or change is sought. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. No party hereto shall assign this Agreement or any right, benefit or obligation hereunder, except that (a) Buyer shall have the right to assign any of its rights and obligations hereunder to an Affiliate or other third party, and (b) WPE may assign its right to receive any amounts payable to WPE under this Agreement, including, but not limited to, under Sections 2.4, 2.5(c), 6.3, 6.4, and 9.5 hereof, to Rockmore Investment Master Fund, Ltd., individually and as agent for the senior secured noteholders identified in that certain Securities Purchase Agreement dated as of June 8, 2005, as amended (collectively, "Rockmore"), pursuant to an assignment agreement in form and substance reasonably satisfactory to Buyer's counsel. Rockmore shall not by such assignment acquire any rights in or to such payments greater than or otherwise different from the rights of WPE. There are no intended third party beneficiaries (including without limitation Rockmore) under this Agreement.

                                  ARTICLE XIII

                                 INTERPRETATION

            Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, (b) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" or "without limitation." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP. Unless otherwise expressly stated, all dollars specified in this Agreement shall be in United States dollars. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

                                   ARTICLE XIV

                                     NOTICES

            All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or national overnight courier or other delivery service, provided that notice by facsimile message shall only be effective if confirmed by at least one other method of notification provided for herein. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by national overnight courier to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto:

            If to Buyer:

            Case Construction Equipment
            621 State Street
            Racine, WI  53402
            Attention: James Hasler, Vice President, Sales & Marketing NA Telephone Number: 262-636-6395
            Fax Number:  262-636-6002

            with a copy to:

            Duane, Morris LLP
            30 South 17th Street
            Philadelphia, PA 19103-7396
            Attention:  John F. Horstmann, Esquire
            Telephone Number:  215-979-1504
            Fax Number:  215-979-1020

            If to Sellers:

            Western Power & Equipment Corp.
            6407-B N.E. 117th Avenue
            Vancouver, WA 98662
            Attention:  Dean McLain, President
            Telephone Number: 360-253-2346 (ext. 109)
            Fax Number:  360-_______________

            with a copy to:

            Gersten Savage LLP
            600 Lexington Avenue, 9th Floor
            New York, NY  10022-0018
            Attention:  Jay Kaplowitz, Esquire
            Telephone Number:  212-752-9700


                                   ARTICLE XV

      GOVERNING LAW; CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS

                        (a) This Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois, without regard to its provisions concerning conflict of laws. Each of the parties hereto irrevocably appoints each and every of its officers as its attorneys upon whom may be served, by regular or certified mail at the address set forth in Article XIV hereof, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement; and each hereby further agrees that any action or proceeding against it may be commenced and maintained in any court within the State of Illinois by service of process on any such officer, and that the courts of the State of Illinois shall have jurisdiction with respect to the subject matter hereof and the parties hereto. Notwithstanding the foregoing, any party in its absolute discretion may also initiate proceedings in the courts of any other jurisdiction in which the other party may be found or in which any of its properties may be located.

                        (b) THE PARTIES ACKNOWLEDGE THAT THEY HAVE EACH IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO A JURY TRIAL WITH REGARD TO ANY DISPUTE OR CLAIM ARISING UNDER THIS AGREEMENT.

                        (c) Each party hereby consents to process being served by the other party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Article XIV.

                                   ARTICLE XVI

                                  COUNTERPARTS

            This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. A facsimile copy of an executed original of this Agreement shall have the same force and effect as an executed original.

                                  ARTICLE XVII

                                  SEVERABILITY

            The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clause or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first written above.



                      WESTERN POWER & EQUIPMENT CORP., a Delaware corporation


                      By: /s/ Dean McLain
                          -----------------------------
                          Name: Dean McLain
                                -----------------------
                          Title: President
                                 ----------------------

                      WESTERN POWER & EQUIPMENT CORP., an Oregon corporation


                      By: /s/ Dean McLain
                          -----------------------------
                          Name: Dean McLain
                                -----------------------
                          Title: President
                                 ----------------------

                      CNH DEALER HOLDING COMPANY LLC,
                      a Delaware limited liability company


                      By: /s/ James E. McCullough
                          -----------------------------
                          Name: James E. McCullough
                                -----------------------
                          Title: Chairman
                                 ----------------------

                                    EXHIBIT A

                           LIST OF ACQUIRED LOCATIONS



1.          2535 Ellis Street, Redding, CA 96001

2.          1751 Bell Avenue, Sacramento, CA 95838

3.          1041 S. Pershing Avenue, Stockton, CA 95206

4.          1455 Glendale Avenue, Sparks, NV 89431

5.          1745 NE Columbia Blvd., Portland, OR 97211

6.          1655 NE Silverton Road, Salem, OR 97303

7.          2702 West Valley Hwy., North, Auburn, WA 98001

8.          15111 Smokey Point Blvd., Marysville, WA 98271

                                                                       EXHIBIT A
                                                                       ---------

================================================================================

                                    FORM 10-Q


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                   Quarterly Report Under Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                      For the Quarter Ended April 30, 2008
                         Commission File Number 0-26230


                         WESTERN POWER & EQUIPMENT CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                          91-1688446
--------------------------------------------------------------------------------
(State or other jurisdiction of                    (I.R.S. Employer I.D. number)
 incorporation or organization)

6407-B N.E. 117th Avenue, Vancouver, WA                                 98662
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                    Registrant's telephone no.: 360-253-2346
                                                ------------

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports); and (2) has been subject to such filing requirements for the past 90 days.

                             YES [X]     NO [_]

Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12B-2 of the Securities and Exchange Act of 1934).

                             YES [_]     NO [X]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12B-2 of the Securities and Exchange Act of 1934. (Check one)

Large Accelerated Filer [_]   Accelerated Filer [_]   Non-Accelerated Filer [_]

Small Reporting Company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12B-2 of the Securities and Exchange Act of 1934).

                             YES [_]     NO [X]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of June 16, 2008.

            Title of Class                                 Number of shares
             Common Stock                                    Outstanding
     (par value $.001 per share)                             11,230,000

================================================================================

                  WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY
                                      INDEX

                                                                           Page
PART I.  FINANCIAL INFORMATION                                            Number
                                                                          ------
      Item 1.  Financial Statements

               Condensed Consolidated Balance Sheets
                April 30, 2008 (Unaudited) and July 31, 2007...................3

               Condensed Consolidated Statements of Operations (Unaudited)
                three months ended April 30, 2008 and April 30, 2007...........4

               Condensed Consolidated Statements of Operations (Unaudited)
                nine months ended April 30, 2008 and April 30, 2007............5

               Condensed Consolidated Statements of Cash Flows (Unaudited)
               nine months ended April 30, 2008 and April 30, 2007...........6-7

               Notes to Condensed Consolidated Financial Statements
                (Unaudited).................................................8-17

      Item 2.  Management's Discussion and Analysis of
               Financial Condition and Results of Operations...............18-26

      Item 3.  Quantitative and Qualitative Disclosures about Market Risk.....27

      Item 4.  Controls and Procedures........................................27

PART II. OTHER INFORMATION

      Item 1.  Legal Proceedings..............................................28

      Item 1A. Risk Factors...................................................28

      Item 2.  Unregistered Sales of Equity Securities and Use of Proceeds....28

      Item 3.  Defaults Upon Senior Securities................................28

      Item 4.  Submission of Matters to a Vote of Security Holders............28

      Item 5.  Other Information..............................................28

      Item 6.  Exhibits....................................................28-29

SIGNATURES....................................................................30

ITEM 1.  FINANCIAL STATEMENTS

                  WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                                                  April 30,       July 31,
                                                                                    2008            2007
                                                                                 ----------      ----------
                                                                                 (Unaudited)
                ASSETS
                ------
  Current assets:
       Cash and cash equivalents ...........................................     $      277      $       62
       Accounts receivable (net) ...........................................          3,803           4,886
       Inventories - net ...................................................         18,740          28,576
       Prepaid expenses ....................................................            104             150
                                                                                 ----------      ----------
              Total current assets .........................................         22,924          33,674
                                                                                 ----------      ----------
  Fixed assets:
       Property, plant and equipment (net) .................................          4,738           5,703
       Rental equipment fleet (net) ........................................          7,411           5,671
                                                                                 ----------      ----------
              Total fixed assets ...........................................         12,149          11,374
                                                                                 ----------      ----------
  Other assets
       Security Deposits ...................................................            430             465
       Deferred debt issuance costs ........................................             --             541
                                                                                 ----------      ----------
           Total other assets ..............................................            430           1,006
                                                                                 ----------      ----------

  Total assets .............................................................     $   35,503      $   46,054
                                                                                 ==========      ==========

                LIABILITIES & STOCKHOLDERS' EQUITY
                ----------------------------------
  Current liabilities:
       Borrowings under floor plan financing ...............................     $   16,919          20,521
       Convertible debt, net of discount of $ 0 and $ 1,190 ................         19,674          18,193
       Notes payable-related parties, net of discount of $ 3 and $ 10 ......          1,307             290
       Notes payable .......................................................          2,162             821
       Accounts payable ....................................................          5,313           8,149
       Accrued payroll and vacation ........................................            849           1,032
       Other accrued liabilities ...........................................          1,911           2,156
       Capital lease obligation ............................................             69              64
                                                                                 ----------      ----------
           Total current liabilities .......................................         48,204          51,226
                                                                                 ----------      ----------
  Long-term liabilities
       Notes Payable .......................................................            847           1,577
       Deferred lease income ...............................................            186             206
       Capital lease obligation ............................................            649             702
                                                                                 ----------      ----------
        Total long-term liabilities ........................................          1,682           2,485
                                                                                 ----------      ----------
  Total liabilities ........................................................         49,886          53,711
                                                                                 ----------      ----------
  Stockholders' deficiency:
       Preferred stock-10,000,000 shares authorized;
         none issued and outstanding .......................................             --              --
       Common stock-$.001 par value; 50,000,000 shares
         authorized; 11,360,300 issued and 11,230,000 outstanding as of
         April 30, 2008 and July 31, 2007, respectively ....................             11              11
       Additional paid-in capital ..........................................         23,431          23,431
       Accumulated deficit .................................................        (36,981)        (30,255)
       Less common stock in treasury, at cost (130,300 shares) .............           (844)           (844)
                                                                                 ----------      ----------
           Total stockholders' deficiency ..................................        (14,383)         (7,657)
                                                                                 ----------      ----------
  Total liabilities and stockholders' deficiency ...........................     $   35,503      $   46,054
                                                                                 ==========      ==========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                  WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                (Dollars in thousands, except per share amounts)

                                                                                     Three Months Ended
                                                                                          April 30,
                                                                                 --------------------------
                                                                                    2008            2007
                                                                                 ----------      ----------
  Net revenues ...............................................................   $   15,736      $   23,257

  Cost of revenues (includes depreciation of
     $315 and $566, respectively) ............................................       14,436          22,596
                                                                                 ----------      ----------

  Gross profit ...............................................................        1,300             661

  Selling, general and administrative expenses ...............................        2,518           2,460
                                                                                 ----------      ----------

  Operating loss .............................................................       (1,218)         (1,799)
                                                                                 ----------      ----------
  Other income (expense):
       Interest expense ......................................................         (806)         (1,757)
       Gain on settlement of penalty .........................................           --           1,967
       Other income ..........................................................           24             113
                                                                                 ----------      ----------

  Loss before income tax provision ...........................................       (2,000)         (1,476)

  Income tax provision .......................................................           14             892
                                                                                 ----------      ----------

  Loss from continuing operations ............................................       (2,014)         (2,368)

  Income from discontinued operations ........................................           --             348
                                                                                 ----------      ----------

  Net loss ...................................................................   $   (2,014)     $   (2,020)
                                                                                 ==========      ==========
  Basic and diluted loss per common share
                Continuing operations ........................................   $    (0.18)     $    (0.21)

       Discontinued operations ...............................................           --            0.03
                                                                                 ----------      ----------

       Net loss per share ....................................................   $    (0.18)     $    (0.18)
                                                                                 ==========      ==========

  Weighted average outstanding common shares for basic and
       diluted  net loss per common share ....................................       11,230          11,230
                                                                                 ==========      ==========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                  WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                (Dollars in thousands, except per share amounts)

                                                                                     Nine Months Ended
                                                                                          April 30,
                                                                                 --------------------------
                                                                                    2008            2007
                                                                                 ----------      ----------
  Net revenues ...............................................................   $   54,063      $   72,776

  Cost of revenues (includes depreciation of
     $1,701 and $ 2,584, respectively) .......................................       49,101          67,585
                                                                                 ----------      ----------

  Gross profit ...............................................................        4,962           5,191

  Selling, general and administrative expenses ...............................        7,741           7,253
                                                                                 ----------      ----------

  Operating loss .............................................................       (2,779)         (2,062)
                                                                                 ----------      ----------

  Other income (expense):
       Interest expense ......................................................       (4,251)         (4,302)
       Convertible debt penalty (net) ........................................           --          (1,933)
       Gain on settlement of penalty .........................................          250              --
       Other income ..........................................................           95             132
                                                                                 ----------      ----------

  Loss before income tax provision ...........................................       (6,685)         (8,165)

  Income tax provision .......................................................           41             924
                                                                                 ----------      ----------

  Loss from continuing operations ............................................       (6,726)         (9,089)

  Income from discontinued operations ........................................           --             448
                                                                                 ----------      ----------

  Net loss ...................................................................   $   (6,726)     $   (8,641)
                                                                                 ==========      ==========

  Basic and diluted loss per common share
                Continuing operations ........................................   $    (0.60)     $    (0.81)

       Discontinued operations ...............................................           --            0.04
                                                                                 ----------      ----------

       Net loss per share ....................................................   $    (0.60)     $    (0.77)
                                                                                 ==========      ==========

  Weighted average outstanding common shares for basic and
       diluted  net loss per common share ....................................       11,230          11,230
                                                                                 ==========      ==========

                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                  WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                             (Dollars in thousands)

                                                                                     Nine Months Ended
                                                                                         April 30,
                                                                                 --------------------------
                                                                                    2008            2007
                                                                                 ----------      ----------
  Cash flows from operating activities:
       Net loss ............................................................     $   (6,726)     $   (8,641)

  Adjustments to reconcile net loss from operations to
  net cash provided by operating activities:
       Depreciation ........................................................          2,426           3,979
       Bad debts ...........................................................             10             117
       Amortization of debt discount .......................................          1,197           1,106
       Gain on sale of fixed assets and rental equipment ...................           (239)           (257)
       Deferred income taxes ...............................................             --             878
       Gain on convertible debt penalty settlement .........................           (250)             --
       Amortization of debt issuance costs .................................            541             432
       Convertible debt penalty ............................................             --           1,933
       Changes in assets and liabilities:
           Accounts receivable .............................................          1,073           3,084
           Inventories .....................................................          5,599              88
           Prepaid expenses and other assets ...............................             81            (126)
           Accounts payable and accrued expenses ...........................         (2,836)          1,193
           Accrued payroll and vacation ....................................           (183)           (237)
           Other accrued liabilities .......................................          1,521             597
           Deferred lease income ...........................................            (21)            (21)
                                                                                 ----------      ----------
  Net cash provided by operating activities ................................          2,193           4,125
                                                                                 ----------      ----------

  Cash flows from investing activities:
       Purchases of property, plant and equipment ..........................            (43)           (961)
       Purchases of rental equipment .......................................           (342)         (2,184)
       Proceeds on sale of fixed assets ....................................              2              86
       Proceeds on sale of rental equipment ................................          1,659           2,497
                                                                                 ----------      ----------
  Net cash provided by (used in) investing activities ......................          1,276            (562)
                                                                                 ----------      ----------

  Cash flows from financing activities:
       Principal payments on capital leases ................................            (48)            (29)
       Payments on short-term borrowings ...................................             --            (341)
       Short-term debt borrowings ..........................................             --             141
       Related party short term loan .......................................          1,011              --
       Inventory floor plan financing ......................................         (3,602)            737
       Long term debt borrowings ...........................................             95             736
       Long term debt payments .............................................         (1,000)           (758)
       Cancellation of convertible debt payment ............................            290              --
       Payments on convertible debt ........................................             --          (4,489)
                                                                                 ----------      ----------
  Net cash used in financing activities ....................................         (3,254)         (4,003)
                                                                                 ----------      ----------

  Increase (decrease) in cash and cash equivalents .........................            215            (440)
  Cash and cash equivalents at beginning of period .........................             62           1,072
                                                                                 ----------      ----------

  Cash and cash equivalents at end of period ...............................     $      277      $      632
                                                                                 ==========      ==========
  Supplemental disclosures:
  Interest paid ............................................................     $      916      $    2,285
  Income taxes paid ........................................................             10              --


  Return of common stock pursuant to cancellation of consulting agreement ..     $       --      $      642

  Transfer of equipment inventory to the rental fleet ......................     $    3,355      $    4,265

  Accrued interest converted to short-term note payable ....................     $    1,516              --













                 The accompanying notes are an integral part of
               these condensed consolidated financial statements.

                  WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.     BASIS OF PRESENTATION

The accompanying condensed consolidated financial statements include the accounts of Western Power & Equipment Corp and its 85% owned subsidiary, Arizona Pacific Materials, LLC, collectively ("The Company"). All intercompany transactions have been eliminated.

The accompanying condensed consolidated financial statements are unaudited and in the opinion of management contain all the adjustments (consisting of those of a normal recurring nature) considered necessary to present fairly the condensed consolidated balance sheet and the condensed consolidated results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America applicable to interim periods. The results of operations for the three and nine month periods ended April 30, 2008 are not necessarily indicative of results that may be expected for any other interim periods or for the full year. This report should be read in conjunction with the consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended July 31, 2007 filed with the Securities and Exchange Commission. The accounting policies used in preparing these unaudited condensed consolidated financial statements are consistent with those described in the July 31, 2007 consolidated financial statements.

Cost of revenues includes the cost of products sold; the cost of services provided in connection with product support; depreciation related to the rental equipment; in-bound freight expenses; inventory reserves for obsolescence; and certain allocated general and administrative expenses directly related to the generation of revenues.

Selling, general and administrative expenses include payroll and benefit costs; occupancy costs; depreciation of property, plant and equipment; outside service fees; and other costs.

Interest expense includes the interest related to all debt instruments, the amortization of debt discount related to warrants and the amortization of capitalized debt issuance costs in association with convertible debt issued in June of 2005. See Note 7 for additional information.

Certain amounts in the fiscal year 2007 financial statements have been reclassified to conform with the fiscal year 2008 presentation. These reclassifications had no impact on net income or cash flows as previously reported other than to separately report discontinued operations.

Liquidity and Going Concern

The Company has incurred a loss from continuing operations of $6,726 for the nine-month period ended April 30, 2008 compared to a loss of $9,089 for the comparable period in fiscal year 2007. During the fiscal year 2008 period, the Company's markets slowed resulting in lower sales. Changes in product mix also contributed to lower sales levels. In addition, during the nine-month period ended April 30, 2008, the Company expensed $541 in debt issuance costs and $1,197 in debt discount related to the convertible debt issued in June of 2005. This compares to $432 in debt issuance costs and $1,106 in debt discount amortized during the same period in fiscal year 2007. The Company generated positive cash flows from operations of $2,193 for the nine-month period ended April 30, 2008 as compared to positive cash flows of $4,125 for the fiscal year 2007 comparative period. A significant amount of resources continue to be used to fund losses of the mining operations and a declining construction equipment market.

In January 2007, the Company was in technical default of the convertible debt agreement because of a late payment, which, under the terms of the agreement, would result in a penalty of 20% of the loan balance at the time of the default. The Company recorded an expense of $3,866 in the second quarter of 2007 for this penalty. The Company entered into a waiver agreement in April of 2007 with the convertible debt holders whereby 50% of the penalty was paid in cash and the remaining 50% of the penalty was satisfied by the transfer of a 10% ownership interest in the Company's subsidiary, Arizona Pacific Materials, LLC in lieu of the remaining $1,933 obligation.

As of July 2007, the Company was in technical default of the terms of the April default waiver, as the Company did not make all of the required principal payment due June 30, 2007. The Company negotiated a waiver of that default in exchange for a transfer of an additional 5% ownership interest (valued at $250) in the Company's subsidiary,

Arizona Pacific Materials, LLC. A revised due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the required full loan repayment on October 15, 2007 and continues to be in default with the debt agreement. The Company recorded an expense of $3,200 (representing a 20% default penalty) in the fourth quarter of fiscal year 2007.

As a result of the above defaults, the Company recorded total convertible debt penalties of $5,383 in fiscal year 2007.

The loss for the nine-month period ended April 30, 2008 includes a gain of $250 related to the issuance of the 5% ownership interest in the Company's subsidiary, Arizona Pacific Materials, LLC in accordance with the June 2007 default waiver discussed above.

Due to the default, the convertible debt becomes due immediately due. The current convertible debt holders are demanding repayment of the convertible debt. The Company has a net negative working capital and does not have the resources to repay the convertible debt. The Company is in discussions with the convertible debt holders on ways to repay or restructure the debt, including potential asset sales. The Company is also currently discussing with third parties alternatives to refinance the debt and/or raise additional capital. There is no assurance the Company will succeed in any of these efforts. If management is not successful in restructuring the convertible debt or obtaining alternative financing and/or additional capital, the Company may have to sell off some or all of its assets and the Company's operations may not be able to continue. The previously described conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments related to the recoverability of assets or classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.     ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The Company's accounting policies are set forth in Note 1 to the consolidated financial statements as filed in Form 10-K for the year ended July 31, 2007.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS 156"), which amends SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," with respect to the accounting for separately recognized servicing assets and servicing liabilities. SFAS 156 permits the choice of the amortization method or the fair value measurement method, with changes in fair value recorded in income, for the subsequent measurement for each class of separately recognized servicing assets and servicing liabilities. The statement is effective for years beginning after September 15, 2006, with earlier adoption permitted. The adoption of this pronouncement did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. FIN 48 prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. FIN 48 shall be effective for fiscal years beginning after December 15, 2006. Earlier adoption is permitted as of the beginning of an enterprise's fiscal year, provided the enterprise has not yet issued financial statements, including financial statements for any interim period for that fiscal year. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. The adoption of this pronouncement did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes a single definition of fair value and a framework for measuring fair value, sets out a fair value hierarchy to be used to classify the source of information used in fair value measurements, and requires new disclosures of assets and liabilities measured at fair value based on their level in the hierarchy. This statement applies under other accounting pronouncements that require or permit fair value measurements. In February 2008, the FASB issued FASB Staff Position ("FSP") 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements For Purposes of Lease Classification or Measurement Under Statement 13" ("FSP 157-1") and FSP 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"), which, respectively, remove leasing transactions from the scope of SFAS 157 and defer its effective date for one year relative to certain nonfinancial assets and liabilities. As a result, the application of the definition of fair value and related disclosures of SFAS 157 (as impacted by FSP 157-1 and FSP 157-2) will be effective for the Company beginning August 1, 2008 on a prospective basis with respect to fair value measurements of (a) nonfinancial assets and liabilities that are recognized or disclosed at fair value in the Company's financial statements on a recurring basis (at least annually) and (b) all financial assets and liabilities. The Company does not expect the adoption of the new standard to have a material impact on the Company's consolidated financial position or results of operations. The remaining aspects of SFAS 157 for which the effective date was deferred under FSP 157-2 are currently being evaluated by the Company. Areas impacted by the deferral relate to nonfinancial assets and liabilities that are measured at fair value, but are recognized or disclosed at fair value on a nonrecurring basis. This deferral applies to such items as nonfinancial assets and liabilities initially measured at fair value in a business combination (but not measured at fair value in subsequent periods) or nonfinancial long-lived assets groups measured at fair value for an impairment assessment. The effects of these remaining aspects of SFAS 157 are to be applied to fair value measurements prospectively beginning August 1, 2009. The Company does not expect these remaining aspects to have a material impact on the Company's financial position or results of operations.

In December 2006, the FASB approved FASB Staff Position ("FSP") No. EITF 00-19-2, "Accounting for Registration Arrangements" ("FSP EITF 00-19-2"), which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, "Accounting for Contingencies". FSP EITF 00-19-2 also requires additional disclosure regarding the nature of any registration payment arrangements, alternative settlement methods, the maximum potential amount of consideration and the current carrying amount of the liability, if any. The guidance in FSP EITF 00-19-2 amends FASB Statements No. 133, " Accounting for Derivative Instruments and Hedging Activities", and No. 150, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", to include scope exceptions for registration payment arrangements.

FSP EITF 00-19-2 is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to the issuance date (December 21, 2006) of this FSP, or for financial statements issued for fiscal years beginning after December 15, 2006, and interim periods within those fiscal years, for registration payment arrangements entered into prior to the issuance date of this FSP. The adoption of this pronouncement did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"). SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both the complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility be enabling companies to report assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The adoption of this pronouncement is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling interests in Consolidated Financial Statements--An Amendment of ARB No. 51". SFAS No. 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary (previously referred to as minority interests). SFAS No. 160 also requires that a retained noncontrolling interest upon the deconsolidation of a subsidiary be initially measured at its fair value. Upon adoption of SFAS No. 160, the Company would be required to report any noncontrolling interests as a separate component of consolidated stockholders' equity. The Company would also be required to present any net income allocable to noncontrolling interests and net income attributable to the stockholders of the Company separately in its consolidated statements of operations. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after January 1, 2009. SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements of SFAS No. 160 shall be applied prospectively. SFAS No. 160 would have an impact on the presentation and disclosure of the noncontrolling interests of any non wholly-owned business acquired in the future.

In December 2007, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141R, "Business Combinations" ("SFAS 141R"), which replaces SFAS No. 141, "Business

Combinations." SFAS 141R establishes principles and requirements for determining how an enterprise recognizes and measures the fair value of certain assets and liabilities acquired in a business combination, including noncontrolling interests, contingent consideration, and certain acquired contingencies. SFAS 141R also requires acquisition-related transaction expenses and restructuring costs be expensed as incurred rather than capitalized as a component of the business combination. SFAS 141R will be applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. SFAS 141R would have an impact on accounting for any businesses acquired after the effective date of this pronouncement.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. The guidance in SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS 161 encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company does not expect the adoption of SFAS 161 to have a material impact on its consolidated financial position or results of operations.

The Company has adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN48"), on August 1, 2007. FIN48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes," and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company has identified its federal tax return and its state tax returns in Oregon, California, Arizona and Alaska as "major" tax jurisdictions, as defined. Based on the Company's evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company's financial statements. The Company's evaluation was performed for the tax years ended July 31, 2005 through 2007, the periods subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. In addition, the Company did not record a cumulative effect adjustment related to adoption of FIN48.

The Company's policy for recording interest and penalties associated with audits is to record such items as a component of income before income taxes. Penalties are recorded in other expense and interest paid or received is recorded in interest expense or interest income, respectively, in the statement of operations. There were no amounts accrued for penalties and interest as of or during the nine months ended April 30, 2008. The Company does not expect its unrecognized tax benefit position to change during the next twelve months. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

3.     EARNINGS OR LOSS PER SHARE

Basic net income or loss per share of common stock is computed based on the weighted average number of common shares outstanding during the period.

The Company computes earnings per share in accordance with SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires dual presentation of basic and diluted earnings per share.

Basic loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding, plus the issuance of common shares, if dilutive, resulting from the exercise of outstanding stock options, warrants and convertible debt. These potentially dilutive securities were not included in the calculation of loss per common share for the three and nine months ended April 30, 2008 and 2007 because the Company incurred a loss during such periods and thus their inclusion would have been anti-dilutive. Accordingly, basic and diluted loss per common share are the same for all periods presented.

Potentially dilutive securities consisted of outstanding stock options, warrants and convertible debt to acquire 24,700,086 shares as of April 30, 2008. As of April 30, 2007, potentially dilutive securities consisted of outstanding stock options, warrants and convertible debt to acquire 24,233,386 shares.

4.     STOCK BASED COMPENSATION

The Company accounts for stock based compensation arrangements in accordance with SFAS No. 123 (revised 2004), "Share-Based Payment", SFAS 123R. SFAS 123R requires the compensation cost relating to stock-based payment transactions to be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued on the grant date of such instruments, and will be recognized over the period during which an individual is required to provide service in exchange for the award (typically the vesting period). SFAS 123R covers a wide range of stock-based compensation arrangements including stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee stock purchase plans. As of July 31, 2007 and April 30, 2008, all options were fully vested and during the year ended July 31, 2007 and the nine months ended April 30, 2008 and April 30, 2007, the Company did not grant any options to employees to purchase common stock. Accordingly, no additional compensation charge was recorded and therefore there was no impact on the consolidated financial statements.

5.     INVENTORIES

Inventories consist of the following (`000's):

                                                 April 30,       July 31,
                                                   2008           2007
                                                ----------     ----------
                                                (Unaudited)
       Equipment (net of reserves of
        $ 1,755 and $ 1,835, respectively):
         New                                    $   13,006     $   20,685
         Used                                        1,772          2,793
       Mining products                                 710            829
       Parts (net of reserves of $ 631
        and $ 453, respectively)                     3,252          4,269
                                                ----------     ----------
                                                $   18,740     $   28,576
                                                ==========     ==========


6.     FIXED ASSETS

Fixed assets consist of the following (`000's):

                                                 April  30,     July 31,
                                                   2008           2007
                                                ----------     ----------
                                                (Unaudited)
        Property, plant and equipment:
          Land                                  $    1,277     $    1,277
          Buildings                                  1,205          1,205
             Machinery and equipment                 5,180          5,631
          Office furniture and fixtures              1,661          1,660
          Computer hardware and software             1,055          1,051
          Vehicles                                   1,214          1,247
          Leasehold improvements                     1,061          1,054
                                                ----------     ----------
                                                    12,653         13,125
          Less: accumulated depreciation            (7,915)        (7,422)
                                                ----------     ----------
        Property, plant, and equipment (net)    $    4,738     $    5,703
                                                ==========     ==========

        Rental equipment fleet                  $    9,193     $    6,735
          Less: accumulated depreciation            (1,782)        (1,064)
                                                ----------     ----------
        Rental equipment (net)                  $    7,411     $    5,671
                                                ==========     ==========

Depreciation and amortization on the property, plant, and equipment are computed using the straight-line method over the estimated useful lives of the assets, ranging from 5 to 20 years. Depreciation on the rental fleet is calculated using the straight-line method over the estimated useful lives, ranging from 3 to 7 years after considering salvage values.

As of April 30, 2008 and July 31, 2007, fixed assets (net) includes property under capital leases in the amount of

$373 and $408, respectively.

7.     DEBT OBLIGATIONS

Floor Planning
--------------

The Company has inventory floor plan financing arrangements with Case Credit Corporation (Case), an affiliate of Case Corporation (for Case inventory) and with other finance companies and equipment manufacturers. The terms of these agreements generally include a one-month to twelve-month interest free term followed by a term during which interest is charged. Principal payments are generally due at the earlier of sale of the equipment or twelve to forty-eight months from the invoice date. All floor plan debt is classified as current since the inventory to which it relates is generally sold within twelve months of the invoice date.

Convertible Debt
----------------

In June 2005, the Company closed a new $30 million convertible debt facility (convertible into common shares of the Company at $2.00 per share) payable over the next five years, with a variable interest rate of LIBOR plus 6%. The Company allocated the proceeds to the debt and the warrants in accordance with EITF 98-5 and EITF 00-27. The lenders were also granted warrants to purchase approximately
8.1 million common shares of the Company at $1.75 per share. The value of these warrants is $2,920 and was recorded as debt discount to be amortized over the life of the related debt. The lenders also had the right to lend an additional $7.5 million to the Company (within 18 months of the date of the original debt, such right has expired as of January 31, 2007) under the same terms as the existing five year convertible debt with warrants to purchase 1,312,500 shares of common stock to be issued with this additional debt. The value of these rights is $441 and was also recorded a debt discount to be amortized over 18 months. In March 2006, the convertible debt agreement was modified whereby the conversion price was reduced from $2.00 per share to $1.75 per share related to certain conditions associated with selling the Company's Spokane and Clarkston locations. The value of this conversion price change was calculated to be $680 (based on a Black-Scholes model) and was recorded as debt discount to be amortized over the remaining life of the related debt. In connection with the convertible debt and the bridge loan (see below), the Company paid a $1,600 finders fee and 300,000 warrants to purchase common shares were issued, valued at $70. The finders fee and the warrants are recorded as debt issuance costs and are being amortized over the life of the related convertible debt.

The convertible debt agreement contains a provision whereby the holders of such debt obligations (after 36 months from the original issue date) may require the Company to redeem up to 50% of the outstanding principal balance of the debenture.

The financial instruments discussed above were accounted for in accordance with EITF 98-5 and EITF 00-27, "Application of Issue No. 98-5 ("Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios") to Certain Convertible Instruments". The Company also considered EITF Issue No. 05-4 "The Effect of a Liquidated Damages Clause on a Freestanding Financial Instrument Subject to EITF Issue No. 00-19, `Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock" ("EITF No. 05-4") which addresses financial instruments, such as stock purchase warrants, that are accounted for under EITF 00-19 that may be issued at the same time and in contemplation of a registration rights agreement that includes a liquidated damages clause. In June 2005, the Company entered into a private placement agreement for convertible debentures, a registration rights agreement and warrants in connection with the private placement. The Company has adopted EITF-00-19-2, "Accounting for Registration Payment Arrangements", which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with FASB Statement No. 5, "Accounting for Contingencies". If the registration statement ceases to be continuously effective during the 5-year period in which the Company is required to maintain its effectiveness, the investors are entitled to "partial liquidated damages" in the form of cash, computed as 2 percent of the aggregate purchase price of the securities per month. Management believes that it is not probable that it will be required to remit any payments to the investors for failing to maintain effectiveness of the registration statement and therefore no liability has been recorded in the consolidated financial statements.

The Company began making monthly principal payments in December 2005. The balance of the unpaid principal on the convertible notes as of April 30, 2008 is $19,674, all of which is short term. The amounts of debt discount amortized to interest expense during the nine months ended April 30, 2008 and April 30, 2007 were $1,197 and

$1,106, respectively. Debt discount amortization during the three months ended April 30, 2008 and April 30, 2007 were $0-0 and $572, respectively..

The Company used $23.0 million of the loan proceeds to repay and terminate its credit facility and forbearance agreement with GE Commercial Distribution Finance Corporation and $2.5 million to pay off the purchase note of Arizona Pacific Materials.

In January 2007 the Company was in technical default of the convertible debt agreement because of a late payment, which, under the terms of the agreement, would result in a penalty of 20% of the loan balance at the time of the default. The Company has recorded an expense of $3,866 in the second quarter of 2007 for this penalty. The Company negotiated an agreement with the convertible debt holders to have 50% of the penalty paid in cash and the remaining 50% of the penalty satisfied by a transfer of a 10% ownership interest in the Company's subsidiary, Arizona Pacific Materials, LLC in lieu of the remaining $1,933 obligation. This resulted in a gain of $1,967 and a net penalty of $1,933. The carrying amount of the subsidiary's common stock sold was removed from the parent company's investment in subsidiary's common stock account and the difference between the carrying amount and current value of the consideration was recorded as a gain.

As of July 2007, the Company was in technical default of the terms of the April default waiver agreement, as the Company did not make all of the required principal payment due June 2007. The Company negotiated a waiver of that default in consideration for a transfer of an additional 5% ownership interest (valued at $250) in the Company's subsidiary, Arizona Pacific Materials, LLC. A revised payment due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the required full loan payment on October 15, 2007 and continues to be in default with the debt agreement. The Company recorded an expense of $3,200 (representing a 20% default penalty) in the fourth quarter of 2007.

As a result of the above defaults, the Company recorded total convertible debt penalties of $5,383 during fiscal year 2007.

For the nine -month period ended April 30, 2008, the Company recorded as a charge $1,197 for deferred debt discount costs and $541 of debt issuance costs related to the above defaults. The Company also transferred the additional 5% ownership in the Company's subsidiary, Arizona Pacific Materials, LLC resulting in a gain of $250.

In December of 2007, the Company executed a note payable with the convertible debt holders whereby payment of accrued interest as of December 27, 2007 in the amount of $1,516 was deferred until June 1, 2008. The note carries an interest rate of LIBOR plus 5.25%. The Company is currently in default of this note and such default is being addressed as part of the discussions with the debt holders.

Due to the above described defaults, the convertible debt plus interest becomes due immediately due. The current convertible debt holders are demanding repayment of the convertible debt. The Company has a net negative working capital and does not have the resources to repay the convertible debt. The Company is in discussions with the convertible debt holders on ways to repay or restructure the debt, including potential asset sales. The Company is also currently discussing with third parties alternatives to refinance the debt and/or raise additional capital. There is no assurance the Company will succeed in any of these efforts. If management is not successful in restructuring the convertible debt or obtaining alternative financing and/or additional capital, the Company may have to sell off some or all of its assets and the Company's operations may not be able to continue.

  Notes Payable
  -------------

      Notes payable consists of the following: (000's)
                                                                                    April 30,        July 31,
      Description                                                                      2008            2007
                                                                                    ----------      ----------
      Note Payable to Investor dated March 30, 2001 due on
      demand and non-interest bearing                                                       50              50

      Note payable to West Coast Bank dated March 15, 2005 in the amount of $
      795, due in monthly installments of $ 16 beginning May 15, 2005, expiring
      April 2010 including interest at 6.50% per annum secured by specific equipment
       in inventory                                                                        352             471

      Note payable to Wells Fargo Construction Funding (formerly CIT Financial)
       dated beginning August 15, 2005 in the amount
      of $ 2,643, due in monthly installments of $ 31 beginning December 2005, expiring November 2010, including interest ranging from 8.25% to 9.5% per annum secured by specific
      equipment in inventory                                                             1,003           1,767

      Note Payable to various investors for accrued interest dated 12/21/07 in the amount of $ 1,516 due June 1, 2008, including
      interest at LIBOR plus 5.25% per annum                                             1,516

      Notes payable to GMAC dated November 15, 2003 in the amount of $66 with payments of $1 per month including
      interest at 7.2% per annum, expiring January 2009                                     88             110
                                                                                    ----------      ----------

       Total                                                                        $    3,009      $    2,398
         Less current portion                                                           (2,162)           (821)
                                                                                    ----------      ----------
       Total Long-Term Notes Payable                                                $      847      $    1,577
                                                                                    ==========      ==========

      Notes Payable - Related Parties
      -------------------------------

      On September 8, 2004, McLain-Rubin Realty II LLC, The Rubin Family Irrevocable Stock Trust and certain other related parties loaned the Company $500 for the purchase of Arizona Pacific Materials, LLC. The interest rate on these notes is 6% with maturity dates between December 31, 2005 and 2008. These related parties received a total of 2,000,000 options to purchase the Company's stock at a price of $0.55 per share as part of the loan agreement. The options were valued at $292 and the cost is being amortized over the life of the loans. As of April 30, 2008 the balance of this loan was $295 (net of discount of $5). There were $200 in payments made towards these loans in fiscal year 2007. The remaining loan balance of $300 is in default and therefore is accruing interest at 18% per annum under the provisions of the note agreement.

      On September 27, 2006, Mr. Dean McLain, President and Chief Executive Officer of the Company, loaned the Company $141. The interest on this note was 8.75%. The loan was paid with interest on March 28, 2007.

      In November 2007, a stockholder of the Company loaned the Company $500 at an interest rate of 12%. On December 27, 2007, an additional $500 was loaned to the Company with the same interest rate. The two loans (plus the accrued interest through December 27, 2007) were combined into one note in the amount of $ 1,011 due June 27, 2008. Interest on the note is 12% per annum.

      Future minimum payments under these noncancelable notes payable as of April 30, 2008, are as follows:


Twelve months ending April 30,
                                                                                      Related
                                              Notes      Convertible                   Party
                                             Payable        Debt        Flooring       Notes         Total
                                            --------      --------      --------      --------      --------
   2009                                     $  2,162      $ 19,674      $ 16,919      $  1,307      $ 40,062
   2010                                          499            --            --           499
   2011                                          181            --            --           181
   2012                                          141            --            --           141
   2013                                           26            --            --            26
Thereafter                                        --            --            --            --            --
                                            --------      --------      --------      --------      --------
Total annual payments                          3,009        19,674        16,919         1,307        40,909
Less current portion                          (2,162)      (19,674)      (16,919)       (1,307)      (40,062)
                                            --------      --------      --------      --------      --------
Long-term portion                           $    847      $     --      $     --      $     --      $    847
                                            ========      ========      ========      ========      ========

8.     COMMITMENTS AND CONTINGENCIES

Leases
------

The Company leases certain facilities under noncancelable lease agreements. Certain of the Company's building leases have been accounted for as capital leases. Other facility lease agreements have terms ranging from month-to-month to nine years and are accounted for as operating leases. Certain of the facility lease agreements provide for options to renew and generally require the Company to pay property taxes, insurance, and maintenance and repair costs. Total rent expense under all operating leases aggregated $439 and $483 for the three months ended April 30, 2008 and 2007, respectively. Total rent expense under all operating leases aggregated $1,247 and $1,324 for the nine months ended April 30, 2008 and 2007, respectively.

Future minimum lease payments under all noncancelable leases as of April 30, 2008, are as follows (`000's):

                                                        Capital      Operating
      Twelve months ending April 30,                    leases         leases
                                                       --------       --------

      2009                                                  135          1,818
      2010                                                  135          1,764
      2011                                                  135          1,519
      2012                                                  135          1,120
      2013                                                  132          1,032
      Thereafter                                            341          5,993
                                                       --------       --------
      Total annual lease payments                      $  1,013       $ 13,246
                                                                      ========
      Less amount representing interest
        at a rate of 6.5%                                  (295)
                                                       --------

      Present value of minimum lease payments               718
      Less current portion                                  (69)
                                                       --------
      Long-term portion                                $    649
                                                       ========

Purchase Commitments
--------------------

The Company issued purchase orders to Case Corporation ("Case") for equipment purchases. Upon acceptance by Case, these purchases become noncancelable by the Company. As of April 30, 2008, such purchase commitments totaled $ 4,072.

Litigation
----------

Incident to the Company's business activities, it may at times be a party to legal proceedings, lawsuits and claims. Such matters are subject to uncertainties whose outcomes are not predictable with assurance. Management believes, at this time, there are no ongoing matters which will have a material adverse effect on the Company's condensed consolidated financial statements.

9.     PRODUCT INFORMATION

Revenue and gross profit from continuing operations by product categories are summarized as follows (`000's):

Business product category        Three Months Ended        Nine Months Ended
     Net Revenues                    April 30,                 April 30,
                                 2008         2007         2008         2007
                               --------     --------     --------     --------
     Equipment Sales           $  9,438     $ 15,637     $ 33,308     $ 49,284

     Equipment Rental               963        1,444        3,680        4,286

     Mining Sales                 1,019          563        2,783        1,863

     Product Support              4,316        5,613       14,292       17,343
                               --------     --------     --------     --------

     Total                     $ 15,736     $ 23,257     $ 54,063     $ 72,776
                               ========     ========     ========     ========

Business product category        Three Months Ended        Nine Months Ended
     Gross Margin                    April 30,                 April 30,
                                 2008         2007         2008         2007
                               --------     --------     --------     --------
     Equipment Sales           $    105     $   (858)     $    783     $    836

     Equipment Rental               125           52           594          600

     Mining Sales                   312           55           653         (226)

     Product Support                758        1,412         2,932        3,981

     Total                     $  1,300     $    661      $  4,962     $  5,191

10.    SEGMENT INFORMATION

Summarized financial information concerning the Company's reportable segments is shown in the following tables (`000's).

                                                      Western Power &   Arizona Pacific
                                                      Equipment Corp     Materials, LLC           Total
                                                      --------------     --------------           -----
        For the Three Months Ended April 30, 2008
        Net revenues                                    $ 14,717            $  1,019            $ 15,736
                                                        ========            ========            ========
        Loss from continuing operations                 $ (1,253)           $   (761)           $ (2,014)
                                                        ========            ========            ========
        Net loss                                        $ (1,253)           $   (761)           $ (2,014)
                                                        ========            ========            ========
        Capital expenditures                            $    227            $      1            $    228
                                                        ========            ========            ========

        For the Three Months Ended April 30, 2007
        Net revenues                                    $ 22,694            $    563            $ 23,257
                                                        ========            ========            ========
        Loss from continuing operations                 $ (1,699)           $   (669)           $ (2,368)
                                                        ========            ========            ========
        Net loss                                        $ (1,351)           $   (669)           $ (2,020)
                                                        ========            ========            ========
        Capital expenditures                            $  1,794            $     96            $  1,890
                                                        ========            ========            ========


        For the Nine Months Ended April 30, 2008
        Net revenues                                    $ 52,299            $  1,764            $ 54,063
                                                        ========            ========            ========
        Loss from continuing operations                 $ (4,634)           $ (2,092)           $ (6,726)
                                                        ========            ========            ========
        Net loss                                        $ (4,634)           $ (2,092)           $ (6,726)
                                                        ========            ========            ========
        Capital expenditures                            $    360            $     25            $    385
                                                        ========            ========            ========
        Total identifiable assets at April 30, 2008     $ 31,649            $  3,854            $ 35,503
                                                        ========            ========            ========

        For the Nine Months Ended April 30, 2007
        Net revenues                                    $ 70,913            $  1,863            $ 72,776
                                                        ========            ========            ========
        Loss from continuing operations                 $ (6,642)           $ (2,447)           $ (9,089)
                                                        ========            ========            ========
        Net loss                                        $ (6,100)           $ (2,541)           $ (8,641)
                                                        ========            ========            ========
        Capital expenditures                            $  3,029            $    116            $  3,145
                                                        ========            ========            ========
        Total identifiable assets at April 30, 2007     $ 40,141            $  5,913            $ 46,054
                                                        ========            ========            ========

11.    CONCENTRATION OF CREDIT RISK

Approximately 38% and 48% of the Company's net sales for the three-month periods ended April 30, 2008 and April 30, 2007, respectively, resulted from sales, rental, and servicing of products manufactured by Case. Approximately 41% and 50% of the Company's net sales for the nine-month periods ended April 30, 2008 and April 30, 2007, respectively, resulted from sales, rental, and servicing of products manufactured by Case.

12.    DISCONTINUED OPERATIONS

The accompanying financial statements for all periods presented have been presented to reflect the accounting of discontinued operations for certain branch locations sold or closed in fiscal year 2007. There were no operations discontinued in the nine months ended April 30, 2008.

The Company classifies closed or sold branch locations in discontinued operations when the operations and cash flows of the location have been eliminated from ongoing operations and when the Company will not have any significant continuing involvement in the operation of the branch after disposal. For purposes of reporting the operations of branch locations meeting the criteria of discontinued operations, the Company reports net revenue, gross profit and related selling, general and administrative expenses that are specifically identifiable to those branch locations as discontinued operations. Assets to be sold shall be classified as held for sale in the period in which all of the criteria as outlined in SFAS No. 144 `Accounting for the Impairment or Disposal of Long Lived Assets" have been met. In accordance with these provisions, management must have committed to a definitive plan of disposal and the sale must be deemed probable to occur.

In November 2006, the Company closed its Flagstaff, Arizona location, a location of its subsidiary, Arizona Pacific Materials, LLC (APM) and transferred the fixed assets to its Phoenix, Arizona mining facility. In May 2007, the Company sold the assets of its two Alaska operations and used the net proceeds to pay down the convertible debt balance.

The following table presents selected financial data for the discontinued operations of the Company's business (in thousands of dollars):

                                              Three Months      Nine Months
                                                 Ended             Ended
                                             April 30, 2007    April 30, 2007
   -----------------------------------          --------          --------
   Revenue from discontinued
   operations                                   $  5,608          $ 14,530
   -----------------------------------          --------          --------
   Gross profit from discontinued
   operations                                   $    600          $  1,343
   -----------------------------------          --------          --------
   SG & A from discontinued
   operations                                   $    252          $    895
   -----------------------------------          --------          --------
   Income from discontinued
   operations                                   $    348          $    448
   -----------------------------------          --------          --------
   Gain on disposal                             $     --          $     --
   -----------------------------------          --------          --------

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND LIQUIDITY AND CAPITAL RESOURCES

Management's Discussion and Analysis of Results of Operations and Liquidity and Capital Resources (MD&A) is designed to provide a reader of the financial statements with a narrative on our financial condition, results of operations, liquidity, critical accounting policies and the future impact of accounting standards that have been issued but are not yet effective. Our MD&A is presented in six sections: Overview, Results of Operations, Liquidity and Capital Resources, Off-Balance Sheet Arrangements, New Accounting Pronouncements and General Economic Conditions. We believe it is useful to read our MD&A in conjunction with our Annual Report on Form 10-K for the fiscal year ended July 31, 2007. Amounts are stated in `thousands of dollars' unless otherwise stated.

Section 27A of the Securities Act of 1933, as amended, and Section 21E if the Securities Act of 1934, as amended (Exchange Act), provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies. With the exception of historical information, the matters discussed in this Quarterly Report on Form 10-Q are forward-looking statements and may be identified by the use of words such as "believe", "expect", "anticipate", plan, "estimate", "intend" and "potential". The following discussion and analysis should be read in conjunction with the Condensed Consolidated Financial Statements and Notes thereto appearing elsewhere in this Form 10-Q. Information included herein relating to projected growth and future results and events constitutes forward-looking statements.

Actual results in future periods may differ materially from the forward-looking statements due to a number of risks and uncertainties, including but not limited to fluctuations in the construction, agricultural, and industrial sectors; the success of our restructuring and cost reduction plans; the success of our equipment rental business; rental industry conditions and competitors; competitive pricing; our relationship with its suppliers; relations with our employees; our ability to manage its operating costs; the continued availability of financing; our ability to refinance/restructure our existing debt; governmental regulations and environmental matters; risks associated with regional, national, and world economies; and consummation of the merger and asset purchase transactions. Any forward-looking statements should be considered in light of these factors.

OVERVIEW

Western Power & Equipment Corp., a Delaware corporation, (the "Company", "us", "we" or "our"), is engaged in the sale, rental, and servicing of light, medium-sized, and heavy construction, agricultural, and industrial equipment, parts, and related products which are manufactured by Case Corporation ("Case") and certain other manufacturers and operates a mining company in Arizona. We believe, based upon the number of locations owned and operated, that we are one of the largest independent dealers of Case construction equipment in the United States. Products sold, rented, and serviced include backhoes, excavators, crawler dozers, skid steer loaders, forklifts, compactors, log loaders, trenchers, street sweepers, sewer vacuums, and mobile highway signs.

We maintain two distinct segments which include Western Power & Equipment Corp., the equipment dealership and Arizona Pacific Materials, LLC, a mining operation.

We operate out of facilities located in the states of Washington, Oregon, Nevada and California for our equipment dealership. Our revenue sources are generated from equipment (new and used) sales, parts sales, equipment service and equipment rental. The equipment is distributed to contractors, governmental agencies, and other customers, primarily for use in the construction of residential and commercial buildings, roads, levees, dams, underground power projects, forestry projects, municipal construction and other projects.

Certain matters discussed herein contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from those projected.

Due to the seasonal nature of our business, interim results are not necessarily indicative of results for the entire year. Our revenue and earnings are typically greater in the first and fourth quarters of the year, which include early spring through late fall seasons.

Our strategy had focused on acquiring additional existing distributorships and rental operations, opening new locations as market conditions warrant, and increasing sales at its existing locations. In such connection, we had sought to operate additional Case or other equipment retail distributorships, and sell, lease, and service additional lines of construction equipment and related products not manufactured by Case. For the past few years, we have concentrated on consolidating or closing certain of our stores to improve operating efficiency and profitability.

Arizona Pacific Materials, LLC, an 85% owned subsidiary purchased in September 2004, operates a surface mine producing cinder and basalt aggregate to supply material for block manufactures, concrete and asphalt suppliers and landscape contractors, in the Phoenix, Arizona building/construction market. In November 2006, we closed our Flagstaff location. The assets of the branch were transferred to our remaining mining location in Phoenix, Arizona.

We have focused on developing the mining operation over the past year to primarily provide basalt in the Phoenix area housing development construction market. Over the past few years there has been significant construction activity in the Phoenix area, especially in Pinal County, where the mining operation is located, although the level of construction starts in the Phoenix area has slowed in the last year. Close proximity to the construction sites provides basalt and cinder to the contractors at a lower cost, as freight costs are minimized. Based upon a 2004 study, our Phoenix location had approximately 39,000,000 tons of proven reserves and an additional 38,000,000 tons of indicated reserves of high grade basalt available to be processed to meet the future demands of the Phoenix market.

RESULTS OF OPERATIONS

Consolidated results
--------------------

The following table presents unaudited selected financial data for our consolidated business activities (in thousands of dollars):

------------------------------------     ----------      ----------      ----------      ----------      ----------      ----------
                                        Three Months    Three Months                    Nine Months     Nine Months
                                            Ended           Ended                          Ended           Ended
Consolidated  - continuing                April 30,       April 30,       Increase        April 30,       April 30,       Increase
operations (in 000's)                       2008            2007         (Decrease)         2008            2007         (Decrease)
------------------------------------     ----------      ----------      ----------      ----------      ----------      ----------
Revenue                                  $   15,736      $   23,257      $   (7,521)     $   54,063      $   72,776      $  (18,713)
------------------------------------     ----------      ----------      ----------      ----------      ----------      ----------
 Gross profit                            $    1,300      $      661      $      641      $    4,962      $    5,191      $     (229)
------------------------------------     ----------      ----------      ----------      ----------      ----------      ----------

------------------------------------     ----------      ----------      ----------      ----------      ----------      ----------
SG&A                                     $    2,518      $    2,460      $       58      $    7,741      $    7,253      $      488
------------------------------------     ----------      ----------      ----------      ----------      ----------      ----------
Operating (loss) income                  $   (1,218)     $   (1,799)     $      581      $   (2,779)     $   (2,062)     $     (717)
------------------------------------     ----------      ----------      ----------      ----------      ----------      ----------
Loss from continuing
operations                               $   (2,014)     $   (2,368)     $      354      $   (6,726)     $   (9,089)     $   (2,363)
------------------------------------     ----------      ----------      ----------      ----------      ----------      ----------

The Three and Nine Months ended April 30, 2008 compared to the Three and Nine
-----------------------------------------------------------------------------
Months ended April 30, 2007.
----------------------------

REVENUES

Revenues from continuing operations for the three-month period ended April 30, 2008 decreased by $7,521 or 32.3% over the comparative three-month period ended April 30, 2007. For the three-month period ended April 30, 2008 equipment sales and rentals decreased by $6,680 and product sales decreased by $1,297 while mining sales increased by $456. Sales in all of our locations have declined in the third quarter as compared to the prior year's third quarter, with the exception of our Buena Park, California location, which had an increase of $1,493 as a result of several large sweeper sales to municipalities. Governmental sales, which can change dramatically based upon budget cycles, comprise a significant amount of the sales in our Buena Park location. Our construction equipment sales have also been reduced as a result of significant declines over the past year in the residential construction market as the economy softens. This has resulted in declining equipment sales throughout the construction equipment industry. Through this we have been able to retain our relative market share. With our current cash flow and with the economy softening, credit limitations have made it more difficult to obtain inventory. The decline in the number of branches has also affected the Company's ability to transfer specific inventory to other market areas.

Mining sales from our subsidiary in Phoenix, Arizona increased $456 or 81.0% over the prior year's comparative three-month period indicating a continued demand for basalt production and sales of crushed aggregates for road, housing and related construction in the area southeast of Phoenix.

Revenues from continuing operations for the nine-month period ended April 30, 2008 decreased by $18,713 or 25.7% over the comparative nine-month period ended April 30, 2007. Equipment sales and rentals decreased by $16,582 and product sales decreased by $3,051 while mining sales increased by $920. Excavators, wheel loaders and backhoes sales declined by $15,317 compared to the prior year's comparative nine-month period. Sweeper sales increased by $5,497 over the same comparative nine-month period. Sales in all of our locations have declined in the first nine months as compared to the prior year's first nine months, with the exception of our Buena Park, California location, which had an increase of $3,524 as a result of several large sweeper sales to municipalities. With the softening of the economy over the past two years, equipment sales for the Company, as well as the industry, have decreased, especially in the residential construction market, and through this we have been able to retain our relative market share. With our current cash flow and with the economic softening, credit terms have become more difficult and restricted the Company's ability to obtain additional inventory. The decline in the number of branches has also affected the Company's ability to transfer specific inventory to a larger market area. We expect this trend to continue in the near future.

Mining sales from our subsidiary in Phoenix, Arizona increased $920 or 49.4% over the prior year's comparative nine-month period as a result of increased basalt production and sales of crushed aggregates for road, housing and related construction, specifically in the fast growing area southeast of Phoenix. Most of this increase occurred in the first and third quarters of fiscal 2008. Our subsidiary is also experiencing more demand for rip rap (larger sized rock used in support for topography stabilizing and ballast for train and light rail construction).

GROSS MARGIN

The Company's gross profit margin of 8.3% for the three-month period ended April 30, 2008 was higher than the prior year's comparative period margin of 2.8%. During the prior year's quarter, the Company made several large sales of aged used equipment at a loss which resulted in an overall negative gross margin on equipment sales for that quarter. The third quarter ending April 30, 2008 has no such auction sales. In addition, gross margin was enhanced, in comparison to the prior years third quarter, by product mix as the most significant equipment sales declines occurred in excavators and wheel loaders which typically maintain lower margins, thus increasing the overall margin percent. Production capacity has increased at the mining facility, which we believe has assisted in obtaining improved production costs of the products produced. We now have two processing plants, one for basalt and one for cinder, which enables us to process multiple products more efficiently.

The Company's gross profit margin of 9.2% for the nine-month period ended April 30, 2008 was higher than the prior year's comparative period margin of 7.1%. During the nine months ending April 30, 2007, the Company made several used equipment sales at sales prices below cost through auctions. These auction sales consisted of severely aged equipment that the Company is no longer the manufacturers' representative for and resulted in a loss of approximately $1,510 primarily related to pavers. No such sales occurred in the nine-months ending April 30, 2008. Production capacity has increased at the mining facility, which we believe has assisted in obtaining improved production costs of the products produced. We now have two processing plants, one for basalt and one for cinder, which enables us to process multiple products more efficiently.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

For the three-month period ended April 30, 2008, selling, general, and administrative ("SG&A") expenses were only slightly higher by $58 compared to the prior year's comparative third quarter. The majority of these expenses, such as rent, depreciation and salaries, are fixed in nature and are not impacted by the level of sales. With the efforts related to refinancing, the Company is also incurring additional expenses related to legal and accounting fees.

For the nine-month period ended April 30, 2008, selling, general, and administrative ("SG&A") expenses were higher by $488 compared to the prior year's comparative nine-month period. The majority of these expenses, such as rent, depreciation and salaries, are fixed in nature and are not impacted by the level of sales. The Company prepaid $100 in fiscal 2007 and $110 in the first quarter of fiscal year 2008 in bank fees related to potential re-financing with a bank. Upon failure to reach a deal with the potential lender, the Company wrote off these fees. With the efforts related to refinancing, the Company is also incurring additional expenses related to legal and accounting fees.

OPERATING INCOME

The Company had an operating loss for the three months ended April 30, 2008 of $1,218 compared to operating loss of $1,799 for the three months ended April 30, 2007, reflecting the continuing soft market conditions and the ongoing costs related to our refinancing activities. Although higher production capacity of our mining facility in Phoenix, Arizona has benefited our production cost per ton, the higher sales levels and production activities continue to adversely affect operating income as additional fixed costs are incurred, such as depreciation and repairs.

The Company had an operating loss for the nine months ended April 30, 2008 of $2,779 compared to operating loss of $2,062 for the nine months ended April 30, 2007, reflecting the decrease in sales, which in turn affects the Company's ability to cover fixed expenses, such as rent and non sales related expenses such as administrative payroll. The Company's efforts to refinance its operations have also increased legal and accounting fees.

INTEREST EXPENSE

Interest expense for the three months ended April 30, 2008 of $806 was down from $1,757 in the prior year's comparative period. Included in prior year's interest expense is $244 in debt discount amortization and $247 in debt issuance cost amortization. The three months ending April 30, 2008 had no such costs. The Company is in technical default of their convertible debt agreement, causing the debt to become immediately due. As a result the Company expensed the remainder of the debt discount (related to warrants issued with the convertible debt transaction in June 2005) and deferred debt issuance costs during the quarter ended October 31, 2007. Reductions in overall interest rates over the past year have also helped in reducing interest costs during the quarter.

Interest expense for the nine months ended April 30, 2008 of $4,251 was up from $4,302 in the prior year's comparative period. The Company is in technical default of their convertible debt agreement (see Note 7), causing the debt to become immediately due. As a result, the Company expensed the remainder of the debt discount (related to warrants issued with the convertible debt transaction in June 2005) and deferred debt issuance costs during the nine months ended April 30, 2008. The Company amortized $1,190 of debt discount and $541 in debt issuance costs as a result of expensing the debt related costs. Amortization of these expenses amounted to $662 in debt discount amortization and $432 in debt issuance cost amortization during the nine months ended April 30, 2007. These charges were somewhat offset by 1) a decline in equipment and parts inventories of $9,836 thus reducing flooring interest and 2) reductions in overall interest rates over the past year.

NET LOSS

The Company had a net loss from continuing operations for the quarter ended April 30, 2008 of $2,014 compared with a net loss of $2,368 for the prior year's comparative quarter. Included in the net loss in the quarter ended April 30, 2007 the Company recorded a gain on the transfer of a 10% ownership in its subsidiary, Arizona Pacific Materials, LLC, as a settlement of 50% of a technical default penalty assessed in January 2007.

The Company had a net loss from continuing operations for the nine months ended April 30, 2008 of $6,726 compared with a net loss of $9,089 for the prior year's comparative quarter. In addition to the discussions above, the Company recorded a $3,900 penalty as a result of a technical default of their convertible debt agreement (see Note 7). The Company negotiated a settlement of 50% of the technical default penalty with a transfer of 10% ownership in its subsidiary, Arizona Pacific Materials, LLC resulting in an offsetting gain.

Discontinued Operations
-----------------------

The following table presents unaudited selected financial data for the discontinued operations of our business (in thousands of dollars):

                                                         Three Months   Nine Months
                                                             Ended          Ended
                                                           April 30,      April 30,
                                                             2007           2007
   --------------------------------------------------     ----------     ----------
   Revenue from discontinued
   operations                                             $    5,608     $   14,530
   --------------------------------------------------     ----------     ----------
   Gross Profit from discontinued
   operations                                             $      600     $    1,343
   --------------------------------------------------     ----------     ----------
   SG&A from discontinued
   Operations                                             $      252     $      895
   --------------------------------------------------     ----------     ----------
   Income from discontinued
   operations                                             $      348     $      448
   --------------------------------------------------     ----------     ----------
   Gain on disposal                                       $       --     $       --
   --------------------------------------------------     ----------     ----------

We classify closed or sold branch locations in discontinued operations when the operations and cash flows of the location have been eliminated from ongoing operations and when we will not have any significant continuing involvement in the operation of the branch after disposal. To determine if cash flows had been or would be eliminated from ongoing operations, we evaluate a number of qualitative and quantitative factors, including, but not limited to, proximity to remaining open branch locations and estimates of sales migration from the closed or sold branch to any branch locations remaining open. The estimated sales migration is primarily based on our continued level of involvement as a Case dealer once the branch location is sold or closed and whether there is continued active solicitation of sales in that market. For purposes of reporting the operations of branch locations meeting the criteria of discontinued operations, we report net revenue, gross profit and related selling, general and administrative expenses that are specifically identifiable to those branch locations as discontinued operations. Certain corporate level charges, such as general office expenses and interest expense are not allocated to discontinued operations because we believe that these expenses are not specific to the branch location's operations.

Our strategy had focused on acquiring additional existing distributorships and rental operations, opening new locations as market conditions warrant, and increasing sales at its existing locations. In such connection, we had sought to operate additional Case or other equipment retail distributorships, and sell, lease, and service additional lines of construction equipment and related products not manufactured by Case. For the past few years, we have concentrated on consolidating or closing certain of our store locations to improve operating efficiency and profitability. The locations that have been sold or closed in the past few years represent locations that we believe were more difficult markets to maintain in comparison to other locations within our organization. We believe that focusing our efforts and capital resources on more profitable locations will result in overall long-term benefits to the Company.

In November 2006, the Company closed its Flagstaff, Arizona location, a location of its subsidiary, APM and transferred the fixed assets to its Phoenix, Arizona mining facility.

LIQUITY AND CAPITAL RESOURCES

Primary needs for liquidity and capital resources are related to the acquisition of inventory for sale and our rental fleet. Our primary source of liquidity has been from operations. As more fully described below, our primary sources of external liquidity are equipment inventory floor plan financing arrangements provided to us by the manufacturers of the products we sell as well as the credit facility or long-term convertible debt more fully described below.

Under inventory floor planning arrangements, the manufacturers of products provide interest free credit terms on new equipment purchases for periods ranging from one to twelve months, after which interest commences to accrue monthly at rates ranging from zero to two percent over the prime rate of interest. Principal payments are typically made under these agreements at scheduled intervals and/or as the equipment is rented, with the balance due at the earlier of a specified date or upon sale of the equipment.

In June 2005, we closed a new $30 million convertible debt facility (convertible into common shares of the Company at $2.00 per share) payable over the next five years, with a variable interest rate of LIBOR plus 6%. In March 2006, the conversion price in the convertible debt agreement was modified from $2.00 per share to $1.75 per share as part of the approval process for selling our Spokane and Clarkston locations. The lenders also had the right to lend an additional $7.5 million to us (within 18 months of the date of the original debt, which has expired as of January 31, 2007) under the same terms as the existing five year convertible debt. We began making monthly principal payments in January 2006. The balance of the unpaid principal on the convertible notes (net of discount) as of April 30, 2008 is $19,674 (net of discount of $0) all of which is short term.

In January 2007, the Company was in technical default of the convertible debt agreement because of a late payment, which, under the terms of the agreement, would result in a penalty of 20% of the loan balance at the time of the default. The Company has recorded an expense of $3,866 in the second quarter of 2007 for this penalty. The Company has negotiated an agreement with the convertible debt holders to have 50% of the penalty paid in cash and the remaining 50% of the penalty satisfied by a transfer of a 10% ownership interest in the Company's subsidiary, Arizona Pacific Materials, LLC in lieu of the remaining $1,933 obligation. This resulted in a gain of $1,967 and a net penalty of $1,933. The carrying amount of the subsidiary's common stock sold was removed from the parent company's investment in subsidiary's common stock account and the difference between the carrying amount and current value of the consideration was recorded as a gain.

As of July 2007, the Company was in technical default of the terms of the April default waiver agreement, as the Company did not make all of the required principal payment due June 2007. The Company negotiated a waiver of that default in consideration for a transfer of an additional 5% ownership interest (valued at $250) in the Company's subsidiary, Arizona Pacific Materials, LLC. A revised payment due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the required full loan payment on October 15, 2007 and continues to be in default with the debt agreement. The Company recorded an expense of $3,200 (representing a 20% default penalty) in the fourth quarter of 2007.

As a result of the above defaults, the Company recorded total convertible debt penalties of $5,383 during fiscal year 2007.

For the nine-month period ended April 30, 2008, the Company recorded as a charge $1,190 for deferred debt discount costs and $541 of debt issuance costs as a result of the above defaults. The Company also transferred the additional 5% ownership in the Company's subsidiary, Arizona Pacific Materials, LLC resulting in a gain of $250.

In December of 2007, the Company executed a note payable with the convertible debt holders whereby payment of accrued interest as of December 27, 2007 in the amount of $1,516, which was deferred until June 1, 2008. The note carries an interest rate of LIBOR plus 5.25%. The Company is currently in default of this note and such default is being addressed as part of the discussion with the debt holder.

Due to the default, the convertible debt becomes due immediately due. The current convertible debt holders are demanding repayment of the convertible debt. The Company has a net negative working capital and does not have the resources to repay the convertible debt. The Company is in discussions with the convertible debt holders on ways to repay or restructure the debt, including potential asset sales. The Company is also currently discussing with third parties alternatives to refinance the debt and/or raise additional capital. There is no assurance the Company will succeed in any of these efforts. If management is not successful in restructuring the convertible debt or obtaining alternative financing and/or additional capital, the Company may have to sell off some or all of its assets and the Company's operations may not be able to continue. The previously described conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments related to the recoverability of assets or classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

CASH FLOW FROM OPERATING ACTIVITIES

During the nine-month period ended April 30, 2008 we had positive cash flows from operating activities of $2,193. Our cash flow from operating activities consisted primarily of a reduction of inventory of $5,599, depreciation of $2,426 and the amortization of debt discount and deferred debt issuance costs of $1,738. These were offset by the use of funds to decrease accounts payable by $2,836. We continue to analyze our inventory levels and projected equipment and parts future sales to minimize our investment in inventory and maximize our ability to support future sales with consideration given to manufacture delivery lead times. As we sell inventory, the proceeds are used to manage our accounts payable in an effort to maintain good relations with our vendors. We also continue to analyze each branch location and its market to assess the past and future contribution each location has and will make to the overall profitability of the Company.

CASH FLOW FROM INVESTING ACTIVITIES

Purchases of fixed assets during the period were related mainly to the ongoing replacement of aged operating assets, particularly in our rental fleet. In prior years, we had focused less on our rental fleet inventory levels (allowing inventory levels to decline). We focus on the utilization of the rental fleet and continue to sell older equipment with less utilization and replace, as needed, with newer equipment where there is demand. During the nine months ended April 30, 2008 and 2007, we generated approximately $1,659 and $2,497, respectively, from such sales. With the decline in the economy resulting in lower equipment sales, we will continue to analyze the need to rebuild our rental fleet as customer "buy versus rent" decisions change with these economic conditions.

CASH FLOW FROM FINANCING ACTIVITIES

We decreased our floor plan financing by $3,602 and paid $1,000 against our long-term debt balances during the nine-month period ended April 30, 2008. Sales and collections of accounts receivable continue to be our major source for the payment of long-term debt. We continue to analyze liquidity and our ability to maintain a balance between inventory levels and capital resources available for inventory and varying levels of sales.

The need for future capital resources relates primarily to our obligation to pay amounts owed on the convertible debt as well as other long term notes payable as outlined in Note 7 of the consolidated financial statements. Management is currently in discussions with the debt holders and is seeking to refinance the debt with longer-term capital resources, including the generation of equity capital, but there is no assurance they will succeed in these efforts. If management is not successful in obtaining alternative financing, the Company may have to sell off certain assets or the Company's operations may not be able to continue.

CASH AND CASH EQUIVALENTS

Our cash and cash equivalents was $277 as of April 30, 2008. As a result of the accelerated due date of the convertible debt, the Company is now required to obtain alternate third party financing to support its current operations and to meet the accelerated convertible debt pay-off. There can be no assurance that the Company can obtain such third party financing. We are actively exploring avenues that will generate both short-term and long-term financing sources, as well as the generation of additional equity capital.

OTHER

As of April 30, 2008, the Company had outstanding convertible instruments, options and warrants convertible into 24,700,086 shares of common stock, which could potentially dilute earnings per share.

OFF-BALANCE SHEET ARRANGEMENTS

Our off-balance sheet arrangements are principally lease arrangements associated with the retail stores and the corporate office.

NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes a single definition of fair value and a framework for measuring fair value, sets out a fair value hierarchy to be used to classify the source of information used in fair value measurements, and requires new disclosures of assets and liabilities measured at fair value based on their level in the hierarchy. This statement applies under other accounting pronouncements that require or permit fair value measurements. In February 2008, the FASB issued FASB Staff Position ("FSP") 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements For Purposes of Lease Classification or Measurement Under Statement 13" ("FSP 157-1") and FSP 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"), which, respectively, remove leasing transactions from the scope of SFAS 157 and defer its effective date for one year relative to certain nonfinancial assets and liabilities. As a result, the application of the definition of fair value and related disclosures of SFAS 157 (as impacted by FSP 157-1 and FSP 157-2) will be effective for the Company beginning August 1, 2008 on a prospective basis with respect to fair value measurements of (a) nonfinancial assets and liabilities that are recognized or disclosed at fair value in the Company's financial statements on a recurring basis (at least annually) and (b) all financial assets and liabilities. The Company does not expect the adoption of the new standard to have a material impact on the Company's consolidated financial position or results of operations. The remaining aspects of SFAS 157 for which the effective date was deferred under FSP 157-2 are currently being evaluated by the Company. Areas impacted by the deferral relate to nonfinancial assets and liabilities that are measured at fair value, but are recognized or disclosed at fair value on a nonrecurring basis. This deferral applies to such items as nonfinancial assets and liabilities initially measured at fair value in a business combination (but not measured at fair value in subsequent periods) or nonfinancial long-lived assets groups measured at fair value for an impairment assessment. The effects of these remaining aspects of SFAS 157 are to be applied to fair value measurements prospectively beginning August 1, 2009. The Company does not expect these remaining aspects to have a material impact on the Company's financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"). SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both the complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility be enabling companies to report assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The adoption of this pronouncement is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling interests in Consolidated Financial Statements--An Amendment of ARB No. 51". SFAS No. 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary (previously referred to as minority interests). SFAS No. 160 also requires that a retained noncontrolling interest upon the deconsolidation of a subsidiary be initially measured at its fair value. Upon adoption of SFAS No. 160, the Company would be required to report any noncontrolling interests as a separate component of consolidated stockholders' equity. The Company would also be required to present any net income allocable to noncontrolling interests and net income attributable to the stockholders of the Company separately in its consolidated statements of operations. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after January 1, 2009. SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements of SFAS No. 160 shall be applied prospectively. SFAS No. 160 would have an impact on the presentation and disclosure of the noncontrolling interests of any non wholly-owned business acquired in the future.

In December 2007, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141R, "Business Combinations" ("SFAS 141R"), which replaces SFAS No. 141, "Business Combinations." SFAS 141R establishes principles and requirements for determining how an enterprise recognizes and measures the fair value of certain assets and liabilities acquired in a business combination, including noncontrolling interests, contingent consideration, and certain acquired contingencies. SFAS 141R also requires acquisition-related transaction expenses and restructuring costs be expensed as incurred rather than capitalized as a component of the business combination. SFAS 141R will be applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. SFAS 141R would have an impact on accounting for any businesses acquired after the effective date of this pronouncement.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. The guidance in SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS 161 encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company does not expect the adoption of SFAS 161 to have a material impact on its consolidated financial position or results of operations.

GENERAL ECONOMIC CONDITIONS

Controlling inventory is a key ingredient to the success of an equipment distributor because the equipment is characterized by long order cycles, high-ticket prices, and the related exposure to "flooring" interest. Our interest expense may increase if inventory is too high or interest rates rise. We manage our inventory through Company-wide information and inventory sharing systems wherein all locations have access to the Company's entire inventory. In addition, we closely monitor inventory turnover by product categories and we place equipment orders based upon targeted turn ratios.

All of the products and services we provide are either capital equipment or included in capital equipment, which are used in the construction, industrial, and agricultural sectors. Accordingly, our sales are affected by inflation or increased interest rates, which tend to hold down new construction, and consequently adversely affect demand for the equipment sold and rented by us. In addition, although agricultural equipment sales are less than 2% of our total revenues, factors adversely affecting the farming and commodity markets also can adversely affect our agricultural equipment related business.

Our business can also be affected by general economic conditions in its geographic markets as well as general national and global economic conditions that affect the construction, industrial, and agricultural sectors. Further erosion in North American and/or other countries' economies could adversely affect our business.

Although the principal products sold, rented, and serviced by us are manufactured by Case, we also sell, rent, and service equipment and sell related parts (e.g., tires, trailers, and compaction equipment) manufactured by others. Approximately 62% and 51% of our net sales for the three and nine-month periods ended April 30, 2008 resulted from sales, rental, and servicing of products manufactured by companies other than Case. That compares with a figure of 52% and 50% for the three and nine-month periods ended April 30, 2007. These other manufacturers offer various levels of supplies and marketing support along with purchase terms, which vary from cash upon delivery to interest-free, 12-month flooring.

We purchase equipment and parts inventory from Case and other manufacturers. No supplier other than Case accounted for more than 10% of such inventory purchases during the nine- month period ended April 30, 2008. While maintaining its commitment to Case to primarily purchase Case Equipment and parts as an authorized Case dealer, we plan to expand the number of products and increase the aggregate dollar value of those products which we purchases from manufacturers other than Case in the future.

The generally soft economic conditions in the equipment market, particularly in the northwest, have contributed to a decline in equipment sales in the past few years. A further softening in the industry could severely affect our sales and profitability. Market specific factors could also adversely affect one or more of our target markets and/or products.

ITEM 3.     QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are exposed to market risk from changes in interest rates. Market risk is the potential loss arising from adverse changes in market rates and prices such as interest rates. For fixed rate debt, interest rate changes affect the fair value of financial instruments but do not impact earnings or cash flows. Conversely for floating rate debt, interest rate changes generally do not affect the fair market value but do impact future earnings and cash flows, assuming other factors are held constant. At April 30, 2008, we had variable rate floor plan payables, notes payable, convertible debt and short-term debt of approximately $40 million. Holding other variables constant, the pre-tax earnings and cash flow impact for the next year resulting from a one-percentage point increase in interest rates would be approximately $0.40 million. Our policy is not to enter into derivatives or other financial instruments for trading or speculative purposes.

ITEM 4.    CONTROLS AND PROCEDURES

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such information is accumulated and communicated to our management, including our CEO and CFO, as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

As required by SEC Rule 13a-15(e) and 15d-15(e), we carried out an evaluation, under the supervision and with the participation of our management, including our CEO and CFO, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report. Based on the foregoing, the CEO and CFO concluded that our disclosure controls and procedures were effective at the reasonable assurance level.

There has been no change in our internal controls over financial reporting during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

Changes in Internal Controls
----------------------------

There were no significant changes in our internal controls over financial reporting that occurred during the three and nine months ended April 30, 2008 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Limitations on the Effectiveness of Controls
--------------------------------------------

We believe that a control system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the control system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

PART II.    OTHER INFORMATION

       ITEM 1.     LEGAL PROCEEDINGS
                   -----------------

                         Incident to the Company's business activities, it may at times be a party to legal proceedings, lawsuits and claims. Such matters are subject to uncertainties whose outcomes are not predictable with assurance. Management believes, at this time, there are no ongoing matters, which will have a material adverse effect on the Company's consolidated financial statements.

       ITEM 1A.    RISK FACTORS
                   ------------

                         None.

       ITEM 2.     UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS
                   -----------------------------------------------------------

                         None

       ITEM 3.     DEFAULTS UPON SENIOR SECURITIES
                   -------------------------------

                         In January 2007, the Company was in technical default of the convertible debt agreement because of a late payment, which, under the terms of the agreement, would result in a penalty of 20% of the loan balance at the time of the default. The Company has negotiated an agreement with the convertible debt holders to have 50% of the penalty paid in cash and the remaining 50% of the penalty satisfied by a transfer of 10% ownership interest in our subsidiary, Arizona Pacific Materials, LLC. In January 2007, the Company recorded a $3.9 million expense for this penalty. With the technical default, the convertible debt becomes due immediately due. A revised due date of December 31, 2007 has been negotiated. The convertible debt holders are also requiring several additional large principal payments prior to December 31, 2007.

                         As of July 2007, the Company was in technical default of the terms of the April default waiver agreement, as the Company did not make all of the required principal payment due June 2007. The Company negotiated a waiver of that default in consideration for a transfer of an additional 5% ownership interest (valued at $250) in the Company's subsidiary, Arizona Pacific Materials, LLC. A revised payment due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the required full loan payment on October 15, 2007 and continues to be in default with the debt agreement. The Company recorded an expense of $3,200 (representing a 20% default penalty) in the fourth quarter of 2007.

                         As a result of the above defaults, the Company recorded total convertible debt penalties of $5,383 during fiscal year 2007. For the nine-month period ended April 30, 2008, the Company recorded as a charge $1,190 for deferred debt issuance costs and $541 of debt issuance costs as a result of the above defaults. The Company also transferred the additional 5% ownership in the Company's subsidiary, Arizona Pacific Materials, LLC resulting in a gain of $250.

                         In December 2007, the Company executed a note payable for the accrued interest owed to the convertible debt holds in the amount of $1,516 due June 1, 2008. The Company is currently in default of this note and such default is being addressed as part of the discussions with the debt holders.

       ITEM 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                   ---------------------------------------------------

                         None.

       ITEM 5.     OTHER INFORMATION
                   -----------------

                         None.

       ITEM 6.     EXHIBITS

                   Exhibit 31.1, 31.2   Rule 13a-14(a)/15d-14(a) Certification

                   Exhibit 32.1 Certification by the Chief Executive Officer Relating to a Periodic Report Containing Financial Statements. *

                   Exhibit 32.2 Certification by the Chief Financial Officer Relating to a Periodic Report Containing Financial Statements. *

                    * The Exhibit attached to this Form 10-Q shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY

June 16, 2008

                   By: /s/Mark J. Wright
                       ------------------------------------
                       Mark J. Wright
                       Vice President of Finance and
                       Chief Financial Officer

                                                                       EXHIBIT B
                                                                       ---------

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 10-K

                          ----------------------------

                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


FOR THE FISCAL YEAR ENDED JULY 31, 2007           COMMISSION FILE NUMBER 0-26230



                         WESTERN POWER & EQUIPMENT CORP.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                            91-1688446
--------------------------------------------------------------------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


  6407-B N.E. 117TH AVE, VANCOUVER, WA                            98662
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (360) 253-2346
                                                    --------------

Securities registered pursuant to Section 12(b) of the Act:                 None

Securities registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.001 par value
                          -----------------------------
                                (Title of Class)

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES [X] NO [_]

         Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulations S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K. [X]

         Indicate by check mark whether Registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2). YES [_] NO [X]

         As of October 15, 2007: (a) 11,230,000 shares of Common Stock, $.001 par value, of the registrant (the "Common Stock") were outstanding; (b) 4,453,162 shares of Common Stock were held by non-affiliates; and (c) the aggregate market value of the Common Stock held by non-affiliates was $979,696 based on the closing sale price of $0.22 per share on October 22, 2007.

================================================================================

                                     PART I

ITEM 1.  BUSINESS

GENERAL

Western Power & Equipment Corp., a Delaware corporation (the "Company"), is engaged in the sale, rental, and servicing of light, medium-sized, and heavy construction, agricultural, and industrial equipment, parts, and related products which are manufactured by Case Corporation ("Case") and certain other manufacturers. We believe, based upon the number of locations owned and operated, that we are one of the larger independent dealers of Case construction equipment in the United States. Products sold, rented, and serviced by the Company include backhoes, excavators, crawler dozers, skid steer loaders, forklifts, compactors, street sweepers, sewer vacuums, and mobile highway signs.

We operate out of facilities located in the states of Washington, Oregon, Nevada, and California. The equipment, we distribute, is furnished to contractors, governmental agencies, and other customers, primarily for use in the construction of residential and commercial buildings, roads, levees, dams, underground power projects, forestry projects, municipal construction, and other projects. Our Alaska operations were sold in May of 2007.

Our strategy had focused on acquiring additional existing distributorships and rental operations, opening new locations as market conditions warrant, and increasing sales at its existing locations. In such connection, we have sought to operate additional Case or other equipment retail distributorships, and sell, lease, and service additional lines of construction equipment and related products not manufactured by Case. For the past few years, we have concentrated on consolidating or closing certain of our stores to improve operating efficiency and profitability. See "Business Strategy."

Arizona Pacific Materials, LLC, a majority owned subsidiary, operates a surface mine producing cinder and basalt aggregate to supply material for block manufactures, concrete and asphalt suppliers and landscape contractors, in the Phoenix, Arizona building/construction market. Our Flagstaff operation was shut down in November 2006.

HISTORY AND ACQUISITIONS

Western Power & Equipment Corp commenced business in November 1992 with the acquisition from Case of seven retail distribution facilities located in Oregon and Washington. We became a subsidiary of American United Global, Inc. ("AUGI"), simultaneous with such acquisition. AUGI held 12.0 percent of the outstanding shares of common stock of the Company as of July 31, 2005. During fiscal year 2006, AUGI sold all its common stock to third party investors.

In September 2004, we purchased Arizona Pacific Materials, LLC, which operates a surface mine producing cinder and basalt aggregate to supply material for block manufactures, concrete and asphalt suppliers and landscape contractors, in the Phoenix, Arizona building/construction market.

As of September 30, 2007, we operate 9 equipment dealership locations.

BUSINESS STRATEGY

Our strategy is to streamline our operations and close or consolidate stores and to increase efficiency and profitability as well as look for opportunities in diversification. We are concentrating our efforts on reducing costs and increasing sales and margins so that all of our operations can be profitable. We have selectively pared down our product offerings to reduce inventory carrying costs and to improve turnover in the remaining product lines that we offer.

Our business strategy includes efforts to expand sales at our existing locations. We will continue to seek to improve our product line and generate incremental sales increases by adding equipment and parts produced by manufacturers other than Case, where appropriate. We will also seek to increase sales of parts and service, both of which have considerably higher margins than equipment sales.

Our business strategy had previously focused on acquiring additional existing distributorships and rental operations, opening new locations, and increasing sales at our existing locations. We reduced our acquisition activity in recent years due to market conditions. As market conditions improve and opportunities arise, we consider new strategic acquisitions of other authorized Case construction equipment retail dealers located in established or growing markets, as well as dealers or distributors of construction, industrial, or agricultural equipment, and related parts, manufactured by companies other than Case. In addition to acquisitions, in the future we may open new retail outlets or make strategic acquisitions in related areas, as opportunities and conditions permit. The strategy in opening additional retail outlets has been to test market areas by placing sales, parts, and service personnel in the target market. If the results are favorable, a retail outlet was opened with its own inventory of equipment. This approach reduces both the business risk and the cost of market development.

PRODUCTS

Case Construction Equipment.
----------------------------

The construction equipment (the "equipment") we sell, rent, and service, generally consists of: backhoes (used to dig large, wide and deep trenches); excavators (used to dig deeply for the construction of foundations, basements, and other projects); crawler dozers (bulldozers used for earth moving, leveling and shallower digging than excavators); wheel loaders (used for loading trucks and other carriers with excavated dirt, gravel and rock); roller compactors (used to compact roads and other surfaces); forklifts (used to load and unload pallets of materials); and skid steer loaders (smaller version of a wheel loader, used to load and transport small quantities of material--e.g., dirt and rocks-- around a job site). Selling prices for these units range from $15,000 to $350,000 per piece of equipment.

Under the terms of standard Case dealer agreements, we are an authorized Case dealer for sales of equipment and related parts and services at locations in Oregon, Washington, Nevada, and northern California. The dealer agreements have no defined term or duration, but are reviewed on an annual basis by both parties, and can be terminated without cause at any time either by the Company on 30 days' notice or by Case on 90 days' notice. Although the dealer agreements do not prevent Case from arbitrarily exercising its right of termination, based upon Case's established history of dealer relationships and industry practice, we do not believe that Case would terminate its dealer agreements without good cause.

The dealer agreements do not contain requirements for specific minimum purchases from Case. In consideration for our agreement to act as dealer, Case supplies us equipment for sale and lease, parts, cooperative advertising benefits, marketing brochures related to Case products, access to Case product specialists for field support, the ability to use the Case name and logo in connection with the Company's sales of Case products, and access to Case floor plan financing for equipment purchases. Such floor planning arrangement currently provides us with interest free credit terms on new equipment purchases ranging from one to six months, depending upon the type of equipment floored, after which interest commences to accrue monthly at an annual rate of up to 2% over the prime rate of interest. The invoice price of each item of equipment is payable at the earlier of the time we sell it or expiration of flooring financing period provided to us by Case.

Other Products.
---------------

Although the principal products we sell, rent, and service are manufactured by Case, we also sell, rent, and service equipment and sell related parts (e.g., tires, trailers, and compaction equipment) manufactured by others. Approximately 49% of the Company's net sales for both fiscal year 2007 and fiscal 2006 resulted from sales, rental, and servicing of products manufactured by companies other than Case. Manufacturers, other than Case, represented by us offer various levels of supplies and marketing support along with purchase terms which vary from cash upon delivery to interest-free, 12-month flooring.

Our business is divided into four general categories of activity: (i) equipment sales, (ii) equipment rentals, (iii) product support through our distribution centers and (iv) mining products produced by our mining subsidiary, Arizona Pacific Materials, LLC.

Equipment Sales.
----------------

At each of our distribution outlets, we maintain a fleet of various new and used equipment for sale. The equipment purchased for each outlet is selected by our marketing staff based upon the types of customers in the geographical areas surrounding each outlet, historical purchases as well as anticipated trends.

We provide only the standard manufacturer's limited warranty for new equipment, generally a one-year parts and service repair warranty. Customers can purchase extended warranty contracts.

We sell used equipment that has been reconditioned in our own service shops. We generally obtain such used equipment as "trade-ins" from customers who purchase new items of equipment and from equipment previously rented and not purchased. Unlike new equipment, our used equipment is generally sold "as is" and without a warranty.

Equipment Rental.
-----------------

We maintain a separate fleet of equipment that we hold for rental. Such equipment is generally held in the rental fleet for 12 to 36 months and then sold as used equipment with appropriate discounts reflecting prior rental usage. As rental equipment is taken out of the rental fleet, we add new equipment to our rental fleet as needed. The rental charges vary, with different rates for different types of equipment rented. Rentals are 6% and 5% of revenue in fiscal year 2007 and fiscal year 2006, respectively. See "Sales and Marketing" below.

Product Support.
----------------

We operate a service center and yard at each retail distribution outlet for the repair and storage of equipment. Both warranty and non-warranty service work is performed, with the cost of warranty work being reimbursed by the manufacturer following the receipt of invoices from us. We employ approximately 75 manufacturer-trained service technicians who perform equipment repair, preparation for sale, and other servicing activities. Equipment servicing is one of the higher profit margin businesses operated by us. We have expanded this business by hiring additional personnel and developing extended warranty contracts to be purchased by customers for the equipment we sell and service, and independently marketing such contracts to its customers. We service items and types of equipment that include those that are neither sold by us nor manufactured by Case.

We purchase parts for use in our equipment service business, as well as for sale to other customers who are independent service providers of Case Equipment. Generally, parts purchases are made on standard net 30-day terms. We employ one or more persons who take orders from customers for parts purchases at each retail distribution outlet. We provide only the standard manufacturer's warranty on the parts that it sells, which is generally a 90-day replacement guaranty.

Mining
------

Through our majority owned subsidiary, Arizona Pacific Materials, LLC, we operate a surface mine producing cinder and basalt aggregate to supply material for block manufacturers, concrete and asphalt suppliers and landscape contractors, in the Phoenix, Arizona building/construction market. Our Flagstaff operation was shut down in November of 2006.

SALES AND MARKETING

Our customers are typically residential and commercial building general contractors, road and bridge contractors, sewer and septic contractors, underground utility contractors, persons engaged in the forestry industry, equipment rental companies, and state and municipal authorities. We estimate that we have approximately 19,000 customers, with most being small business owners, none of which accounted for more than 3% of our total sales in the fiscal year ended July 31, 2007.

For fiscal years 2007, 2006, and 2005, the revenue breakdown by source for the business operated by the Company were approximately as follows:

                               FY 2007  FY 2006  FY 2005
                               -------------------------
         Equipment Sales        67%       72%       72%
         Equipment Rental        6%        5%        3%
         Product Support        24%       22%       24%
         Mining                  3%        1%        1%
                               -------------------------
                               100%      100%      100%
                               =========================

We advertise our products in trade publications and appear at trade shows throughout our territory. We also encourage our salespersons to visit customer sites and offer equipment demonstrations when requested.

Our sales and marketing activities do not result in any significant backlog of orders. Although we accept orders from customers for future delivery following manufacture by Case or other manufacturers, during fiscal 2007 a majority of our sales revenues resulted from products sold directly out of inventory, or the providing of services upon customer request.

We employed approximately 30 equipment salespersons on July 31, 2007. All of our sales personnel are employees of the Company, and all are under the general supervision of C. Dean McLain, the President of the Company. Each equipment salesperson is assigned a separate territory, the size of which varies based upon the number of potential customers and anticipated volume of sales, as well as the geographical characteristics of each area.

On July 31, 2007, we employed one product support salesperson who sells our parts and repair services to customers in assigned territories. We have no independent distributors or non-employee sales representatives.

SUPPLIERS

We purchase our equipment and parts inventory from Case and other manufacturers. No supplier other than Case accounted for more than 10% of such inventory purchases during fiscal 2007. While maintaining our commitment to Case to primarily purchase Case equipment and parts as an authorized Case dealer, we plan to expand the number of products and increase the aggregate dollar value of those products which we purchase from manufacturers other than Case in the future.

COMPETITION

We compete with distributors of construction, agricultural, and industrial equipment and parts manufactured by companies other than Case on the basis of price, the product support (including technical service) that we provide to our customers, brand name recognition for our products, the accessibility and number of our distribution outlets, and the overall quality of the products that we sell. Our management believes that we are able to effectively compete with distributors of products produced and distributed by such other manufacturers primarily on the basis of overall product quality and the superior product support and other customer services provided by us.

Case's two major competitors in the manufacture of full lines of construction equipment of comparable sizes and quality are Caterpillar Corporation and Deere & Company. In addition, other manufacturers produce specific types of equipment which compete with Case equipment and other equipment distributed by us. These competitors and their product specialties include, but are not limited to, JCB Corporation--backhoes, Kobelco Corporation -- excavators, Dresser Industries -- light and medium duty dozers, Komatsu Corporation -- wheel loaders and crawler dozers, and Bobcat, Inc. -- skid steer loaders.

We are currently the only Case dealer for construction equipment in northern Nevada, and in the northern California area, and we are one of several Case dealers in Oregon and Washington. However, Case has the right to establish other dealerships in the future in the same territories in which we operate. In order to maintain and improve our competitive position, revenues and profit margins, we plan to increase our sales of products produced by companies other than Case.

ENVIRONMENTAL STANDARDS AND GOVERNMENT REGULATION

Our operations are subject to numerous rules and regulations at the federal, state, and local levels, which are designed to protect the environment and to regulate the discharge of materials into the environment. Based upon current laws and regulations, we believe that our policies, practices, and procedures are properly designed to prevent unreasonable risk of environmental damage and the resulting financial liability to us. No assurance can be given that future changes in such laws, regulations, or interpretations thereof, changes in the nature of our operations, or the effects of former occupants' past activities at the various sites at which we operate, will not have an adverse impact on our operations.

We are subject to federal environmental standards because in connection with our operations we handle and dispose of hazardous materials, and discharges sewer water in our equipment rental and servicing operations. Our internal staff is trained to keep appropriate records with respect to our handling of hazardous waste, to establish appropriate on-site storage locations for hazardous waste, and to select regulated carriers to transport and dispose of hazardous waste. Local rules and regulations also exist to govern the discharge of waste water into sewer systems.

EMPLOYEES

As of July 31, 2007, we employed 199 full-time employees. Of that number, 17 are in corporate administration, 10 are involved in administration at the branch locations, 52 are employed in equipment sales and rental, 20 are employed in mining operations, and 100 are employed in product support. As of July 31, 2007, approximately 18 of our service technicians and parts employees at the Sacramento, California operation were being represented by Operating Engineers Local Union No. 3 of the International Union of Operating Engineers, AFL-CIO under the terms of a five-year contract expiring August 31, 2010. We believe that our relations with employees is generally satisfactory.

INSURANCE

We currently have general, product liability, and umbrella insurance policies covering the Company with limits, terms, and conditions which we believe to be consistent with reasonable business practice, although there is no assurance that such coverage will prove to be adequate in the future. An uninsured or partially insured claim, or a claim for which indemnification is not available, could have a material adverse effect upon our business, results of operations, and financial condition.

FORWARD-LOOKING STATEMENTS

Information included above relating to projected growth and future results and events constitutes forward-looking statements. Actual results in future periods may differ materially from the forward-looking statements due to a number of risks and uncertainties, including but not limited to fluctuations in the construction, and industrial sectors; the success of our entry into new markets; the success of our expansion of our equipment rental business; rental industry conditions and competitors; competitive pricing; our relationship with our suppliers; relations with our employees; our ability to manage our operating costs; the continued availability of financing; governmental regulations and environmental matters; risks associated with regional, national, and world economies. Any forward-looking statements should be considered in light of these factors.

ITEM 1A. RISKS RELATED TO OUR BUSINESS

WE HAVE A HISTORY OF LOSSES AND CANNOT ASSURE YOU THAT OUR PROFITABILITY WILL CONTINUE.

For the fiscal years ended July 31, 2007, 2006, and 2005 we had net income
(loss) of approximately $(12,781,000), ($3,967,000), $2,490,000, respectively.
During each of the five fiscal years ended July 31 prior thereto, we had net income of $1,913,000 during fiscal 2004 and $412,000 during fiscal year 2003 and incurred significant net losses of approximately $10,019,000 during fiscal 2002, $7,842,000 during fiscal 2001, and $7,198,000 during fiscal 2000. As of July 31, 2007, we had an accumulated deficit of $30,255,000. We cannot assure you that we will be able to maintain profitability, or that we will not incur significant losses in the future.

WE HAVE ACQUIRED A SUBSIDIARY THAT HAS EXPERIENCED SIGNIFICANT LOSSES IN PRIOR YEARS.

In September 2004, we purchased Arizona Pacific Materials, LLC (to which we refer as "APM"), which operates a surface mine producing cinder and basalt aggregate to supply material for block manufactures, concrete and asphalt suppliers and landscape contractors, in the Phoenix, Arizona building/construction market. Our Flagstaff operation was shut down in November of 2006. During the fiscal years ending March 31, 2004 and 2003, APM incurred losses of $1,684,830 and $932,768 respectively. During the fiscal year ending July 31, 2005, APM incurred a loss of $1,005,443. During the year ending July 31, 2006 APM incurred a loss of $2,457,486 and during the year ending July 31, 2007 APM incurred a loss of $3,260,717. APM will require significant capital investment and additional working capital to develop its current operations. We cannot assure you that APM will be able to obtain profitability, or that it will not incur significant losses in the future.

MOST OF THE PRODUCTS THAT WE SELL ARE SUPPLIED TO US BY THIRD-PARTY MANUFACTURERS, A MAJORITY OF WHICH ARE FROM CASE CORPORATION, AND WE MAY EXPERIENCE DELIVERY DELAYS OVER WHICH WE HAVE NO CONTROL.

Most of our products are supplied to us by third parties. From time to time, we experience delays and disruptions in our supply chain. To date, these delays and disruptions have not materially adversely affected our business, but they could do so in the future. Wherever possible, we try to assure ourselves of adequate inventory supply, but we do not always succeed. To the extent that we experience significant supply or quality control problems with our vendors, these problems can have a significant adverse effect on our ability to meet future delivery commitments to our customers.

Currently, Case Corporation provides approximately 51% of our product sales. Case dealer contracts are non-exclusive and terminable by either party upon minimum notice. There can be no assurances that Case will continue to supply us with products or continue its relationship with us. If we are unable to obtain Case products or to continue our relationship with Case, we will likely experience reductions in product and service sales and increased expenses. Our operations will be negatively affected if we experience inadequate supplies of any key products.

WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY AGAINST CURRENT AND FUTURE
COMPETITORS.

Many of our existing and potential competitors have substantially greater marketing, financial, and service resources than us. In addition, some of our competitors have broader product offerings, placing us at a disadvantage to some of our competitors. In addition, we believe that some of our competitors have obtained and maintained business that loses money - "loss leading" - in order to maintain a competitive advantage with regard to specific customers or products. If our competitors were to use such tactics in the future, we would be unable to maintain our market position without incurring a negative impact on our profitability.

The construction equipment industry is always very competitive. Advances in technology may reduce the cost for current or potential competitors to gain market share, particularly for lower priced products. We cannot guarantee that sales of our products will continue at current volumes or prices in any event, but especially if our current competitors or new market entrants introduce new products with better features, better performance, or lower prices or having other characteristics that are more attractive than our own. Competitive pressures or other factors also may result in significant price competition that could have a material adverse effect on our results of operations.

IF WE ARE UNABLE TO SUCCESSFULLY CONTROL OUR INVENTORY OUR RESULTS OF OPERATIONS COULD BE ADVERSELY AFFECTED.

Controlling inventory is a key ingredient to the success of an equipment distributor because the equipment industry is characterized by long order cycles, high-ticket prices, and the related exposure to "flooring" interest. Our interest expense may increase if inventory is too high or interest rates rise. To be competitive in certain of our target markets, particularly markets for products with long lead time, we will be required to build up inventories of certain products in anticipation of future orders. There can be no assurance that we will not experience problems of obsolete, excess, or slow-moving inventory if we are not able to properly balance inventories against the prospect of future orders, and our operations may, therefore, be adversely affected by inventory write-downs from time to time. In periods of general economic slowdown or slowdowns in the construction sector we could be especially affected by such problems.

We manage our inventory through company-wide information and inventory sharing systems whereby all locations have access to our company's entire inventory. In addition, we closely monitor inventory turnover by product categories and place equipment orders based upon targeted turn ratios. In the event that we are unable to successfully manage our inventory, our interest expense and inventory write-downs could increase significantly if inventory is too high, or if our inventory is too low and we cannot meet the demand of our customers our sales may be adversely affected.

OUR SALES MAY BE ADVERSELY AFFECTED BY INFLATION AND INCREASED INTEREST RATES.

All of the products we sell and services we provide are either capital equipment or included in capital equipment, which are used in the construction, agricultural, and industrial sectors. Accordingly, our sales are affected by inflation or increased interest rates, which tend to hold down new construction and consequently adversely affect demand for construction and industrial equipment sold and rented by us. In addition, although agricultural equipment sales constitute less than 2% of our total revenues, factors adversely affecting the farming and commodity markets also can adversely affect our agricultural equipment related business.

A SLOWDOWN IN THE GENERAL ECONOMY COULD ADVERSELY AFFECT OUR SALES.

Our business can be affected by general economic conditions in our geographic markets as well as general national and global economic conditions that affect the construction, agricultural, and industrial sectors. An erosion in North American and/or other countries' economies could adversely affect our business. Market specific factors could also adversely affect one or more of our target markets and/or products.

THE SEASONALITY OF THE CONSTRUCTION BUSINESS MAY AFFECT SALES OF OUR PRODUCTS AND MAY RESULT IN THE FLUCTUATION OF OUR QUARTERLY RESULTS.

Historically, sales of our products have varied substantially from quarter to quarter due to the seasonality of the construction business. We attempt to accurately forecast orders for our products and commence purchasing prior to the receipt of such orders. However, it is highly unlikely that we will consistently accurately forecast the timing and rate of orders. This aspect of our business makes our planning inexact and, in turn, affects our shipments, costs, inventories, operating results and cash flow for any given quarter. In addition, many of our products require significant manufacturing lead-time, making it difficult to order products on short notice. If we are unable to satisfy unexpected customer orders, our business and customer relationships could suffer and result in the loss of future business.

THE LOSS OF THE SERVICES OF C. DEAN MCLAIN, OUR CHIEF EXECUTIVE OFFICER, COULD SERIOUSLY HARM OUR BUSINESS.

Our future success depends, to a significant extent, on the continued services of our senior management and our ability to retain and motivate our other key employees. Specifically, the loss of the services of C. Dean McLain, our chief executive officer and chairman of our board of directors, would have a material, adverse effect on our business, results of operations and financial condition. We do not currently maintain key-man life insurance on any of our senior management or other key employees.

OUR CHIEF EXECUTIVE OFFICER AND A SIGNIFICANT SHAREHOLDER EACH CONTROL A SIGNIFICANT PORTION OF OUR COMMON STOCK; THEREFORE YOU MAY HAVE NO EFFECTIVE VOICE IN OUR MANAGEMENT.

Our Chief Executive Officer, Mr. McLain, beneficially owns approximately 16.7% of our common stock and The Rubin Family Irrevocable Stock Trust beneficially owns approximately 27.1% of our common stock. Accordingly, our Chief Executive Officer and The Rubin Family Irrevocable Stock Trust will be able to exercise significant influence over all matters requiring stockholder approval, including the election of all directors and approval of significant corporate transactions. If you purchase shares of our common stock, you may have no effective voice in our management.

WE HAVE ENTERED INTO A SECURITY AGREEMENT TO SECURE OUR INDEBTEDNESS TO THE INSTITUTIONAL LENDERS

Virtually all of our assets have been pledged as collateral to secure our indebtedness to the institutional lenders under the Purchase Agreement and other definitive financing documents for the financing provided to us. In the event that we default on payment of our obligations, including but not limited to the making of required payments of principal and interest, our indebtedness could be declared immediately due and payable and, in certain cases, our assets could be foreclosed upon. The aforementioned pledging of the assets and assignments of insurance to secure outstanding indebtedness makes such assets unavailable to secure additional debt financing, which most likely will adversely affect our ability to borrow in the future. In the event that the indebtedness were foreclosed upon, we would likely have to file for bankruptcy protection, in which case the value of our shares of common stock would have no value.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY PART OF THE $30,000,000 OF CONVERTIBLE DEBENTURES WE ISSUED IN JUNE 2005, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE CONVERTIBLE DEBENTURES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

In June 2005, we issued $32,000,000 principal amount of debentures paying interest at the London Interbank Offered Rate ("LIBOR") plus 6%, of which $30,000,000 may be converted into shares of our common stock. $2,000,000 previously owed under the Series B Debentures was fully paid as of November 30, 2005. As of July 31, 2007, $19,383 is outstanding under the Series A Debentures. Any event of default as described in the Series A Debentures will require their early repayment. If we are required to repay the Series A Debentures, we may be required to use our limited working capital and raise additional funds. If we were unable to repay the debentures when required, the note holders could commence legal action against us to recover the amounts due which ultimately could require the disposition of some or all of our assets, all of which serve as security for the repayment of the debentures. Any such action would require us to curtail or cease operations. There can be no assurance that we will have the capital or assets necessary to repay the debentures, principal or interest, at the time they become due.

In January 2007, the Company was in technical default of the convertible debt agreement because of a late payment, which, under the terms of the agreement, would result in a penalty of 20% of the loan balance at the time of the default. The Company has recorded an expense of $3,866 in the second quarter of 2007 for this penalty. The Company entered into a waiver agreement in April of 2007 with the convertible debt holders whereby 50% of the penalty was paid in cash and the remaining 50% of the penalty was satisfied by a transfer of a 10% ownership interest (valued at $1,933) in the Company's subsidiary, Arizona Pacific Materials, LLC in lieu of a cash settlement.

As of July 2007, the Company was in technical default of the terms of the April default waiver, as the Company did not make all of the required principal payment due June 30, 2007. The Company negotiated a waiver of that default in exchange for a transfer of an additional 5% ownership interest (valued at $250) in the Company's subsidiary, Arizona Pacific Materials, LLC. A revised due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the required full loan repayment on October 15, 2007 and continues to be in default with the debt agreement. The Company recorded an expense of $3,200 (representing a 20% default penalty) in the fourth quarter of 2007.

As a result of the above defaults, the Company recorded total convertible debt penalties of $5,383.

With this technical default, the convertible debt becomes due immediately due. Management is currently in discussions with the debt holders and is seeking to refinance the debt but there is no assurance they will succeed in these efforts.

OUR FINANCIAL STATEMENTS HAVE BEEN PREPARED ON A GOING CONCERN BASIS

The accountants report has been modified to indicate substantial doubt about our ability to continue as a going concern.

Our financial statements have been prepared on a going concern basis. We are currently in default of our convertible debt agreement and may not obtain a waiver to cure the default.

OUR LEVEL OF DEBT WILL REDUCE OUR NET INCOME AND MAY RESTRICT OUR OPERATIONS

As a result of the issuance of the convertible debentures, we have a higher amount of debt than we had before entering into the Purchase Agreement. In addition to the negative effect on net income, our high level of debt could have the following consequences:

     o we may have difficulty borrowing money in the future for working capital, capital expenditures, acquisitions or other purposes;

     o    we may have difficulty satisfying our debt obligations;


     o certain of our indebtedness will be at variable interest rates, which will make us vulnerable to increases in interest rates;

     o we may be less flexible in reacting to changes in our business and the industry in which we operate;

     o a significant portion of our cash flow available from operations could be required to pay principal and interest on our debt, which will reduce the amount of funds that would otherwise be available to fund capital expenditures, invest in new technology and pursue other business opportunities;

     o we will be subject to numerous restrictions in the manner in which we conduct our business in the definitive financing documents, including restrictions on our ability to pay dividends, make investments, incur additional debt, sell assets and enter into transactions with affiliates; and

     o we may be placed at a competitive disadvantage compared to our competitors who have less debt.

WE ARE SUBSTANTIALLY LEVERAGED. THIS COULD AFFECT OUR ABILITY TO FULFILL OUR OBLIGATIONS UNDER THE DEBENTURES.

Our substantial outstanding debt has important consequences to you, including the risk that we may not generate sufficient cash flow from operations to pay principal of and interest on our indebtedness, including the debentures, or to invest in our businesses. If we are unable to satisfy our obligations with cash flow from operations and refinancings, we might have to attempt to raise cash to satisfy our obligations through potential sales of assets or equity. Our ability to raise funds by selling either assets or equity depends on a number of factors, including market conditions, restrictions contained in the definitive financing document, including the Purchase Agreement, and other factors. If we are unable to refinance indebtedness or raise funds through sales of assets or equity or otherwise, we may be unable to pay principal of and interest on the debentures.

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING THE CONVERTIBLE DEBENTURES AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

As of the date of this Form 10-K, we have 11,230,000 shares of common stock issued and outstanding and convertible Series A Debentures outstanding, pursuant to a Securities Purchase Agreement dated as of June 8, 2005 entered into with certain institutional lenders (the "Purchase Agreement"), which may, as of the date of this filing, be converted into

9,247,975 shares of common stock at $1.75 per share. Under the Purchase Agreement, we also issued the institutional lenders warrants to purchase an additional 8,500,218 shares of our common stock at $1.75 per share. As of the date of this Form 10-K, the Series A Debentures allow the lenders to receive the interest payable thereon in an amount of 380,437 shares of our common stock. All of these additional 18,128,630 shares may be sold without restriction upon effectiveness of the prior registration statement which was declared effective in April 2006. The sale of a substantial amount of these shares would adversely affect the market price of our common stock.

ANY SIGNIFICANT DOWNWARD PRESSURE ON THE PRICE OF OUR COMMON STOCK COULD ENCOURAGE SHORT SALES BY THE HOLDERS OF THE SERIES A DEBENTURES OR BY OTHERS. SUCH SHORT SALES MAY IN TURN PLACE ADDITIONAL DOWNWARD PRESSURE ON THE MARKET PRICE OF OUR COMMON STOCK.

The Series A Debentures do not contain any restrictions on short selling. Accordingly, any significant downward pressure on the price of our common stock as the holders of the Series A Debentures sell shares of our common stock could encourage short sales by them or others, subject to applicable securities laws. In turn, sales of a substantial number of shares of our common stock by way of short sales could further depress the market price of our stock.

In an ordinary or "uncovered" short sale, a selling stockholder causes his or her executing broker to borrow the shares to be delivered at the completion of the sale from another broker, subject to an agreement to return them upon request, thereby avoiding the need to deliver any shares actually owned by the selling stockholder on the settlement date for the sale. Since the selling stockholder does not own the shares that are sold, the selling stockholder must subsequently purchase an equivalent number of shares in the market to complete or "cover" the transaction. The selling stockholder will realize a profit if the market price of the shares declines after the time of the short sale, but will incur a loss if the market price rises and he or she is forced to buy the replacement shares at a higher price. Accordingly, a declining trend in the market price of our common stock may stimulate short sales.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE CONVERTIBLE DEBENTURES AND WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

The issuance of shares upon conversion of the convertible debentures, including the conversion of interest earned thereon and the exercise of the warrants may result in substantial dilution to the interests of other stockholders since the selling stockholders may ultimately convert and sell the full amount issuable on conversion. Although the selling stockholders with which we entered into the Purchase Agreement may not convert their convertible debentures or exercise their warrants if such conversion or exercise would cause them to own more than 4.99% of our outstanding common stock, this restriction does not prevent the selling stockholders from converting some of their holdings and subsequently converting the remainder of their holdings. In this way, the selling stockholders could sell more than this limit while never holding more than this limit.

OUR STOCK MAY BE SUBJECT TO SUBSTANTIAL PRICE AND VOLUME FLUCTUATIONS DUE TO A NUMBER OF FACTORS, MANY OF WHICH WILL BE BEYOND OUR CONTROL AND MAY PREVENT OUR STOCKHOLDERS FROM RESELLING OUR COMMON STOCK AT A PROFIT.

The securities markets have experienced significant price and volume fluctuations in the past. This market volatility, as well as general economic, market or political conditions, could reduce the market price of our common stock in spite of our operating performance. In addition, our operating results could be below the expectations of public market analysts and investors, and in response the market price of our common stock could decrease significantly. Investors may be unable to resell their shares of our common stock for a profit. The decline in the market price of our common stock and market conditions generally could adversely affect our ability to raise additional capital, to complete future acquisitions of or investments in other businesses and to attract and retain qualified technical and sales and marketing personnel.

MANY OF OUR SHARES OF COMMON STOCK WILL IN THE FUTURE BE AVAILABLE FOR RESALE. ANY SALES OF OUR COMMON STOCK, IF IN SIGNIFICANT AMOUNTS, ARE LIKELY TO DEPRESS THE MARKET PRICE OF OUR SHARES.

There are presently 3,130,576 freely tradable shares of our common stock out of an aggregate of 11,230,000 outstanding shares. Assuming all 18,128,630 shares of common stock, issuable to selling stockholders in previously filed registration statements, were sold, we would have 21,259,206 shares that are freely tradable without the requirement of registration under the Securities Act. Assuming all 21,259,206 shares of common stock issuable to selling stockholders in the prior registration statements are sold, we would have 29,358,630 shares issued and outstanding. We also have 5,030,000 shares of common stock reserved for issuance pursuant to the exercise of presently vested outstanding options and warrants. If all such options and warrants were exercised, we would have 34,388,630 shares of our common stock issued and outstanding. We may in the future register all or a portion of the presently restricted shares of common stock and the shares underlying options and warrants.

The 8,099,424 shares of our common stock issued and outstanding that are currently not freely tradable are "restricted securities" as defined under Rule 144 of the Securities Act. The holders of these shares may only sell their shares, absent registration, in accordance with the provisions of Rule 144. Restricted securities may only be publicly sold pursuant to a registration under the Securities Act, or pursuant to Rule 144 or some other exemption that may be available from the registration requirements of the Securities Act. Rule 144 entitles each person holding restricted securities for a period of one year to sell an amount of shares which does not exceed the greater of 1% of the shares of our common stock outstanding every three months in ordinary brokerage transactions or, assuming the shares of common stock are then traded on Nasdaq, the average weekly trading volume during the four calendar weeks prior to said sale. Any substantial sales pursuant to Rule 144, including the potential sale of our affiliates' shares of our common stock, may have an adverse effect on the market price of shares of our common stock, and may hinder our ability to arrange subsequent equity or debt financing or affect the terms and time of such financing.

FLUCTUATIONS IN OUR QUARTERLY OPERATING RESULTS MAY CAUSE THE MARKET PRICE OF OUR COMMON STOCK TO FLUCTUATE.

Our operating results have in the past fluctuated from quarter to quarter and we expect this trend to continue in the future. Our quarterly operating results are affected by competitive pricing, announcements regarding new product developments and cyclical conditions in the industry. Accordingly, we may experience wide quarterly fluctuations in our operating performance and profitability, which may adversely affect our stock price even if our year-to-year performance is more stable, which it also may not be. As a result, the market price of our common stock could be volatile. In the past, following periods of volatility in the market price of stock, many companies have been the object of securities class action litigation. If we were to be sued in a securities class action, it could result in substantial costs and a diversion of management's attention and resources, which could adversely affect our results of operations.

WE HAVE THE RIGHT TO ISSUE UP TO 10,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK, WHICH MAY ADVERSELY AFFECT THE VOTING POWER OF THE HOLDERS OF OTHER OF OUR SECURITIES AND MAY DETER HOSTILE TAKEOVERS OR DELAY CHANGES IN MANAGEMENT CONTROL.

We may issue up to 10,000,000 shares of our preferred stock from time to time in one or more series, and with such rights, preferences and designations as our board of directors may determinate from time to time. To date, we have not issued any shares of preferred stock. Our board of directors, without further approval of our common stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights, liquidation preferences and other rights and restrictions relating to any series of our preferred stock. Issuances of additional shares of preferred stock, while providing flexibility in connection with possible financings, acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of other of our securities and may, under certain circumstances, have the effect of deterring hostile takeovers or delaying changes in management control.

IF OUR COMMON STOCK IS DELISTED FROM THE OTC BULLETIN BOARD, THE MARKET PRICE OF OUR COMMON STOCK COULD DECREASE SIGNIFICANTLY.

If we are unable to maintain the listing of our common stock on the OTC Bulletin Board, trading, if any, in our common stock would thereafter be conducted in the over-the-counter market on the "pink sheets". If our common stock were moved to the "pink sheets", an investor would find it more difficult to dispose of, or to obtain quotations as to the price of, our common stock. Additionally, if our common stock is delisted from the OTC Bulletin Board the market price of our common stock could decrease significantly.

WE HAVE NOT PAID, AND DO NOT INTEND TO PAY, CASH DIVIDENDS IN THE FORESEEABLE FUTURE.

We have not paid any cash dividends on our common stock and do not intend to pay cash dividends in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business. Dividend payments in the future may also be limited by financing agreements or covenants contained in securities that we may issue, such as those contained in the Purchase Agreement and the related definitive financing documents. Any future determination to pay cash dividends will be at the discretion of our board of directors and depend on our financial condition, results of operations, capital and legal requirements and such other factors as our board of directors deems relevant.

ITEM 2.  PROPERTIES

The following table sets forth information as to each of the properties which the Company owns or leases (all of which are retail sales, rental, service, storage, and repair facilities except as otherwise noted) at July 31, 2006.

                                                     EXPIRATION         ANNUAL         SIZE/SQUARE             PURCHASE
LOCATION AND USE               LESSOR                   DATE            RENTAL         FEET                    OPTIONS
------------------------       ------------------    ----------       ----------       ------------------      ---------
1745 N.E. Columbia Blvd.       Carlton O. Fisher,                                      Approx. 4 acres;           No
Portland, Oregon 97211         CNJ Enterprises       12/31/2010       $ 84,000(1)      building 17,622
                                                                                       sq. ft.

1665 Silverton Road, N.E.      LaNoel Elston                                           Approx. 1 acre;            No
Salem, Oregon 97303            Myers Living Trust    07/31/2009       $ 37,200(1)      building 14,860
                                                                                       sq. ft.

15111 Smokey Point Blvd        Woody & Carol                                           Approx. 2.1                No
Marysville, Washington 98271   Wells                 11/30/2009       $ 57,650(1)      acres; building
                                                                                        13,600 sq. ft.

6407-B  NE 117th Ave           McLain-Rubin                                            Building 8,627             No
Vancouver, Washington 98662    Realty Company,       06/30/2016       $168,000         sq. ft.
(Executive Offices)            LLC (3)

2702 W. Valley Hwy No.         Avalon Island LLC                                       Approx. 8 acres;           No
Auburn, Washington 98001                             11/30/2015       $252,000(1)      building 33,000
                                                                                       sq. ft.

500 Prospect Lane              Owned                                                   Approx. 1.5                N/A
Moxee, Washington 98936                                     N/A            N/A         acres; building
(Subleased to 3rd Party)                                                               4,320 sq. ft.

1455 Glendale Ave.             McLain-Rubin                                            Approx. 5 acres;           No
Sparks, Nevada 89431           Realty Company,       09/30/2007(4)    $276,000(2)      building 22,475
                               LLC (3)                                                 sq. ft.

1751 Bell Avenue               McLain-Rubin                                            Approx. 8 acres;           No
Sacramento, California 95838   Realty Company,       09/30/2007(4)    $228,000(2)      building 35,940
                               LLC (3)                                                 sq. ft.


8271 Commonwealth Avenue       M.E. Robinson &
Buena Park, CA 90621-2537      Lois Robinson         03/31/2010       $132,000         N/A                        No


2535 Ellis Street              Hart Enterprises                                        Approx. 2 acres;           Yes
Redding, California 96001                               Monthly       $ 33,600         building 6,200
                                                                                       sq. ft.

1041 S Pershing Ave            Raymond               03/14/2011       $ 51,000         Approx. .5 acres;          Yes
Stockton, CA   95206           Investment Corp                                         building 1,794
                                                                                       sq. ft.

9390 E Hiller Rd               Owned                        N/A            N/A         Approx. 74 acres           N/A
Phoenix, AZ  85232

9390 E Hiller Rd
Phoenix, AZ  85232             State of Arizona (5)    10/20/07       $  3,200         Approx. 80 acres           No

1 Net lease with payment of insurance, property taxes, and maintenance costs paid by the Company.

2 Net lease with payment of insurance, property taxes and maintenance costs, including structural repairs, paid by the Company.
3    Related party lease.
4    Renewal in process.
5    Own the mineral rights while the State of Arizona owns the surface rights.

--------------------------------------------------------------------------------


Our operating facilities as of July 31, 2007 were separated into 1) four "hub" outlets and five "sub-stores" and 2) one subsidiary with one location. In addition, we maintain our headquarters operation in Vancouver, Washington. The hub stores are the main distribution centers located in Auburn, Washington; Portland, Oregon; Sparks, Nevada; and Sacramento, California; and the sub-stores are the smaller facilities located in Marysville, Washington; Salem, Oregon; Stockton, and Redding, California. The subsidiary (Arizona Pacific Materials,
LLC) maintain a location in Florence, Arizona.

All of the leased and owned facilities used by us are believed to be adequate in all material respects for the needs of our current and anticipated business operations.


ITEM 3.  LEGAL PROCEEDINGS

We are involved in various legal proceedings which are incidental to the industry and for which certain matters are covered in whole or in part by insurance or, otherwise, we have recorded accruals for estimated settlements. Management believes that any liability which may result from these proceedings will not have a material adverse effect on our business, results of operations, and financial condition.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no matters submitted during the fourth quarter of the fiscal year covered by this report to a vote of security holders, through the solicitation of proxies or otherwise.

                                     PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our stock is traded on the OTC Bulletin Board under the symbol WPEC. The high and low closing prices for the Company's common stock for the years ended July 31, 2007 and July 31, 2006 were as follows:

                                                               High       Low
                                                               ----       ---
Fiscal 2007
-----------
1ST QUARTER - August 1, 2006 through October 31, 2006         $ 1.28    $  .60

2ND QUARTER - November 1, 2006 through January 31, 2007       $  .85    $  .45

3RD QUARTER - February 1, 2007 through April 30, 2007         $  .85    $  .53

4TH QUARTER - May 1, 2007 through July 31, 2007$    .51       $  .13

Fiscal 2006
-----------
1ST QUARTER - August 1, 2005 through October 31, 2005         $ 2.00    $ 1.70

2ND QUARTER - November 1, 2005 through January 31, 2006       $ 1.95    $ 1.55

3RD QUARTER - February 1, 2006 through April 30, 2006         $ 1.90    $ 1.30

4TH QUARTER - May 1, 2006 through July 31, 2006               $ 1.75    $ 1.15

The number of shareholders of record of the Company's Common Stock on July 31, 2007 was 466 and the number of beneficial holders of the Company's Common Stock is estimated by management to be approximately 800 holders.

     Dividend Policy
     ---------------

We have never paid cash dividends on our Common Stock and we do not anticipate that we will pay cash dividends or alter our dividend policy in the foreseeable future. The payment of dividends by the Company on its Common Stock will depend on our earnings and financial condition, and such other factors as our Board of Directors may consider relevant. We currently intend to retain our earnings to assist in financing the development of our business.

     Equity Compensation Plan Information
     ------------------------------------

------------------------------- ---------------------------------------- ---------------------------- ------------------------------
Plan category                   Number of Securities to be issued upon   Weighted -average exercise   Number of securities
                                exercise of outstanding options,         price of outstanding         remaining available for
                                warrants and rights                      options, warrants and        future issuance under equity
                                                                         rights                       compensation plans (excluding
                                                                                                      securities reflected in
                                                                                                      column (a))
------------------------------- ---------------------------------------- ---------------------------- ------------------------------
Equity compensation plans
approved by security holders                   1,880,000                            $.50                        5,100,000
------------------------------- ---------------------------------------- ---------------------------- ------------------------------
Equity compensation plans not
approved by security holders                      --                                 --                             --
------------------------------- ---------------------------------------- ---------------------------- ------------------------------

ITEM 6.  SELECTED FINANCIAL DATA

The following selected financial data have been derived from the audited financial statements of the Company. See notes to Consolidated Financial Statements in Part IV, Item 14(a)(1) for information concerning the effect of acquisitions completed by the Company during the periods reflected.

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED STATEMENT OF OPERATIONS DATA
(CONTINUING OPERATIONS)

                                                                    Fiscal Year Ended July 31,
                                                   2007          2006         2005          2004          2003
------------------------------------------------------------------------------------------------------------------
Net sales                                      $   96,824    $  102,166    $   82,040    $   78,639    $   71,813
Gross profit                                   $    9,292    $   10,863    $   10,833    $   10,595    $    9,838
    (% of sales)                                      9.6          10.6          13.2          13.4          13.7
Selling, general and administrative            $   10,182    $   10,250    $    8,720    $    7,891         7,916
    (% of sales)                                     10.5          10.0          10.6          10.0          11.0
Income (loss) before income taxes              $  (12,232)   $   (5,145)   $   (1,116)   $       90    $   (1,189)
    (% of sales)                                    (12.6)         (4.8)         --            --            --

Income (loss) from continuing
    operations                                 $  (13,792)   $   (5,201)   $      336    $      42     $   (1,236)

Basic earnings per share:
Net (loss) income per basic common
share - continuing operations                  $    (1.22)   $    (0.49)   $      0.3    $    (0.01)   $    (0.23)
                                               ==========    ==========    ==========    ==========    ==========

Net (loss) income per dilutive common
share - continuing operations                  $    (1.22)   $    (0.49)   $     0.02    $    (0.01)   $    (0.23)
                                               ==========    ==========    ==========    ==========    ==========

Shares used in basic earnings per
    share calculations                             11,313        10,632        10,141        10,130         5,336

Shares used in dilutive earnings per
    share calculations                             11,313        10,632        26,269        10,130         5,336


Working capital surplus (deficit)              $  (17,552)   $   10,570    $   15,769    $  (16,578)   $  (21,878)
Long-term debt (including capital leases
   and deferred lease income)                  $    2,485    $   16,611    $   25,437    $      902    $      880
Stockholders' equity (deficit)                 $   (7,657)   $    5,124    $    6,500    $      102    $   (1,811)
Total assets                                   $   46,054    $   64,603    $   71,637    $   55,024    $   54,466

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's Discussion and Analysis of Results of Operations and Liquidity and Capital Resources (MD&A) is designed to provide a reader of the financial statements with a narrative on our financial condition, results of operations, liquidity, critical accounting policies and the future impact of accounting standards that have been issued but not yet effective. Our MD&A is presented in six sections: Overview, Results of Operations, Liquidity and Capital Resources, Off-Balance Sheet Arrangements, New Accounting Pronouncements and General Economic Conditions. We believe it is useful to read our MD&A in conjunction with our annual report on Form 10-K for the fiscal year ended July 31, 2007 enclosed herein and with Forms 10-Q filed previously by the Company. Amounts are stated in `thousands of dollars' unless otherwise stated. Certain amounts in the 2006 and 2005 discussions have been reclassified to conform with the 2007 presentation which includes continuing and discontinued operations. These reclassifications had no impact on net income or cash flows as previously reported.

Section 27A of the Securities Act of 1933, as amended, and Section 21E if the Securities Act of 1934, as amended (Exchange Act), provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies. With the exception of historical information, the matters discussed in this Annual Report on Form 10-K are forward-looking statements and may be identified by the use of words such as "believe", "expect", "anticipate", plan, "estimate", "intend" and "potential". The following discussion and analysis should be read in conjunction with the Condensed Consolidated Financial Statements and Notes thereto appearing elsewhere in this Form 10-K. Information included herein relating to projected growth and future results and events constitutes forward-looking statements.

Actual results in future periods may differ materially from the forward-looking statements due to a number of risks and uncertainties, including but not limited to fluctuations in the construction, agricultural, and industrial sectors; the success of our restructuring and cost reduction plans; the success of our equipment rental business; rental industry conditions and competitors; competitive pricing; our relationship with its suppliers; relations with our employees; our ability to manage its operating costs; the continued availability of financing; our ability to refinance/restructure its existing debt; governmental regulations and environmental matters; risks associated with regional, national, and world economies; and consummation of the merger and asset purchase transactions. Any forward-looking statements should be considered in light of these factors.

OVERVIEW

Western Power & Equipment Corp., a Delaware corporation, (the "Company", "us", "we" or "our"), is engaged in the sale, rental, and servicing of light, medium-sized, and heavy construction, agricultural, and industrial equipment, parts, and related products which are manufactured by Case Corporation ("Case") and certain other manufacturers. We also operate a mining company in Arizona. We believe, based upon the number of locations owned and operated, that we are one of the largest independent dealers of Case construction equipment in the United States. Products sold, rented, and serviced include backhoes, excavators, crawler dozers, skid steer loaders, forklifts, compactors, street sweepers, sewer vacuums, and mobile highway signs.

We maintain two distinct segments, which include Western Power & Equipment Corp., an equipment dealership and Arizona Pacific Materials, LLC, a mining operation.

We operate out of facilities located in the states of Washington, Oregon, Nevada, and California for our equipment dealership. Our revenue sources are generated from equipment (new and used) sales, parts sales, equipment service, and equipment rental. The equipment is distributed to contractors, governmental agencies, and other customers, primarily for use in the construction of residential and commercial buildings, roads, levees, dams, underground power projects, forestry projects, municipal construction, and other projects. Our mining facility is located in the Phoenix, Arizona, area.

Certain matters discussed herein contain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected.

Due to the seasonal nature of our business, interim results are not necessarily indicative of results for the entire year. Our revenue and earnings are typically greater in the first and fourth quarters of the year, which include early spring through late fall seasons.

Our strategy had focused on acquiring additional existing distributorships and rental operations, opening new locations as market conditions warrant, and increasing sales at our existing locations. In such connection, we had sought to operate additional Case or other equipment retail distributorships, and sell, lease, and service additional lines of construction equipment and related products not manufactured by Case. For the past few years, we have concentrated on consolidating or closing certain of our stores to improve operating efficiency and profitability.

Arizona Pacific Materials, LLC, a wholly owned subsidiary purchased in September 2004, operates a surface mine producing cinder and basalt aggregate to supply material for block manufactures, concrete and asphalt suppliers and landscape contractors, in the Phoenix, Arizona building/construction market.

We have focused on developing the mining operation over the past year to primarily provide basalt in the Phoenix area housing development construction market. Over the past few years there has been significant levels of construction activity in the Phoenix area, especially in Pinal County where the mining operation is located. Although the level of construction starts in the Phoenix area has slowed in the last year, the area is still listed in the top 5 growth areas in the United States. Close proximity to the construction sites provides basalt and cinder to the contractors at a lower cost, as freight costs are minimized.

RESULTS OF OPERATIONS

CONSOLIDATED RESULTS

FISCAL YEAR 2007, AS COMPARED WITH FISCAL YEAR 2006

The following table presents audited selected financial data for our consolidated business activities (in thousands of dollars):

--------------------------------------- ------------------- ------------------- -------------
                                         Fiscal Year Ended   Fiscal Year Ended     Increase
Consolidated (in 000's)                    July 31, 2007       July 31, 2006      (Decrease)
--------------------------------------- ------------------- ------------------- -------------
Revenue from continuing operations           $  96,824           $ 102,166         $ (5,342)
--------------------------------------- ------------------- ------------------- -------------
Gross profit from continuing operations      $   9,292           $  10,863         $ (1,571)
--------------------------------------- ------------------- ------------------- -------------
SG&A from continuing operations              $  10,182           $  10,250         $    (68)
--------------------------------------- ------------------- ------------------- -------------
(Loss) income from operations                $    (890)          $     613         $ (1,503)
--------------------------------------- ------------------- ------------------- -------------
Loss from continuing operations              $ (13,792)          $  (5,201)        $ (8,591)
--------------------------------------- ------------------- ------------------- -------------

EBITDA (1)                                   $   3,444           $   7,727         $ (4,283)
--------------------------------------- ------------------- ------------------- -------------

(1) EBITDA (earnings before interest, taxes, depreciation and amortization) is calculated as net income (loss) plus interest, taxes, depreciation and amortization.

REVENUES

Revenues from continuing operations for the fiscal year 2007 decreased by $5,342 or 5.2% from that of fiscal year 2006. Equipment sales decreased by $7,955 or 10.9%. Most all of our branch locations experienced decreases this year, most significantly our Sparks, Nevada location which had a decline of $3,388. Sparks had an unusually high level of sales in fiscal year 2006 and faced a dramatic decline in the residential market in fiscal year 2007, which was not offset by increased commercial development, as normally the case. With the decline in equipment sales we experienced a slight increase in our rental revenues, $5,570 for fiscal year 2007 compared to $5,381 for fiscal year 2006. The construction industry is affected by many economic conditions of which interest rates have a significant impact. We anticipate interest rates to rise and therefore, continue to analyze the need to increase our rental fleet to provide additional product, as customers alter their "buy versus rent" decisions. Parts and service sales increased to $23,412 in fiscal year 2007 from $22,153 in fiscal year 2006. Mining sales for fiscal year 2007 increased by $1,165 or 78.8% over fiscal year 2006. The increase is a result of continued high level of construction activity in the Phoenix area and for which APM now is participating at a higher level. Based upon a 2004 third party expert survey, our Phoenix location had approximately 39,000,000 tons of proven reserves and an additional 38,000,000 tons of indicated reserves of high-grade basalt available to be processed. We acquired more processing equipment during fiscal year 2007, which enabled us to increase our production capacity to process the available reserves. We anticipate that current demand for our mining products, related to the high level of construction activity in the Phoenix area, will continue and allow us to sell as much as we can produce.

GROSS MARGIN

Our gross profit margin from continuing operations of 9.6% for fiscal 2007 was lower than the gross profit margin for the prior year's of 10.6%. This decrease is related to the impact of several auction sales that occurred in fiscal year 2007 in an effort to generate cash flow to meet debt service costs. Margins were lower in an effort to stimulate sales particularly in our Sparks, Nevada location, which exhibited a significant decline in the residential market. Increased sales volumes from our subsidiary, Arizona Pacific Materials (APM), have also helped offset more of the fixed costs of production and contributed to overall gross margin. With the anticipated increases in production capacity generated by new processing equipment, we expect larger contributions to gross margin by APM in the future.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

For fiscal 2007, SG&A expenses from continuing operations as a percentage of revenues from continuing operations were 10.5% compared to 10.0% for fiscal 2006. The slight increase in SG&A is a result of a lower level of sales as we sell our discontinued operations. Fixed costs associated with operations do not diminish at the same rate as the decrease in sales with these discontinued operations. Support expenses are higher in the area of legal and consulting expenses as we continue to raise debt and equity capital for future operations. The increase from the prior year's comparative period also reflects the impact higher production related support expenses, especially in repair, depreciation and equipment rental expenses related to the increased business activities at our mining subsidiary.

INCOME FROM  OPERATIONS

Income from operations for the fiscal 2007 decreased by $1,503 compared to fiscal 2006. As sales levels for the equipment dealership lower, fixed operational expenses have a higher impact on income from operations. Management continues to investigate areas where expenses can be decreased without affecting future growth. The Company is currently attempting to find alternative financing, which will provide better payment relationships with our vendors and improve availability of products for our customers. The acquisition of additional processing equipment at APM, we believe, will substantially increase our production capacity in the future. We anticipate that current demand for our mining products, related to the high level of construction activity in the Phoenix area, will allow us to sell as much as we can produce and contribute to overall income from operations on a consolidated basis. We have and will continue to monitor our SG&A expenses to maximize the near future benefit of the changing economic conditions in the equipment and mining markets.

INTEREST EXPENSE

Interest expense for fiscal 2007 of $6,127 was up from $5,633 in fiscal 2006. In June 2005, the Company closed a new $32 million senior credit facility with several institutional lenders. The facility is comprised of $30 million of convertible debt (convertible into common shares of the Company at $2.00 per share) payable over the next five years and a $2 million six month bridge loan, both at a variable interest rate of LIBOR plus 6%. The lenders were also granted warrants to purchase approximately 8.5 million common shares of the Company at $1.75 per share. The value of these warrants is $3,031 and is treated as debt discount to be amortized over the life of the related debt. The lenders also have the option to lend an additional $7.5 million to the Company (within 18 months of the date of the original debt) under the same terms as the existing five year convertible debt. The value of these warrants is $441 and is also treated as debt discount to be amortized over 18 months. In February 2006, the conversion price of the convertible debt was amended from $2.00 per common share to $1.75 per common share. The incremental fair value of this amendment is $680 and is treated as additional debt discount to be amortized over the remaining life of the related debt.

Included in interest expense is $1,806 of debt discount (related to warrants issued with the convertible debt and with an accelerated amortization due to the default waiver) compared to $1,003 in fiscal year 2006. There was also $540 in debt issuance costs amortized during the twelve months ending July 31, 2007 compared to $429 for the same period ending July 31, 2006.

NET INCOME/LOSS

We had a net loss from continuing operations for fiscal 2006 of $13,792 compared with a net loss of $5,201 for fiscal 2006. The change is primarily related to additional interest costs, convertible debt penalties, as well as the warrant and debt issuance costs as discussed above. In addition, our mining operations continued to require substantial funds to operate.

In January 2007, the Company was in technical default of the convertible debt agreement because of a late payment, which, under the terms of the agreement, would result in a penalty of 20% of the loan balance at the time of the default. The Company has recorded an expense of $3,866 in the second quarter of 2007 for this penalty. The Company entered into a waiver agreement in April 2007 with the convertible debt holders whereby 50% of the penalty was paid in cash and the remaining 50% of the penalty satisfied by a transfer of a 10% ownership interest (valued at $1,933) in the Company's subsidiary, Arizona Pacific Materials, LLC in lieu of a cash settlement.

As of July 2007, the Company was in technical default of the terms of the April default waiver, as the Company did not make all of the required principal payment due June 2007. The Company negotiated a waiver of that default in exchange for a transfer of an additional 5% ownership interest (valued at $250) in the Company's subsidiary, Arizona Pacific Materials, LLC. A revised payment due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the full loan payment on October 15, 2007 and continues to be in default with the debt agreement. The Company has recorded an expense of $3,200 (representing a 20% default penalty) in the fourth quarter of 2007.

As a result of the above defaults, the Company recorded total convertible debt penalties of $5,383. In addition, for the quarter ended October 31, 2007, the Company will record as a charge $1,731 for deferred debt issuance costs as a result of the above debt defaults.

DISCONTINUED OPERATIONS

The following table presents selected financial data for the discontinued operations of our business (in thousands of dollars):

------------------------------------------ ----------------- -------------------
                                           Fiscal Year Ended  Fiscal Year Ended
                                             July 31, 2007      July 31, 2006
------------------------------------------ ----------------- -------------------
Revenue from discontinued operations           $ 25,405            $ 28,888
------------------------------------------ ----------------- -------------------
Gross Profit from discontinued operations      $  1,345            $  2,592
------------------------------------------ ----------------- -------------------
SG&A from discontinued operations              $  1,024            $  1,609
------------------------------------------ ----------------- -------------------
Income from discontinued operations            $    321            $    983
------------------------------------------ ----------------- -------------------
Gain on sale of discontinued operations        $    690            $    251
------------------------------------------ ----------------- -------------------

We classify closed or sold branch locations in discontinued operations when the operations and cash flows of the location have been eliminated from ongoing operations and when we will not have any significant continuing involvement in the operation of the branch after disposal. To determine if cash flows had been or would be eliminated from ongoing operations, we evaluate a number of qualitative and quantitative factors, including, but not limited to, proximity to remaining open branch locations and estimates of sales migration from the closed or sold branch to any branch locations remaining open. The estimated sales migration is primarily based on our continued level of involvement as a Case dealer once the branch location is sold or closed and whether there is continued active solicitation of sales in that market. For purposes of reporting the operations of branch locations meeting the criteria of discontinued operations, we report net revenue, gross profit and related selling, general and administrative expenses that are specifically identifiable to those branch locations as discontinued operations. Certain corporate level charges, such as general office expenses and interest expense are not allocated to discontinued operations because we believe that these expenses are not specific to the branch location's operations.

Our strategy had focused on acquiring additional existing distributorships and rental operations, opening new locations as market conditions warrant, and increasing sales at its existing locations. In such connection, we had sought to operate additional Case or other equipment retail distributorships, and sell, lease, and service additional lines of construction equipment and related products not manufactured by Case. For the past few years, we have concentrated on consolidating or closing certain of our store locations to improve operating efficiency and profitability. The locations that have been sold or closed in the past few years represent locations that we believe were more difficult markets to maintain in comparison to other locations within our organization. We believe that focusing our efforts and capital resources on more profitable locations will result in overall long-term benefits to the Company.

In May of 2007 we sold our Anchorage and Fairbanks locations for $12,158, including $11,409 for inventory and $230 for fixed assets. This resulted in a gain on sale of assets of $690.

FISCAL YEAR 2006, AS COMPARED WITH FISCAL YEAR 2005

------------------------------------------ ----------------------- --------------------- -----------------
                                             Fiscal Year Ended       Fiscal Year Ended     Increase Ended
Consolidated (in 000's)                        July 31, 2006           July 31, 2005         (Decrease)
------------------------------------------ ----------------------- --------------------- -----------------
Revenue from continuing operations               $ 102,166                $  82,040           $  20,126
------------------------------------------ ----------------------- --------------------- -----------------
Gross profit from continuing operations          $  10,863                $  10,833           $      30
------------------------------------------ ----------------------- --------------------- -----------------
SG&A from continuing operations                  $  10,250                $   8,720           $   1,530
------------------------------------------ ----------------------- --------------------- -----------------
Income (loss) from operations                    $     613                $   2,113           $  (1,500)
------------------------------------------ ----------------------- --------------------- -----------------
Income (loss) from continuing operations         $  (5,201)               $     336           $  (5,537)
------------------------------------------ ----------------------- --------------------- -----------------
EBITDA (1)                                       $   7,727                $   9,357           $  (1,630)
------------------------------------------ ----------------------- --------------------- -----------------

(1) EBITDA (earnings before interest, taxes, depreciation and amortization) is calculated as net income (loss) plus interest, taxes, depreciation and amortization.

REVENUES

Revenues from continuing operations for the fiscal 2006 increased by $20,126 or 24.5% over that of fiscal 2005. Significant increases occurred in all of our stores except for our smallest location in California. These increases were driven primarily by equipment sales with very low margins in an effort to reduce inventory for debt service and to take advantage of demand to sell aged inventory, again to generate cash flow. The construction industry is affected by many economic conditions of which interest rates have a significant impact. We anticipate interest rates to rise and therefore will continue to analyze the need to increase our rental fleet to provide additional product, as customers alter their "buy versus rent" decisions.

During fiscal year 2005, we purchased Arizona Pacific Materials, LLC, a mining operation processing basalt and cinder aggregate in the Phoenix, Arizona. We anticipate the mining revenues to grow with the high level of construction activity in the Phoenix area. We have acquired more processing equipment, which we believe will substantially increase our production capacity in the future. We anticipate that current demand for our mining products will allow us to sell as much as we can produce.

GROSS MARGIN

Our gross profit margin from continuing operations of 10.6% for fiscal 2006 was lower than the prior year's of 13.2%. The decrease in 2006, is due to changes in sales mix, particularly in equipment sales, which carried low margins to generate cash flow and to sell aged equipment inventory. Fiscal 2006 was also a year in which the Company acquired large amounts of production equipment for our subsidiary, Arizona Pacific Materials, LLC, a mining operation in the Phoenix, Arizona area. We anticipate production levels to increase in future years at Arizona Pacific Materials (APM), which should help offset more of the fixed costs of production and contribute to overall gross margin. The Company continues to focus its sales efforts on specialty and niche lines and to obtain alternate financing to enhance our cash flow requirements to maintain products for our customers.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

For fiscal 2006, SG&A expenses from continuing operations as a percentage of revenues from continuing operations was 10.0% compared to 10.6% for fiscal 2005. The increase in SG&A expenses of $1,530 is associated with the first year start up expenses related to our subsidiary, Arizona Pacific Materials, LLC and its two locations in Arizona. Selling, general and administrative costs for the Arizona subsidiary were $1,908 for the year ended July 31, 2006. The Company was able to decrease some of the expenses associated with our equipment dealership.

INCOME FROM OPERATIONS

Income from operations for fiscal 2006 decreased by $1,500 compared to fiscal year 2005. Increased SG&A expenses (particularly at APM) have contributed to the impact to income from operations. We have and will continue to monitor our SG&A expenses to maximize the near future benefit of the current strong economic conditions in the equipment and mining markets.

INTEREST EXPENSE

Interest expense for fiscal 2006 of $5,633 was up from $3,146 in fiscal 2005. This increase from the prior year's comparative period is the result of an approximate 2% higher interest rate over that of the prior fiscal year. The Company had an inventory floor plan and operating line of credit facility through GE Commercial Distribution Finance ("GE"), fka Deutsche Financial Services, which was paid off in June 2005. Management had used this facility to allow the Company to take greater discounts and to lower overall interest expense and to provide operating capital liquidity. In June 2005, the Company closed a new $32 million senior credit facility with several institutional lenders. The facility is comprised of $30 million of convertible debt (convertible into common shares of the Company at $2.00 per share) payable over the next five years and a $2 million six month bridge loan, both at a variable interest rate of LIBOR plus 6%. A portion of the proceeds from the convertible debt was used to pay off the credit line with GE. The lenders were also granted warrants to purchase approximately 8.5 million common shares of the Company at $1.75 per share. The value of these warrants is $3,031,000 and is treated as debt discount to be amortized over the life of the related debt. The lenders also have the right to lend an additional $7.5 million to the Company (within 18 months of the date of the original debt) under the same terms as the existing five year convertible debt and would receive an additional 1,312,500 warrants. The value of these warrants is $441 and is also treated as debt discount to be amortized over 18 months. Included in interest expense for fiscal 2006 is $1,003 of amortized debt discount related to the issuance of warrants. Also included in the interest expense was the amortization of debt issuance costs related to the convertible debt issuance of $433 as compared to $90 in fiscal year 2005.

NET INCOME/LOSS

We had a net loss from continuing operations for fiscal 2006 of $5,201 compared with a net income from continuing operations of $336 for fiscal 2005. The change is primarily related to additional interest costs, warrant and debt issuance costs as discussed above. There was also an income tax benefit related to the reduction of $1,500 in a valuation allowance in our deferred taxes in fiscal year 2005 that did not occur in fiscal year 2006.

DISCONTINUED OPERATIONS

The following table presents selected financial data for the discontinued operations of our business (in thousands of dollars):

----------------------------------------- ------------------- ------------------
                                           Fiscal Year Ended   Fiscal Year Ended
                                             July 31, 2006       July 31, 2005
----------------------------------------- ------------------- ------------------
Revenue from discontinued operations            $28,888            $35,182
----------------------------------------- ------------------- ------------------
Gross Profit from discontinued operations       $ 2,592            $ 3,326
----------------------------------------- ------------------- ------------------
SG&A from discontinued operations               $ 1,609            $ 1,449
----------------------------------------- ------------------- ------------------
Income from discontinued operations             $   983            $ 1,877
----------------------------------------- ------------------- ------------------
Gain on sale of discontinued operations         $   251            $   277
----------------------------------------- ------------------- ------------------

We classify closed or sold branch locations in discontinued operations when the operations and cash flows of the location have been eliminated from ongoing operations and when we will not have any significant continuing involvement in the operation of the branch after disposal. To determine if cash flows had been or would be eliminated from ongoing operations, we evaluate a number of qualitative and quantitative factors, including, but not limited to, proximity to remaining open branch locations and estimates of sales migration from the closed or sold branch to any branch locations remaining open. The estimated sales migration is primarily based on our continued level of involvement as a Case dealer once the branch location is sold or closed and whether there is continued active solicitation of sales in that market. For purposes of reporting the operations of branch locations meeting the criteria of discontinued operations, we report net revenue, gross profit and related selling, general and administrative expenses that are specifically identifiable to those branch locations as discontinued operations. Certain corporate level charges, such as general office expenses and interest expense are not allocated to discontinued operations because we believe that these expenses are not specific to the branch location's operations.

Our strategy had focused on acquiring additional existing distributorships and rental operations, opening new locations as market conditions warrant, and increasing sales at our existing locations. In such connection, we had sought to operate additional Case or other equipment retail distributorships, and sell, lease, and service additional lines of construction equipment and related products not manufactured by Case. For the past few years, we have concentrated on consolidating or closing certain of our store locations to improve operating efficiency and profitability. The locations that have been sold or closed in the past few years represent locations that we believe were more difficult markets to maintain in comparison to other locations within our organization. We believe that focusing our efforts and capital resources on more profitable locations will result in overall long-term benefits to the Company.

In March of 2006 we sold our Spokane and Clarkston locations for $2,871, including $2,462 for inventory and $401 for fixed assets. This resulted in a gain on sale of assets of $251.

LIQUIDITY AND CAPITAL RESOURCES

Our primary need for liquidity and capital resources are related to our acquisition of inventory for sale and our rental fleet. Our primary source of internal liquidity has been from our operations. As more fully described below, our primary sources of external liquidity are equipment inventory floor plan financing arrangements provided to us by the manufacturers of the products we sell as well as the credit facility more fully described below.

Under inventory floor planning arrangements the manufacturers of products sold by us provide interest free credit terms on new equipment purchases for periods ranging from one to twelve months, after which interest commences to accrue monthly at rates ranging from zero to two percent over the prime rate of interest. Principal payments are typically made under these agreements at scheduled intervals and/or as the equipment is rented, with the balance due at the earlier of a specified date or upon sale of the equipment. At July 31, 2007, we were indebted under manufacturer provided floor plan arrangements in the aggregate amount of $ 20,521.

We had an inventory floor plan and operating line of credit with GE which expired on December 31, 2001. The line of credit agreement had not been renewed and the Company was operating under the agreement on a month to month basis. This credit facility was paid in full in June 2005.

In June 2005 the Company closed a new $32 million senior credit facility with several institutional lenders. The facility is comprised of $30 million of convertible debt (convertible into common shares of the Company at $2.00 per share) payable over the next five years and a $2 million six month bridge loan, both at a variable interest rate of LIBOR plus 6%. The lenders were also granted warrants to purchase approximately 8.5 million common shares of the Company at $1.75 per share. The value of these warrants is $3,031and is treated as debt discount to be amortized over the life of the related debt. The lenders also have the option to lend an additional $7.5 million to the Company (within 18 months of the date of the original debt) under the same terms as the existing five year convertible debt. The value of these warrants is $441 and is also treated as debt discount to be amortized over 18 months. In February 2006, the conversion price of the convertible debt was amended from $2.00 per common share to $1.75 per common share. The incremental fair value of this amendment is $680 and was recorded as additional debt discount to be amortized over the remaining life of the related debt.

We used $23.0 million of the loan proceeds to repay and terminate a credit facility and forbearance agreement with GE Commercial Distribution Finance Corporation and $2.5 million to pay off the purchase note of Arizona Pacific Materials. The remainder of the proceeds was used to support our near term needs for working capital, general capital expenditures, including sufficient working capital to initiate the build out of the Phoenix mining facilities, and other corporate requirements.

In January 2007, the Company was in technical default of the convertible debt agreement because of a late payment, which, under the terms of the agreement, would result in a penalty of 20% of the loan balance at the time of the default. The Company has recorded an expense of $3,866 in the second quarter of 2007 for this penalty. The Company entered into a waiver agreement with the convertible debt holders whereby 50% of the penalty was paid in cash and the remaining 50% of the penalty satisfied by a transfer of a 10% ownership interest (valued at $1,933) in the Company's subsidiary, Arizona Pacific Materials, LLC in lieu of a cash settlement.

In July 2007, the Company was in technical default of the terms of the April default waiver, as the Company did not make all of the required principal payment due June 30, 2007. The Company negotiated a waiver of that default in exchange for a transfer of an additional 5% ownership interest (valued at $250) in the Company's subsidiary, Arizona Pacific Materials, LLC. A revised payment due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the required full loan repayment on October 15, 2007 and continues to be in default with the debt agreement. The Company has recorded an expense of $3,200 (representing a 20% default penalty) in the fourth quarter of 2007 for this penalty.

As a result of the above defaults, the Company recorded a total convertible debt penalty of $5,383.

With the technical default, the convertible debt becomes due immediately due. Management is currently in discussions with the debt holders and is seeking to refinance the debt but there is no assurance it will succeed in these efforts.

GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Given the Company's weak financial condition and continued technical default of its debt obligations, there can be no assurance the Company will have the necessary funds to operate.

Management is currently in discussions to refinance the debt but there is no assurance it will succeed in these efforts. If management is not successful in negotiating a settlement with the debt holders or in obtaining alternative financing, the Company may have to sell off certain assets or the Company's operations may not be able to continue. The previously described conditions raise substantial doubt about the Company's ability to continue as a going concern.

CASH FLOWS FROM OPERATING ACTIVITIES

For the year ended July 31, 2007 we had positive cash flows from operating activities from operations of $10,258. Our cash flow from operating activities from operations consisted primarily of a reduction inventory of $6,821, a decrease of accounts receivable of $4,069, depreciation of $5,088, a decrease in accounts payable of $1,788, an increase in the valuation allowance for deferred taxes of $1,500, a technical default penalty related to the convertible debt of $5,383 and the amortization of debt issuance costs and debt discount of $2,581. The decrease in inventories was a result of the sale of our Alaska operations in May of 2007. We also continue to analyze our inventory levels and projected equipment and parts future sales to minimize our investment in inventory and maximize our ability to support future sales with consideration given to manufacture delivery lead times. We also continue to analyze each branch location and its market to assess the past and future contribution each location has and will make to the overall profitability of the Company.

CASH FLOW FROM INVESTING ACTIVITIES

Purchases of fixed assets during the period were related mainly to the ongoing replacement of aged operating assets and production equipment for our mining operation in Phoenix, Arizona. Rental equipment was also purchased to replace older and/or under-utilized rental fleet sold during the period. Over the past few years, we have focused less on our rental fleet inventory levels (allowing inventory levels to decline), as equipment sales levels have been strong. As interest rates rise, we will continue to analyze the need to rebuild our rental fleet as customer "buy versus rent" decisions change with economic conditions. We are currently reorganizing our rental fleet to obtain the best utilization of fleet inventory, using inventory to augment purchases of rental equipment to begin re-building the fleet.

CASH FLOW FROM FINANCING ACTIVITIES

We paid down our floor plan financing by $2,105 during the year ending July 31, 2007 (which included $5,620 related to the sale of our Anchorage and Fairbanks, Alaska locations net of additional purchases of $3,515), made payments of $8,968 on the convertible debt and $1,248 on other long term borrowings. We also borrowed $1,443 under long-term notes payable. The notes payable are at lower and fixed interest rates, which assist in our efforts to find less expensive capital for operations. We continue to analyze liquidity and our ability to maintain a balance between inventory levels and capital resources available for inventory and varying levels of sales. The need for future capital resources relates primarily to our obligation to make monthly payments on our convertible debt. We are actively exploring avenues that will generate longer-term capital sources, including the generation of equity capital. We also continue to analyze each branch location and its market to assess the demand each location places on our financing activities and the contribution each location will make to the overall profitability of the Company as a result of these financing needs.

OTHER

As of July 31, 2007, the Company had outstanding convertible instruments, options and warrants convertible into 25,174,343 shares of common stock, which would be dilutive to earnings per share.

Our obligations (including related interest amounts) as of July 31, 2007 and the period in which they are scheduled to become due are set forth in the following table:

                                              Due in Less       Due in          Due in               Due
Obligation                       Total        Than 1 Year    in 1-3 Years    in 4-5 Years    after 5 Years
----------------             ------------    ------------    ------------    ------------    -------------
Long Term Debt               $  2,780,145    $    994,305    $  1,353,980    $    422,224    $      9,636

Related Party Debt                529,333         264,475         264,858             --              --

Convertible Debt               20,673,085      20,673,085             --              --              --

Capital Lease Obligation        1,114,277         135,233         270,196         268,848         440,000

Employment Contract
  Obligations                   1,165,148       1,165,148             --              --              --

Operating Leases                5,292,436       1,165,433       2,044,383       1,024,620       1,058,000

Purchase Commitments            6,909,754       6,909,754
                             ------------    ------------    ------------    ------------    ------------

Total Cash Obligations       $ 38,464,178    $ 31,307,433    $  3,933,417    $  1,715,692    $  1,507,636
                             ============    ============    ============    ============    ============

As of July 31, 2007, our obligations included approximately $ 402,000 in various state sales taxes compared to $ 451,000 as of July 31, 2006.

RISK FACTORS

INVENTORY

Controlling inventory is a key ingredient to the success of an equipment distributor because the equipment industry is characterized by long order cycles, high ticket prices, and the related exposure to "flooring" interest. Our interest expense may increase if inventory is too high or interest rates rise. We manage our inventory through company-wide information and inventory sharing systems wherein all locations have access our entire inventory. In addition, we closely monitor inventory turnover by product categories and places equipment orders based upon targeted turn ratios.

INFLATION

All of the products and services provided by us are capital equipment, included in capital equipment, or raw materials which are used in the construction and industrial sectors. Accordingly, our sales are affected by inflation or increased interest rates which tend to hold down new construction, and consequently adversely affect demand for the construction and industrial equipment sold and rented by us. In addition, although agricultural equipment sales are less than 2% of the our total revenues, factors adversely affecting the farming and commodity markets also can adversely affect our agricultural equipment related business.

ECONOMIC CONDITIONS

Our business can also be affected by general economic conditions in our geographic markets, as well as general national and global economic conditions that affect the construction and industrial sectors. An erosion in North American and/or other countries' economies could adversely affect our business. Market specific factors could also adversely affect one or more of our target markets and/or products.

SEASONALITY; FLUCTUATIONS IN RESULTS

Historically, sales of our products have varied substantially from quarter to quarter due to the seasonality of the construction business. We attempt to accurately forecast orders for our products and commence purchasing prior to the receipt of such orders. However, it is highly unlikely that we will consistently accurately forecast the timing and rate of orders. This aspect of our business makes our planning inexact and, in turn, affects our shipments, costs, inventories, operating results and cash flows for any given quarter. In addition, our quarterly operating results are affected by competitive pricing, announcements regarding new product developments and cyclical conditions in the industry. Accordingly, we may experience wide quarterly fluctuations in our operating performance and profitability, which may adversely affect our stock price even if our year-to-year performance is more stable, which it also may not be. In addition, many of our products require significant manufacturing lead-time, making it difficult to order products on short notice. If we are unable to satisfy unexpected customer orders, our business and customer relationships could suffer and result in the loss of future business.

INVENTORY LEAD-TIMES; POTENTIAL WRITE-DOWNS

To be competitive in certain of our markets, particularly markets for products with long lead time, we may be required to build up inventories of certain products in anticipation of future orders. There can be no assurance that we will not experience problems of obsolete, excess, or slow-moving inventory if we are not able to properly balance inventories against the prospect of future orders, and our operations may, therefore, be adversely affected by inventory write-downs from time to time. In periods of general economic slowdown or slowdowns in the construction sector we could be especially affected by such problems.

WRITE-DOWNS OF GOODWILL AND INTANGIBLES

Goodwill and other intangible assets are reviewed for impairment whenever an event or change in circumstances indicates that the carrying amount may not be recoverable. If the carrying value of our intangible assets exceeds the expected undiscounted future cash flows, a loss is recognized to the extent the carrying amount of assets exceeds their fair values.

COMPETITION

Many of our existing and potential competitors have substantially greater marketing, financial, and service resources than we have. In addition, some of our competitors have broader product offerings, placing us at a disadvantage to some of our competitors. In addition, we believe that some of our competitors have obtained and maintained business that loses money - "loss leading" - in order to maintain a competitive advantage with regard to specific customers or products. If our competitors were to use such tactics in the future, we would be unable to maintain our market position without incurring a negative impact on our profitability.

CYCLICALITY OF INDUSTRY

The construction equipment industry is always very competitive. Advances in technology may reduce the cost for current or potential competitors to gain market share, particularly for lower priced products. We cannot guarantee that sales of our products will continue at current volumes or prices in any event, but especially if our current competitors or new market entrants introduce new products with better features, better performance, or lower prices or having other characteristics that are more attractive than our own. Competitive pressures or other factors also may result in significant price competition that could have a material adverse effect on our results of operations.

DEPENDENCE UPON THIRD-PARTY MANUFACTURERS

All of our products related to the equipment industry are supplied by third parties. From time to time, we experience delays and disruptions in our supply chain. To date, these delays and disruptions have not materially adversely affected our business, but they could do so in the future. Wherever possible, we try to assure ourselves of adequate inventory supply, but we do not always succeed. To the extent that we experience significant supply or quality control problems with our vendors, these problems can have a significant adverse effect on our ability to meet future delivery commitments to our customers.

Currently, Case Corporation provides approximately 51% of our products. Case dealer contracts are non-exclusive and terminable by either party upon minimum notice. There can be no assurances that Case will continue to supply the Company with products or continue their relationship with us. If we are unable to obtain Case products or to continue our relationship with Case, we will likely experience reductions in product and service sales and increased expenses. Our operations will be negatively affected if we experience inadequate supplies of any key products.

RECENT ACCOUNTING STANDARDS

The following pronouncement has been issued by the FASB.

     In March 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 156, "Accounting for Servicing of Financial Assets" ("SFAS 156"), which amends SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," with respect to the accounting for separately recognized servicing assets and servicing liabilities. SFAS 156 permits the choice of the amortization method or the fair value measurement method, with changes in fair value recorded in income, for the subsequent measurement for each class of separately recognized servicing assets and servicing liabilities. The statement is effective for years beginning after September 15, 2006, with earlier adoption permitted. The Company does not expect SFAS 156 to have a material impact on the Company's financial position or results of operations.

     In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. FIN 48 prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. FIN 48 shall be effective for fiscal years beginning after December 15, 2006. Earlier adoption is permitted as of the beginning of an enterprise's fiscal year, provided the enterprise has not yet issued financial statements, including financial statements for any interim period for that fiscal year. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. The Company does not expect SFAS 156 to have a material impact on the Company's financial position or results of operations.

     In September 2006, the FASB issued SFAS No. 157, "Accounting for Fair Value Measurements". SFAS No. 157 defines fair value, and establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for the Company for financial statements issued subsequent to November 15, 2007. The Company does not expect the new standard to have any material impact on the financial position and results of operations.

     In September 2006, the FASB issued SFAS No. 158, " Employees' Accounting fro Defined Benefit Pension and Other Postretirement Plans" ("SFAS 158"). SFAS 158 requires an employer to recognize the over-funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. SFAS also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. SFAS 158 is effective for the Company for financial statements issued subsequent to December 15, 2006. The adoption of this pronouncement did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

     In September 2006, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108 ("SAB 108"), which provides interpretive guidance on how effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 becomes effective in fiscal year 2007. The adoption of SAB 108 is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

     In December 2006, the FASB approved FASB Staff Position ("FSP") No. EITF 00-19-2, "Accounting for Registration Arrangements" ("FSP EITF 00-19-2"), which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, "Accounting for Contingencies". FSP EITF 00-19-2 also requires additional disclosure regarding the nature of any registration payment arrangements, alternative settlement methods, the maximum potential amount of consideration and the current carrying amount of the liability, if any. The guidance in FSP EITF 00-19-2 amends FASB Statements No. 133, " Accounting for Derivative Instruments and Hedging Activities", and No. 150, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", to include scope exceptions for registration payment arrangement.

     FSP EITF 00-19-2 is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to the issuance date (December 21, 2006) of this FSP, or for financial statements issued for fiscal years beginning after December 15, 2006, and interim periods within those fiscal years, for registration payment arrangements entered into prior to the issuance date of this FSP. The adoption of this pronouncement is not expected to have an impact on the Company's consolidated financial position, results of operations or cash flows.

     In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"). SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both the complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted accounting principals have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility be enabling companies to report assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.

     SFAS 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157 and SFAS No. 107, "Disclosures about Fair Value of Financial Instruments". SFAS 159 is effective for the Company as of the beginning of fiscal year 2009. The Company has not yet determined the impact SFAS 159 may have on its consolidated financial position, results of operations or cash flows.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

Our significant accounting policies are described in Note 1 to the financial statements. Our financial statements and accompanying notes are prepared in accordance with U.S. GAAP. Preparing financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. These estimates and assumptions are affected by management's application of accounting policies.

The estimates for inventory obsolescence reserves are developed to provide for allowances in recognition of decreasing market prices for aged equipment inventory using inventory aging reports for new and used equipment, combined with available market prices for comparable equipment, historical and forecasted sales information. As trends in these variables change, the percentages applied to the inventory aging categories are updated.

The Company recognizes deferred tax assets and liabilities based upon differences between the financial reporting and tax bases of the assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. The Company provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Also in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Long-Lived Assets to be Disposed Of" estimates related to the impairment in the value of the long-lived assets are reviewed at each balance sheet date. The amount of any such impairment is determined by comparing anticipated undiscounted future cash flows from operating activities with the associated carrying value. The factors considered by management in performing this assessment include operating results, trends and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.

Revenue on equipment and parts sales is recognized upon shipment of products and passage of title. Rental and service revenue is generally recognized at the time such services are provided. In addition to outright sales of new and used equipment, certain rentals include rent-to-purchase option agreements. Under such agreements, customers are given a period of several months to exercise the option to purchase the rented equipment and may be allowed to apply a portion of the rental payments to the purchase price.

Some amount of judgement is required to assess the ultimate realization of receivables, including assessing the probability of collection and the current credit worthiness of our clients. Probability of collection is based upon the assessment of the client's financial condition through review of its current financial statements and/or credit reports. The estimate of allowance for doubtful accounts is comprised of two parts, a specific account analysis and a general reserve. Accounts where specific information indicates a potential loss may exist are reviewed and a specific reserve against amounts due is recorded. As additional information becomes available such specific account reserves are updated. Additionally, a general reserve is applied to the aging categories based on historical collection and write-off experience. As trends in historical collection and write-offs change, the percentages applied against the accounts receivable aging categories are updated.

DIVIDEND POLICY

We have never paid cash dividends on our Common Stock and we do not anticipate that we will pay cash dividends or alter our dividend policy in the foreseeable future. The payment of dividends on our common stock will depend on our earnings and financial condition, and such other factors as the Board of Directors of the Company may consider relevant. We currently intend to retain our earnings to assist in financing the growth of our business.

FORWARD LOOKING STATEMENTS

Information included within this section relating to projected revenues, growth, income, potential cost savings and future results and events constitute forward-looking statements. Actual results in future periods may differ materially from the forward-looking statements because of a number of risks and uncertainties, including but not limited to fluctuations in the construction and industrial sectors and general economic cycles; our successful entry into new markets; our success in the operation of any acquired businesses; industry conditions, and competitors; competitive pricing; our relationship with our suppliers; relations with our employees; our ability to manage our operating costs; the continued availability of financing; governmental regulations and environmental matters; risks associated with regional, national, and world economies. Any forward-looking statements should be considered in light of these factors.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are exposed to market risk from changes in interest rates. Market risk is the potential loss arising from adverse changes in market rates and prices such as interest rates. For fixed rate debt, interest rate changes affect the fair value of financial instruments but do not impact earnings or cash flows. Conversely for floating rate debt, interest rate changes generally do not affect the fair market value but do impact future earnings and cash flows, assuming other factors are held constant. At July 31, 2007, we had variable rate floor plan payables, notes payable, and long-term debt of approximately $42.8 million. Holding other variables constant, the pre-tax earnings and cash flow impact for the next year resulting from a one percentage point increase in interest rates would be approximately $0.43 million. Our policy is not to enter into derivatives or other financial instruments for trading or speculative purposes.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA


     The following financial statements and financial schedules are attached to this Report on Form 10-K following Part IV, Item 14:

     Consolidated Statements of Operations for
      the years ended July 31, 2007, 2006, and 2005                        F-1
     Consolidated Balance Sheets as of July 31, 2007 and 2006              F-2
     Consolidated Statements of Stockholders' Equity/(Deficiency)
      for the years ended July 31, 2007, 2006, and 2005                    F-3
     Consolidated Statements of Cash Flows for
      the years ended July 31, 2007, 2006, and 2005                     F-4, F-5
     Notes to Consolidated Financial Statements                            F-6
     Report of Independent Registered Public Accounting Firm               F-25

     Financial Statement Schedule:

     Report of Independent Registered Public Accounting Firms -
       Financial Statement Schedule                                        F-26
     Schedule II - Valuation and Qualifying Accounts                       F-27

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None

ITEM 9A. CONTROLS AND PROCEDURES

     We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such information is accumulated and communicated to our management, including our CEO and CFO, as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply our judgment in evaluating the cost-benefit relationship of possible controls and procedures.

     As required by SEC Rule 13a-15(e) and 15d-15(e), we carried out an evaluation, under the supervision and with the participation of our management, including our CEO and CFO, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report. Based on the foregoing, the CEO and CFO concluded that our disclosure controls and procedures were effective at the reasonable assurance level.

     There has been no change in our internal controls over financial reporting during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

ITEM 9A. OTHER INFORMATION

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

     Directors
     ---------

The following table sets forth the name and age of each of our directors, as well as the length of time for which each director has served.

     Name                               Age               Director Since
     ----------------------------      -----              --------------
     C. Dean McLain                     54                     1993
     Michael Metter                     55                     2003
     Steven Moskowitz                   43                     2003
     James Fisher                       71                     2004

C. DEAN MCLAIN. Mr. McLain has served as President, Chief Executive Officer, and a director of the Company since March 7, 1993. Mr. McLain was elected Chairman of the Board of Directors effective August 1, 1998. From March 1, 1993 through June 13, 1995, Mr. McLain served as Executive Vice President of AUGI. Mr. McLain has served on the Board of Directors of AUGI since March 7, 1994. From January 1990 through 1993 Mr. McLain served as Manager of Privatization of Case Corporation.

MICHAEL METTER. Mr. Metter has served as director since February 11, 2003. Since April 2001, Mr. Metter has been the President of RME International, Ltd. (RME). Mr. Metter also currently consults to a broad range of businesses, including IT communications and media businesses, on mergers, acquisitions, restructuring, financing and other matters. From October 1998 to February 2001, Mr. Metter was a principal of Security Capital Trading, Inc., and was a principal at Madison Capital from September 1997 to October 1998. Prior thereto, Mr. Metter was President of First Cambridge Securities from October 1994 to August 1997. Effective with a merger of a division of R.M. Enterprises International, Ltd into Azurel, Ltd., in October 2002, Mr. Metter became President and COO of Azurel. He resigned as President in February 2003 and subsequently resigned the position of COO which he held from February 2003 until June 28, 2003. Mr. Metter is also President and CEO of BusinessTalkRadio.net (a private company). BTR is a syndicated radio network based in Greenwich, Connecticut. He has held this position since June 2002. He is also chairman of Tiburon Capital Group, a privately held holding corporation. Mr. Metter is a director for Solar Thin Films (a public company, formally American United Global) since May 2004 and has been the CEO for Spongetech Delivery Systems since February 2001.

STEVEN MOSKOWITZ. Mr. Moskowitz has served as director since February 11, 2003. Since 1997, Mr. Moskowitz has been the Vice-President of Business Development for H.W. Carter and Sons. Prior thereto, Mr. Moskowitz was Division President of Evolutions. Mr. Moskowitz is currently a director, secretary and CFO for Spongetech Delivery Systems. He previously served as the CEO and a director of Azurel, Ltd from October 2002 through September 2003, President from May 2004 to July 2004. He has been the CEO of Azurel, Ltd from July 2005 to September 2006. Azurel, Ltd merged with National Stem Cell Holding, Inc. in October 2006 where Mr. Moskowitz has been a director since September 2006. Mr. Moskowitz was a director of AUGI from May 2006 to June 2006. Mr. Moskowitz is also currently an independent director for R.M. Enterprises International, Ltd. He is also Executive Vice President of Tiburon Capital Group, a privately held holding corporation.

JAMES FISHER Mr. Fisher was an insurance agent and broker as well as a registered representative holding a Series 7 securities license and was an insurance broker representing CIGNA, UNUM, and Metropolitan Life, among others. He retired in 1994, when he also resigned from the board of directors of Fleet Bank of New York.

AUDIT COMMITTEE FINANCIAL EXPERT

Our Company's board of directors has determined that at least two audit committee financial experts are serving on our audit committee. Mr. Metter and Mr. Fisher, are financial experts and are independent as that term is used in
Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

CODE OF ETHICS

                                      III-1

The Company has adopted a code of ethics that applies to its chief executive officer and chief financial officer and other key financial personnel. The code of ethics can be viewed at the Company's website, www.westernpower.com. The Company intends to satisfy the disclosure requirements under item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of its code of ethics by putting such information on its Internet website.

ITEM 11. EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") is currently composed of three non-employee directors. The Committee reviews the compensation of the Company's officers and key employees and the granting of stock options under the Company's stock option plans and makes recommendations to the Board of Directors for action on these matters. During the fiscal year ended July 31, 2007, the Company's Board of Directors decided all compensation matters relating to the Company's executive officers.

The key objectives of the Company's executive compensation policies are to attract and retain key executives who are important to the long-term success of the Company and to provide incentives for these executives to achieve high levels of job performance and enhancement of shareholder value. The Company seeks to achieve these objectives by paying its executives a competitive level of base compensation for companies of similar size and industry and by providing its executives an opportunity for further reward for outstanding performance in both the short term and the long term. The Company has entered into an employment agreement with Mr. McLain that covers a multiple year term (see "Chief Executive Officer Compensation," below). The compensation of Mr. Wright is based on an employment agreement dated August 1, 2000. Mr. Rubin, a major shareholder, was previously compensated under an employment contract (see "Employment, Consulting and Incentive Compensation Agreements," below), entered into a consulting agreement with the Company on August 1, 1998 after he ceased to be an executive officer of the Company on July 31, 1998 and entered into another consulting agreement on August 1, 2000 when the original consulting agreement expired.

         EXECUTIVE OFFICER COMPENSATION. The Company's executive officer compensation program is comprised of three elements: base salary, annual cash bonus and long-term incentive compensation in the form of stock option grants.

         SALARY. The Committee and the Board of Directors established base salaries for our executive officers, including the salary established in Mr. McLain's employment agreement, after taking into account individual experience, ,job responsibility and individual performance during the prior year. These factors are not assigned a specific weight in establishing individual base salaries. The Committee also considered the Company's executive officers' salaries relative to salary information for executives in similar industries and similarly sized companies.

         CASH BONUSES. The purpose of the cash bonus component of the compensation program is to provide a direct financial incentive in the form of cash bonuses to executives. Mr. McLain's bonus is derived under the performance formula set forth in his employment contract described under "Employment and Incentive Compensation Agreements" below.

         STOCK OPTIONS. Stock options are the primary vehicle for rewarding long-term achievement of our goals. The objectives of the program are to align employee and shareholder long-term interests by creating a strong and direct link between compensation and increases in share value. Under the our 1995 Employee Stock Option Plan, the Board of Directors or the Compensation Committee may grant options to purchase Common Stock of the Company to our key employees. Messrs. McLain and Wright currently participate in the 1995 Employee Stock Option Plan. The number of options granted to Mr. McLain are determined under the terms of his employment agreement. The number of options granted to Mr. Wright are determined by the Compensation Committee on a discretionary basis. The options generally vest immediately at the time of grant.

         CHIEF EXECUTIVE OFFICER COMPENSATION. In August 2000 we entered into an new employment agreement with our chief executive officer, Mr. McLain, to ensure the retention of his services and to encourage him to perform at increasing levels of effectiveness and to use his best efforts to promote the our growth and profitability. This approach enabled the Board to concentrate on the negotiation of a particular employment contract with salary, incentive bonus and stock option components that reflect a longer term view of our prospects and goals. See "Employment, Consulting and Incentive Compensation Agreements" for a complete description of the employment agreements and the compensation and benefits provided thereunder.

                                      III-2

SUMMARY COMPENSATION TABLE

The following table sets forth the amount of all compensation paid during each of the last three fiscal years to the Chief Executive Officer and to each of the our other executive officers for services in all capacities to the Company.

                                                      Long-Term                    Compensation
                                                  Annual Compensation                  Awards
                                            --------------------------------   ------------------------
                                                                Other Annual   Number of     All Other
Name and Principal Position         Year    Salary     Bonus    Compensation   Options     Compensation
---------------------------         ----    ------     -----    ------------   ---------   ------------
C. Dean McLain                      2007   $466,704   $295,639    $    --         --            --
President, CEO, Chairman            2006   $448,795   $293,730    $  1,548        --            --
   of the Board(1)                  2005   $423,376   $257,950    $  1,482        --            --

Mark J. Wright                      2007   $207,805   $147,651    $    --         --            --
Vice President of Finance and CFO   2006   $201,382   $158,365    $  1,875        --            --
                                    2005   $189,976   $140,976    $  9,000        --            --

(1) Mr. McLain joined the Company in March 1993, when he became its Chief Executive Officer. On July 31, 1995, Mr. McLain was permitted to and did purchase from AUGI 6,000 shares of AUGI's common stock at a price of $.01 per share. On August 1, 1995, the closing price for a share of AUGI's common stock as reported by NASDAQ was $4.875. Effective as of August 1, 1995, Mr. McLain's employment agreement with us was terminated and he entered into an amended employment agreement expiring July 31, 2005. The base salary under this employment agreement commenced at $250,000 for fiscal 1996, and increased to $300,000 for fiscal 2000. His employment agreement also calls for Incentive Bonuses under certain circumstances. Effective as of August 1, 2000 Mr. McLain's employment agreement with us was terminated and he entered into a new employment agreement expiring July 31, 2007. The base salary under this employment agreement commences at $390,000 and increases yearly based upon the average percentage increase in salary for all employees of Employer for the current fiscal year over the previous fiscal year. His employment agreement also calls for Incentive Bonuses under certain circumstances. See "Employment, Consulting and Incentive Compensation Agreements" below. Mr. McLain became Chairman effective August 1, 1998. On May 1, 2003 Mr. McLain agreed to convert the principal amount of a loan made to the Company in the amount of $73,500 into shares of the Company's common stock. In connection therewith Mr. McLain received 2,769,419 shares of the Company's common stock resulting in a compensation charge to the Company in the amount of $415,413.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information regarding individual grants of stock options to each executive officer in fiscal 2007

                                Individual Grants                                 Potential Realizable Value
                                % of Total Options                                    at Assumed Annual
                               Granted to Employees                                  Rates of Stock Price
                  Options           in Fiscal           Exercise     Expiration      Appreciation for term
    Name          Granted             Year                Price        Date              5%          10%
--------------    --------    ---------------------     --------     ----------      ---------------------
C. Dean McLain      --                N/A                  N/A          N/A             N/A           N/A

Mark J. Wright      --                N/A                  N/A          N/A             N/A           N/A

OPTION EXERCISES IN LAST FISAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides information concerning the exercise of stock options during the fiscal 2007 by each executive officer and the fiscal year-end value of unexercised options held by that officer.

                                      III-3

                                                                      Value of
                                                 Number of Unexercised          Unexercised In-
                       Shares                        Options at                the-money options
                     Acquired on    Value          Fiscal Year-End             at Fiscal Year-End
     Name             Exercise     Realized    Exercisable/Unexercisable    Exercisable/Unexercisable
--------------       -----------   --------    -------------------------    -------------------------
C. Dean McLain           --      --                    700,000                        N/A

Mark J. Wright           --      --                    200,000                        N/A

EMPLOYMENT, CONSULTING AND INCENTIVE COMPENSATION AGREEMENTS

Upon completion of our 1995 initial public offering, we entered into an employment agreement with Mr. Rubin, a major shareholder, effective as of June 13, 1995, that expired July 31, 1998. Pursuant to this agreement, Mr. Rubin served as Chairman of the Board of the Company and received an annual base salary of $150,000 plus bonuses if certain conditions were met. Effective August 1, 1998, we entered into a new two-year agreement with Mr. Rubin. Under the terms of this agreement, Mr. Rubin no longer served as Chairman, but provided consulting services to the Company. He received an annual fee of $200,000 plus all authorized business expenses. We then entered into a new seven (7) year consulting agreement with Mr. Rubin effective August 1, 2000 paying him $200,000 plus all authorized business expenses in the first year, followed by a 3% raise in each successive year of the contract.

Effective August 1, 2000, Mr. McLain entered into an employment agreement expiring July 31, 2007. The base salary under this employment agreement commences at $390,000 and increases yearly based upon the average percentage increase in salary for all employees of Employer for the current fiscal year over the previous fiscal year. His employment agreement also calls for Incentive bonuses under certain circumstances. Mr. McLain received a $295,639 bonus during the Company's 2007 fiscal year. In addition, Mr. McLain receives the use of vehicles at Company expense and certain other fringe benefits not exceeding $50,000 per year.

Effective August 1, 2007, Mr. McLain entered into an employment agreement expiring October 31, 2011. The base salary under this employment agreement commences at $424,000 and increases yearly based upon the average percentage increase in salary for all employees of Employer for the current fiscal year over the previous fiscal year. His employment agreement also calls for Incentive bonuses under certain circumstances. In addition, Mr. McLain will receive the use of vehicles at Company expense and certain other fringe benefits not exceeding $50,000 per year.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Mr. Moskowitz, Mr. Metter and Mr. Fisher. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members. Mr. McLain, the Chairman of the Board of Directors since August 1998, as well as its President and CEO, participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants to the Company, except that he was excluded from discussions regarding his own salary.

DIRECTORS' COMPENSATION

Each director, not otherwise a full time employee of the Company, is eligible to receive $2,000 per quarter, together with reimbursement of their reasonable expenses incurred on the Company's behalf.

ITEM 12. SECUTITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

                                      III-4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information, as of the date hereof, with respect to the beneficial ownership of our common stock by each: (i) holder of more than five percent (5%) of the outstanding shares of our common stock; (ii) our officers and directors; and (iii) all our officers and directors as a group. The Company's outstanding voting securities at the close of business on September 30, 2007, consisted of 11,230,000 shares of common stock, $.001 par value (the "Common Stock"), each of which is entitled to one vote on all matters to be presented at the Annual Meeting. The Common Stock does not have cumulative voting rights. Unless otherwise indicated, the address of each of the named persons is care of Western Power & Equipment Corp., 6407-B North East 117th Avenue, Vancouver, WA 98662.

                                            Shares                Percentage
Name and Address                     Beneficially Owned (1)   Beneficially Owned
----------------                     ----------------------   ------------------

C. Dean McLain (2)(6)(7)                    2,257,419                16.7%

Robert M. Rubin(3)(4)(6)                      750,000                 6.3%

The Rubin Family Irrevocable Stock
Trust (4)                                   4,169,419                27.1%

Mark J. Wright (5)                            200,000                 1.8%

Steven Moskowitz (8)                          150,000                 1.3%

Michel Metter (9)                             150,000                 1.3%

James Fisher (10)                             100,000                 0.9%

JSC, LLC (7)
38207 NE Gerber Rd.
Yacolt, WA  98675                             588,000                 5.0%

Costa Brava Partnership                       950,000                 7.8%
420 Boylston St
Boston, MA  02116

SLM Stock Trust
6400 Rally Rd
Amarillo, TX  79119                           900,000                 7.4%

CPW Stock Trust
4000 NE 109th Ave  #182
Vancouver, WA  98682                          900,000                 7.4%

Potomac Capital Management, LLC
Potomac Capital Management, Inc.
Paul J. Solit
153 East 53rd Street, 26th Floor
New York, NY  10022 (11)                      702,200                 6.1%

All officers and directors as a group
(5 persons)(2)(5)(6)(8)(9)(10)              2,857,419                22.0%


(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to

                                      III-5
     be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised.

(2) Includes Mr. McLain's direct beneficial ownership of exercisable options to acquire 500,000 shares our common stock.

(3) Includes Mr. Rubin's direct beneficial ownership of exercisable options to acquire 500,000 shares of our common stock. Excludes the shares of our common stock held by the Rubin Family Irrevocable Stock Trust (the "Trust").

(4) Mr. Rubin, a grantor of the Trust, does not have sole or shared voting or dispositive power over the shares of our common stock held by the Trust, and disclaims any beneficial ownership of the shares of our common stock held by the Trust.

(5)  Includes options to purchase 200,000 shares of our common stock.

(6) On May 1, 2003, Mr. McLain and the Rubin Family Irrevocable Stock Trust agreed to convert the principal amount of a loan made to us in the amount of $147,000 into an aggregate of 5,538,838 shares of our common stock, as a result of which Mr. McLain and the Rubin Family Irrevocable Stock Trust each received 2,769,419 shares of our common stock.

(7) Includes 588,000 shares beneficially owned by JSC. Through JSC LLC Mr. McLain has sole or shared voting or dispositive power over the shares of our common stock beneficially owned by JSC LLC.

(8)  Includes options to purchase 150,000 shares our common stock.

(9)  Includes options to purchase 150,000 shares our common stock.

(10) Includes options to purchase 100,000 shares of our common stock.

(11) Potomac Capital Partners LP, a private investment partnership formed under the laws of the State of Delaware, beneficially owns 307,400 shares of our common stock. Potomac Capital Management LLC is the General Partner of Potomac Capital Partners LP. Mr. Paul J. Solit is the Managing Member of Potomac Capital Management LLC.

     Potomac Capital International Ltd., an international business company formed under the laws of the British Virgin Islands, beneficially owns 187,800 shares of our common stock. Potomac Capital Management Inc. is the Investment Manager of Potomac Capital International Ltd. Paul J. Solit is the President and sole owner of Potomac Capital Management Inc., and a Director of Potomac Capital International Ltd.

     Pleiades Investment Partners-R, LP, a private investment partnership formed under the laws of the State of Delaware, beneficially owns 207,000 shares of common stock. Potomac Capital Management Inc. is the Investment Manager of a managed account of Pleiades Investment Partners-R, LP. Paul J. Solit is the President and sole owner of Potomac Capital Management, Inc.

     According to a Schedule 13G filed September 29, 2005, Potomac Capital Management LLC, Potomac Capital Management, Inc. and Paul J. Solit have entered into a joint filing agreement with respect to the shares of our common stock whose ownership is reported above.

SECURITY OWNERSHIP OF MANAGEMENT

The following table, which was prepared on the basis of information furnished by the persons described, shows ownership of our common stock as of October 15, 2007 by the Chief Executive Officer, by each of the other executive officers, by each of the directors, and by the executive officers and directors as a group.

SHARES HELD BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

                                      III-6

Set forth in the table below is information concerning the ownership, as of the close of business on October 15, 2007, of the common stock by our Directors and Named Executive Officers and all directors and present executive officers as a group.

-----------------------------------------  ------------------------  -----------
Name and Address                             Amount and Nature of    Percent (1)
                                           Beneficial Ownership (1)
-----------------------------------------  ------------------------  -----------
C. Dean McLain (2)                               2,257,419              16.7%

Mark J. Wright (3)                                 200,000              1.8%

Steven Moskowitz (4)                               150,000              1.3%

Michael Metter (4)                                 150,000              1.3%

James Fisher (5)                                   100,000              0.9%
-----------------------------------------  ------------------------  -----------
All directors and executive officers
as a group (5 persons)                           2,857,419              22.0%

-----------------------------------------  ------------------------  -----------

(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised.

(2) Includes Mr. McLain's direct beneficial ownership exercisable options to acquire 500,000 shares of our common stock and 588,000 shares of our common stock held by the JSC LLC.

(3) Includes exercisable stock options to purchase 200,000 shares of our common stock issued to Mr. Wright for services rendered to the Company.

(4)  Includes options to purchase 150,000 shares of our common stock.

(5)  Includes options to purchase 100,000 shares of our common stock.

SHARES HELD BY CERTAIN OTHER STOCKHOLDERS

The following table sets forth, as of the close of business on October 15, 2007, certain information with respect to each person who is known to us to be the beneficial owner of more than five (5%) percent of the common stock, other than the directors set forth in the Directors and Named Executive Officers Ownership Table above.

----------------------

                                      III-7

------------------------------------- ------------------------ -------------
                                        Amount and Nature of
Name and Address                      Beneficial Ownership (1)  Percent (1)
------------------------------------- ------------------------ -------------
Crestview Capital Master, LLC                2,715,524              19.5%
95 Revere Drive Suite A
Northbrook, IL   60062 (2)
------------------------------------- ------------------------ -------------
Iroquois Master Fund, LTD                    2,584,346              19.1%
641 Lexington Avenue, 26th Floor
New York, NY   10022
------------------------------------- ------------------------ -------------
Rockmore Investment                          1,625,014              12.6%
650 Fifth Avenue, 24th Floor
New York, NY  10019
------------------------------------- ------------------------ -------------
Portside Growth Fund                         1,857,261              14.2%
650 Fifth Avenue, 24th Floor
New York, NY  10019
------------------------------------- ------------------------ -------------
Smithfield Fiduciary LLC                     5,129,413              31.4%
C/O Highland Capital Mgt, LLC
9 West 57th Street, 27th Floor
New York, NY  10019
------------------------------------- ------------------------ -------------
CCA Fund, LP                                 2,112,152              15.8%
19 Old Kings Highway South
Darien, CT  06820
------------------------------------- ------------------------ -------------
Omicron Master Fund                         1,645,496               12.8%
650 Fifth Ave.  24th Floor
New York, NY   10019
------------------------------------- ------------------------ -------------
Costa Brava Partnership                       950,000                7.8%
420 Boylston St
Boston, MA  02116
------------------------------------- ------------------------ -------------
SLM Stock Trust                               900,000                7.4%
6400 Rally Rd
Amarillo, TX  79119
------------------------------------- ------------------------ -------------
CPW Stock Trust                               900,000                7.4%
4000 NE 109th Ave  #182
Vancouver, WA   98682
------------------------------------- ------------------------ -------------
Potomac Capital Management, LLC               702,200                6.1%
Potomac Capital Management, Inc.
Paul J. Solit
153 East 53rd Street, 26th Floor
New York, NY  10022 (11)
------------------------------------- ------------------------ -------------

(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised.

                                      III-8

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The real property and improvements used in connection with the Sacramento Operations, and upon which the Sacramento Operation is located, were sold by Case for $1,500,000 to the McLain-Rubin Realty Company, LLC ("MRR"), a Delaware limited liability company the owners of which are Messrs. C. Dean McLain, the President and a director of the Company, and Robert M. Rubin, a significant stockholder of the Company. Simultaneous with its acquisition of the Sacramento Operation real property and improvements, MRR leased such real property and improvements to the Company under the terms of a 20-year commercial lease agreement dated March 1, 1996 with the Company paying an initial annual rate of $168,000. As of October 1, 2000, we entered into a renegotiated 7-year lease with an initial annual rate of $228,000. In addition to base rent, we are responsible for the payment of all related taxes and other assessments, utilities, insurance and repairs (both structural and regular maintenance) with respect to the leased real property during the term of the lease. The new lease qualifies for treatment as an operating lease.

     In February 1999, the real property and improvements used in connection with our Sparks, Nevada operation and upon which such operation is located, were sold by us to McLain-Rubin Realty, L.L.C. (MRR) under the terms of a real property purchase and sale agreement. MRR is a Delaware limited liability company the owners of which are Messrs. C. Dean McLain, the President and Chairman of the Company, and Robert M. Rubin, a significant stockholder of the Company. The sale price was $2,210,000 in cash at closing. Subsequent to the closing of the sale, we entered into a 20-year commercial lease agreement with MRR for the Sparks, Nevada facility at an initial rental rate of $252,000 per year. The lease is a net lease with payment of insurance, property taxes and maintenance costs paid by us. The sale resulted in a deferred gain which will be amortized over the life of the lease pursuant to generally accepted accounting principles. As of October 1, 2000, we entered into a renegotiated 7-year lease with an initial annual rate of $276,000. The new lease qualifies for treatment as an operating lease.

     On April 1, 2001, we entered into a lease with McLain-Rubin Realty Company II, LLC ("MRR II"), a Delaware limited liability company, the owners of which are Messrs. C. Dean McLain, the President and a director of the Company, and Robert M. Rubin, a significant stockholder of the Company, for a 5-year lease on its Vancouver, Washington corporate office with an annual rate of $98,000. The lease was renewed for an additional 5-year term in April 2006 with an annual rate of $168,000. In addition to base rent, we are responsible for the payment of all related taxes and other assessments, utilities, insurance, and repairs (both structural and regular maintenance) with respect to the leased real property during the term of the lease. The lease qualifies for treatment as an operating lease.

     On July 30, 2002, pursuant to shareholder approval at the 2002 Annual Meeting of the Stockholders, 600,000 shares of our common stock were issued to the Rubin Family Irrevocable Stock Trust in lieu of compensation to Mr. Rubin. The fair market value of the shares at the date of issuance was $0.22 per share, resulting in a compensation charge to us in the amount of $132,000.

     On March 24 2003, Mr. McLain agreed to convert the accrued and unpaid interest on a loan made to us in the amount of $147,000 into shares of our common stock. In connection therewith Mr. McLain received 588,000 shares of our common stock with a value of $ 82,000.

     On May 1, 2003, Mr. McLain and The Rubin Family Irrevocable Stock Trust agreed to convert the principal amount of a loan made to us in the amount of $147,000 into an aggregate of 5,538,838 shares of our common stock. In connection therewith The Rubin Family Irrevocable Stock Trust received 2,769,419 shares of our common stock and Mr. McLain received 2,769,419 shares of our common stock resulting in a compensation charge to the Company of $831,000.

     On September 8, 2004, McLain-Rubin Realty Company II, LLC ("MRR II"), The Rubin Family Irrevocable Stock Trust and certain other related parties loaned us $500,000 for the purchase of Arizona Pacific Materials, LLC. These related parties received a total of 2,000,000 options to purchase our common stock at a price of $0.55 per share as part of the loan agreement.

     On September 27, 2006, Mr. McLain loaned the Company $141,231 with an interest rate of 8.75% payable December 31, 2006. Mr. McLain extended the maturity date and the loan was paid in full with interest on March 28, 2007.

                                      III-9

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     AUDIT FEES

     The aggregate fees billed by Marcum & Kliegman LLP for the audit of our annual financial statements for the fiscal year ended July 31, 2007, reviews of the financials statements included in Forms S-1 and the reviews of the financial statements included in our Forms 10-Q for the fiscal year ended July 31, 2007 were $ 283,000.

     The aggregate fees billed by Marcum & Kliegman LLP for the audit of our annual financial statements for the fiscal year ended July 31, 2006 and the reviews of the financial information included in our Forms 10-Q for the fiscal year ended July 31, 2006 were $ 217,300.

     The aggregate fees billed by Marcum & Kliegman LLP for the audit of our annual financial statements for the fiscal year ended July 31, 2005 and the reviews of the financial information included in our Forms 10-Q for the fiscal year ended July 31, 2005 were $ 166,300.

     AUDIT RELATED FEES

     No fees were billed by Marcum & Kliegman LLP for the fiscal years ended July 31, 2007, July 31, 2006 or July 31, 2005 for services related to the audit or review of our financial statements that are not included under the caption "Audit Fees".

     No fees were billed by Marcum & Kliegman LLP for the fiscal years ended July 31, 2007, July 31, 2006 or July 31, 2005 for designing, operating, supervising or implementing any of our financial information systems or any hardware or software systems for our financial information.

     TAX FEES

     No fees were billed by Marcum & Kliegman LLP for tax compliance, tax advice and tax planning in the fiscal year ended July 31, 2007.

     No fees were billed by Marcum & Kliegman LLP for tax compliance, tax advice and tax planning in the fiscal year ended July 31, 2006.

     No fees were billed by Marcum & Kliegman LLP for tax compliance, tax advice and tax planning in the fiscal year ended July 31, 2005.

     ALL OTHER FEES

     No fees were billed by Marcum & Kliegman LLP for any other services rendered by them during the fiscal years ended July 31, 2007, July 31, 2006 and July 31, 2005.

     Since January 1, 2003, the audit committee has adopted policies and procedures for pre-approving all non-audit work performed by the auditors. Specifically, the committee must pre-approve the use of the auditors for all such services. The audit committee has pre-approved all non-audit work since that time and in making its determination has considered whether the provision of such services was compatible with the independence of the auditors.

     Our audit committee believes that the provision by Marcum & Kliegman LLP of services in addition to audit services in fiscal 2007, 2006 and 2005 were compatible with maintaining their independence.

                                     III-10

                                     PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

(A)  1. FINANCIAL STATEMENTS.

     A list of financial statements filed as part of this report is identified in Part II, item 8.

     Report of Independent Auditors' - Financial Statement Schedule Schedule II
     - Valuation and Qualifying Accounts

     2. EXHIBITS.

     EXHIBIT
     NUMBER   DESCRIPTION
     ------   -----------

     3.1      Certificate of Incorporation of Registrant. (2)

     3.2      By-laws of Registrant. (2)

     10.1     1995 Employee Stock Option Plan. (3)

     10.2 Second Amended and Restated Stock Option Plan for Non-Employee Directors. (3)

     10.3     Case New Dealer Agreement Package. (1)

     10.4     Lease Agreement--Hayward, California. (2)

     10.5     Lease Agreement--Auburn, Washington. (7)

     10.6 Loan Agreement, dated January 17, 1997, between Registrant and Case Credit Corp. including related promissory notes. (5)

     10.7 Security Agreement, dated January 17, 1997, made by Registrant in favor of Case Credit Corporation to secure payment for and collateralized by all assets acquired by Registrant from Sahlberg Equipment, Inc. (5)

     10.8 Loan and Security Agreement dated as of June 5, 1997 between Registrant and Deutsche Financial Services Corporation. (6)

     10.9 Asset Purchase Agreement, dated April 30, 1998, between Yukon Equipment, Inc. and Registrant. (8)

     10.10 Employment Agreement dated May 1, 1998 between Maurice Hollowell and Registrant. (8)

     10.11 Employment Agreement dated August 1, 2000 between C. Dean McLain and Registrant.

     10.12 Consulting Agreement dated August 1, 2000 by and between Registrant and Robert M. Rubin.

     10.13 Commercial Lease dated October 1, 2000 between McLain-Rubin Realty Company III, LLC and Registrant for Yuba City, California facility.

     10.14 Commercial Lease dated October 1, 2000 between McLain-Rubin Realty Company III, LLC and Registrant for Sacramento, California facility.

     10.15 Commercial Lease, dated as of October 1, 2000 between McLain-Rubin Realty Company, LLC and Registrant for the Sparks, Nevada facility.

     10.16 Commercial Lease, dated as of April 1, 2001 between McLain-Rubin Realty Company II, LLC and Registrant for the Vancouver, Washington corporate office.

     10.17 Western Power & Equipment Corp.'s Code of Ethics adopted on November 6, 2003.

     21.      Subsidiaries of the Company.

     23.      Consent of Independent Accountants.

     31.1     Rule 13a-14(a)/15d-14(a) Certifications

     31.2     Rule 13a-14(a)/15d-14(a) Certifications

     32.1 Certification by the Chief Executive Officer Relating to Periodic Report Containing Financial Statements. *

     32.2 Certification by the Chief Financial Officer Relating to a Periodic Report Containing Financial Statements. *

              * The Exhibit attached to this Form 10-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

     (1) Filed as an Exhibit to the AUGI Annual Report on Form 10-K, as filed on October 29, 1993 and incorporated herein by reference thereto.

     (2) Filed as an Exhibit to Amendment No. 1 to the Registrant's Registration Statement on Form S-1, filed on May 16, 1995 and incorporated herein by reference thereto. (Registration No. 33-89762).

     (3) Filed as an Exhibit to the Registrant's Registration Statement on Form S-8, filed on September 18, 1998 and incorporated herein by reference thereto. (Registration No. 33-63775).

     (4) Filed as an Exhibit to the Quarterly Report on Form 10-Q of the Registrant, as filed on June 11, 1997 and incorporated herein by reference thereto.

     (5) Filed as an Exhibit to the Annual Report on Form 10-K of the Registrant, as filed on October 28, 1996 and incorporated herein by reference thereto.

     (6) Filed as an Exhibit to the Annual Report on Form 10-K of the Registrant, as filed on October 29, 1998 and incorporated herein by reference thereto.

     (7) Filed as an Exhibit to the Quarterly Report on Form 10-Q of the Registrant, as filed on June 14, 1999 and incorporated herein by reference thereto.

     (8) Filed as an Exhibit to Form 8-K of the Registrant, as filed on May 11, 1998 and incorporated herein by reference thereto.

(B)  EXHIBITS

     See (a)(3) above.

(C)  ADDITIONAL FINANCIAL STATEMENT SCHEDULES

     Valuation and qualifying accounts (Schedule II)

                         WESTERN POWER & EQUIPMENT CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    Years Ended July 31,
                                                         --------------------------------------------
                                                             2007            2006            2005
                                                         ------------    ------------    ------------
Net revenues                                             $     96,824    $    102,166    $     82,040

Cost of goods sold                                             87,532          91,303          71,207
                                                         ------------    ------------    ------------

Gross profit                                                    9,292          10,863          10,833

Selling, general and administrative expenses
(including non-cash expenses of $0, $18 and $144
for the years ended July 31, 2007, 2006 and 2005,
respectively)                                                  10,182          10,250           8,720
                                                         ------------    ------------    ------------

Income (loss) from operations                                    (890)            613           2,113

Other income (expense):
    Interest expense                                           (6,127)         (5,633)         (3,146)
    Convertible debt penalty                                   (5,383)             --              --
    Other income (expense)                                        168            (125)            (83)
                                                         ------------    ------------    ------------
    Total other expense                                       (11,342)         (5,758)         (3,229)
                                                         ------------    ------------    ------------

Loss before income tax provision                              (12,232)         (5,145)         (1,116)

Provision (benefit) for income taxes                            1,560              56          (1,452)
                                                         ------------    ------------    ------------

Income (loss) from continuing operations                      (13,792)         (5,201)            336
                                                         ------------    ------------    ------------

Income  from discontinued operations                              321             983           1,877
Gain on disposal of discontinued operations                       690             251             277
                                                         ------------    ------------    ------------
Income from discontinued operations                             1,011           1,234           2,154
                                                         ------------    ------------    ------------

Net income (loss)                                        $    (12,781)   $     (3,967)   $      2,490
                                                         ============    ============    ============

Basic earnings (loss) per common share
    Earnings (loss) per share of continuing operations   $      (1.22)   $      (0.49)   $       0.03
                                                         ------------    ------------    ------------

    Discontinued operations                                      0.03            0.09            0.19
    Gain on disposal of discontinued operations                  0.06            0.03            0.03
                                                         ------------    ------------    ------------
    Earnings per share of discontinued operations                0.09            0.12            0.22
                                                         ------------    ------------    ------------

 Income (loss) per common share - basic                  $      (1.13)   $      (0.37)   $       0.25
                                                         ============    ============    ============

Diluted earnings (loss) per common share
    Earnings (loss) per share of continuing operations   $      (1.22)   $      (0.49)           0.02
                                                         ------------    ------------    ------------

    Discontinued operations                                      0.03            0.09            0.07
    Gain on disposal of discontinued operations                  0.06            0.03            0.01
                                                         ------------    ------------    ------------
    Earnings per share discontinued operations                   0.09            0.12            0.08
                                                         ------------    ------------    ------------

 Income (loss) per common share - diluted                $      (1.13)   $      (0.37)   $       0.10
                                                         ============    ============    ============

Weighted average outstanding common shares
     for basic earnings per common share                       11,313          10,632          10,141
                                                         ============    ============    ============

Weighted average outstanding common shares
     for diluted earnings per common share                     11,313          10,632          26,269
                                                         ============    ============    ============

          See accompanying notes to consolidated financial statements.

                         WESTERN POWER & EQUIPMENT CORP.
                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                          July 31,        July 31,
                                                                             2007            2006
                                                                     ------------    ------------
ASSETS
------
Current assets:
    Cash and cash equivalents                                        $         62    $      1,072
    Accounts receivable (net)                                               4,886           9,078
    Inventories (net)                                                      28,576          42,483
    Deferred taxes                                                             --             669
    Prepaid expenses                                                          150             141
                                                                     ------------    ------------
        Total current assets                                               33,674          53,443
                                                                     ------------    ------------

Fixed assets (net):
    Property, plant and equipment                                           5,703           5,230
    Rental equipment fleet                                                  5,671           3,423
                                                                     ------------    ------------
        Total fixed assets                                                 11,374           8,653
                                                                     ------------    ------------

Other Assets
    Security deposits                                                         465             379
    Deferred taxes                                                             --             831
    Deferred debt issuance costs                                              541           1,297
                                                                     ------------    ------------
        Total other assets                                                  1,006           2,507
                                                                     ------------    ------------

Total assets                                                         $     46,054    $     64,603
                                                                     ============    ============

LIABILITIES & STOCKHOLDERS' (DEFICIENCY) EQUITY
-----------------------------------------------
Current liabilities:
    Borrowings under floor plan financing                                  20,521    $     22,627
    Convertible debt, net of discount of $1,190 and $ 1,046                18,193           6,176
    Notes payable-related parties, net of discount of $10 and $28             290             472
    Notes payable                                                             821             629
    Accounts payable                                                        8,149           9,937
    Accrued payroll and vacation                                            1,032           1,404
    Other accrued liabilities                                               2,156           1,567
    Capital lease obligations                                                  64              56
                                                                     ------------    ------------
        Total current liabilities                                          51,226          42,868
                                                                     ------------    ------------

Non current liabilities:
    Capital lease obligations                                                 702             755
    Convertible debt, net of discount of $0 and $1,951                         --          14,047
    Deferred lease income                                                     206             236
    Notes payable                                                           1,577           1,573
                                                                     ------------    ------------
        Total non current liabilities                                       2,485          16,611

        Total liabilities                                                  53,711          59,479
                                                                     ------------    ------------

Commitments and contingencies

Stockholders' (deficiency) equity:
    Preferred stock-10,000,000 shares authorized; none outstanding             --              --
    Common stock, $.001 par value - 50,000,000 shares authorized and 11,230,000 shares and 11,730,000 shares issued, as of
    July 31, 2007 and 2006 respectively                                        11              12
    Additional paid-in capital                                             23,431          24,072
    Deferred compensation                                                      --            (642)
    Accumulated deficit                                                   (30,255)        (17,474)
    Less: common stock in treasury, at cost (130,300 shares)                 (844)           (844)
                                                                     ------------    ------------
        Total stockholders' (deficiency) equity                            (7,657)          5,124
                                                                     ------------    ------------
Total liabilities and stockholders' (deficiency) equity              $     46,054    $     64,603
                                                                     ============    ============

          See accompanying notes to consolidated financial statements.

                         WESTERN POWER & EQUIPMENT CORP.
          CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                             (DOLLARS IN THOUSANDS)

                                 Common Stock                                                                    Total
                           ------------------------    Additional                                             Stockholders'
                             Number                      Paid-in     Accumulated    Treasury      Deferred       Equity
                           of Shares       Amount        Capital       Deficit       Stock      Compensation  (Deficiency)
                           ----------    ----------    ----------    ----------    ----------   ------------   ----------
Balance at
    July 31, 2004          10,130,000    $       10    $   16,933    $  (15,997)   $     (844)           --    $      102

Issuance of Stock-
compensation                   50,000            --            65            --            --            --            65

Issuance of Options-               --            --            97            --            --           (18)           79
deferred compensation

Issuance of Options-               --            --           292            --            --            --           292
debt discount

Issuance of Warrants-
debt discount                      --            --         3,472            --            --            --         3,472


Net Income                         --            --            --         2,490            --            --         2,490
                           ----------------------------------------------------------------------------------------------
Balance at
    July 31, 2005          10,180,000    $       10    $   20,859    $  (13,507)   $     (844)          (18)   $    6,500

Sale of Common Stock          950,000             1         1,709            --            --            --         1,710

Exercise of warrants          100,000            --            55            --            --            --            55

Issuance of Stock-
consulting agreement          500,000             1           699            --            --          (642)           58

Issuance of Warrants-
debt issuance costs                --            --            70            --            --            18            88


Conversion price change-
convertible debt                   --            --           680            --            --            --           680


Net Loss                           --            --            --        (3,967)           --            --        (3,967)
                           ----------------------------------------------------------------------------------------------
Balance at
    July 31, 2006          11,730,000    $       12    $   24,072    $  (17,474)   $     (844)   $     (642)   $    5,124

Cancellation of Stock-
consulting agreement         (500,000)           (1)         (641)           --            --           642            --

Net Loss                           --            --            --       (12,781)           --            --       (12,781)
                           ----------------------------------------------------------------------------------------------
Balance at
    July 31, 2007          11,230,000    $       11    $   23,431    $  (30,255)   $     (844)   $       --    $   (7,657)
                           ==========    ==========    ==========    ==========    ==========    ==========    ==========

          See accompanying notes to consolidated financial statements.

                         WESTERN POWER & EQUIPMENT CORP.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                 Years Ended July 31,
                                                                     --------------------------------------------
                                                                         2007            2006            2005
                                                                     ------------    ------------    ------------
Cash flows from operating activities:
    Net Income (Loss)                                                $    (12,781)   $     (3,967)   $      2,490

Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
    Depreciation                                                            5,088           6,006           5,332
    Bad debts                                                                 122             191              14
    Write down of inventory                                                   256              --              --
    Amortization of deferred debt discount                                  1,825           1,057             364
    Amortization of debt issuance costs                                       757             429              --
    Gain on sale of fixed assets                                             (143)           (425)         (1,133)
    Gain on sale of discontinued operations                                  (690)           (251)           (277)
    Deferred taxes                                                          1,500              --          (1,500)
    Non-cash stock compensation expense                                        --              76             144
    Convertible debt penalty                                                5,383              --              --
    Changes in assets and liabilities:
               Accounts receivable                                          4,069           1,181           1,197
               Restricted cash                                                 --              --             408
               Inventories                                                  6,821          (1,025)        (19,816)
               Prepaid expenses and other assets                              (95)            366          (2,207)
               Accounts payable                                            (1,788)          2,011           2,463
               Accrued payroll and vacation                                  (372)            472            (263)
               Other accrued liabilities                                      334             258             308
               Deferred lease income                                          (28)            (29)            264
                                                                     ------------    ------------    ------------
               Net cash provided by (used in) operating activities         10,258           6,350         (12,212)
                                                                     ------------    ------------    ------------

Cash flow from investing activities:
    Purchase of fixed assets                                               (1,137)           (632)           (896)
    Purchase of rental equipment                                           (2,691)         (2,621)         (3,193)
    Proceeds on sale of rental equipment                                    2,880           3,663           7,596
    Proceeds on sale of fixed assets                                          802             438           1,708
    Purchase of assets of Arizona Pacific Materials, LLC                       --              --            (500)
                                                                     ------------    ------------    ------------
               Net cash (used in) provided by investing activities           (146)            848           4,715
                                                                     ------------    ------------    ------------

Cash flows from financing activities:
    Principal payments on capital leases                                      (44)            (43)            (27)
    Repayments of short-term financing - GE line of credit                     --              --         (31,710)
    Issuance of common stock                                                   --           1,765              --
    Note payable payment - purchase of Arizona Pacific
      Materials, LLC                                                         (200)             --          (2,500)
    Bridge loan borrowing                                                      --              --           2,000
    Bridge loan payments                                                       --          (1,333)           (604)
    Inventory floor plan financing                                         (2,105)         (1,932)          9,997
    Notes payable borrowing from related parties                               --              --             500
    Convertible debt issuance                                                  --              --          30,000
    Payments on convertible debt                                           (8,968)         (6,780)             --
    Long-term debt borrowings                                               1,443           1,828           5,295
    Long-term debt repayments                                              (1,248)           (486)         (4,608)
                                                                     ------------    ------------    ------------
               Net cash (used in) provided by financing activities        (11,122)         (6,981)          8,343
                                                                     ------------    ------------    ------------

Net increase in cash and cash equivalents                                   1,010             217             846
Cash and cash equivalents at beginning of year                              1,072             855               9
                                                                     ------------    ------------    ------------
Cash and cash equivalents at end of year                             $         62    $      1,072    $        855
                                                                     ============    ============    ============

Supplemental schedule of non-cash investing and financing activities:

Notes payable issued for the purchase of Arizona Pacific
Materials, LLC.......................................................          --              --           2,500

Options valued at $292 were issued in connection with a $500 note payable related to the down payment at closing for the purchase of
Arizona Pacific Materials See Note 12................................          --              --             292

Options issued in lieu of cash payments in connection with consulting
service agreements entered into in November 2004. See Note 7.........          --              --              97

Options issued in lieu of cash payments in connection with consulting
service agreements entered into in February 2005.  See Note 7........          --              --              20

Stock issued in lieu of cash payments in connection with consulting
service agreements in May 2005.  See Note 7..........................          --              --              65

Warrants issued in lieu of cash in connection with a $32,000 senior
credit facility issued in June 2005.  See Note 7 ....................          --             680           3,472

Options issued in lieu of cash payments in connection with consulting
service agreements entered into in October 2005.  See Note 7.........          --              69              --

Common issued in lieu of cash payments in connection with consulting
service agreements entered into in July 2006.  See Note 7............          --             700              --

Convertible debt penalty added to principal..........................       5,383              --              --

















          See accompanying notes to consolidated financial statements.

WESTERN POWER & EQUIPMENT CORP.

Notes to Consolidated Financial Statements (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AND OPTIONS AND WARRANTS DATA)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BUSINESS

     Western Power & Equipment Corp. together with its subsidiaries, the "Company", is engaged in the sale, rental, and servicing of light, medium, and heavy construction and industrial, and agricultural equipment and related parts in Washington, Oregon, California, and Nevada. The Company had operations in Alaska, which were sold in May of 2007. Case Corporation ("Case") serves as the manufacturer of the single largest portion of the Company's products. In September 2005, the Company purchased the assets of Arizona Pacific Materials, LLC, with mining operations in Phoenix, Arizona. Arizona Pacific Materials, LLC operates a surface mine producing cinder and basalt aggregate to supply materials to the construction industry. The Company had operations in Flagstaff, Arizona, which were closed in November of 2006.

     The consolidated financial statements include the accounts of the Company and its Oregon and Arizona subsidiaries after elimination of all intercompany accounts and transactions.

     GOING CONCERN

     The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

     The Company generated cash flows from operations of $10,258 for the year ended July 31, 2007 as compared to $ 6,350 for 2006. A significant amount of resources continue to be used to fund losses of the mining operations as well as to make the required payments associated with the convertible debt. The loss for the year ended July 31, 2007 includes a charge for late payment penalties of $5,383, regarding various technical defaults of the convertible debt, as prescribed under the convertible debt agreement (20% of the convertible debt balance on the date of the default).

     The first default occurred in January 2007, whereby the Company has negotiated a waiver (agreement dated April 2007) with the convertible debt holders to have 50% of the penalty paid in cash and the remaining 50% of the penalty satisfied by the transfer of a 10% ownership interest in the Company's subsidiary, Arizona Pacific Materials, LLC. In June 2007, the company encountered a second default by not remitting its monthly debt payment. The Company received a temporary waiver, which expired October 15, 2007. At that time the Company was required to pay the entire loan balance. The Company continues to be in default with the provisions of the debt agreement. The Company therefore deemed it necessary to record penalty charges for both of these defaults totaling $5,383.

     With this technical default, the convertible debt is immediately due. Management is currently in discussions to refinance the debt but there is no assurance it will succeed in these refinancing efforts. If management is not successful in negotiating a settlement with the debt holders or in obtaining alternative financing, the Company may have to sell off certain assets or the Company's operations may not be able to continue. The previously described conditions raise substantial doubt about the Company's ability to continue as a going concern.

     CASH EQUIVALENTS

     For financial reporting purposes, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents, which balances may, at times, exceed the Federally insured limit.

     ACCOUNTS RECEIVABLE

     Accounts receivable are reported net of an allowance for doubtful accounts, future returns, and markdowns and allowances. The allowance was determined by management to be adequate based on a periodic review of the status of the individual accounts receivable and the volume of returns.

     INVENTORIES

     Inventories (new and used) are stated at cost, which was lower than market. Cost is determined using the first-in, first-out (FIFO) method for parts inventories and the specific identification method for equipment inventories. The Company utilizes recent sales information, third party valuation guides and recent auction results as well as judgments of inventory managers within the Company to determine the net realizable value of inventory.

     Inventory costs associated with the mining operations of Arizona Pacific Materials, LLC are determined using the last-in, first-out (LIFO) method. Mining product reserves for obsolescence or slow moving inventory are recorded when such conditions are identified. As of July 31, 2007 and 2006, the LIFO reserve was $34 and $433, respectively.

     PROPERTY, PLANT, AND EQUIPMENT

     Property, plant, and equipment are stated at cost less accumulated depreciation. Depreciation and amortization on the property, plant, and equipment are computed using the straight-line method over the estimated useful lives of the assets, ranging from 5 to 20 years. Depreciation on the rental fleet is calculated using the straight-line method over the estimated useful lives, ranging from 3 to 7 years after considering salvage values. Expenditures for replacements and major improvements are capitalized. Expenditures for repairs, maintenance, and routine replacements are charged to expense as incurred. The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts; any resulting gain or loss is included in the results of operations.

     LONG LIVED ASSETS

     In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Long-Lived Assets to be Disposed Of" at each balance sheet date, management assesses whether there has been permanent impairment in the value of the long-lived assets. The existence of any such impairment is determined by comparing anticipated undiscounted future cash flows from operating activities with the associated carrying value of the assets. The factors considered by management in performing this assessment include operating results, trends and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors. The amount of any such impairment is determined by comparing the discounted future cash flows noted above with the associated carrying value of the assets. As of July 31, 2007, the Company has not identified any impairment.

     REVENUE RECOGNITION

     Revenue on equipment and parts sales is recognized upon shipment of products and passage of title. Rental and service revenue is generally recognized at the time such services are provided. In addition to outright sales of new and used equipment, certain rentals include rent-to-purchase option agreements. Under such agreements, customers are given a period of several months to exercise the option to purchase the rented equipment and may be allowed to apply a portion of the rental payments to the purchase price.

     The Company recognizes revenues from the sale of mining products when goods are shipped.

     ADVERTISING EXPENSE

     The Company expenses all advertising costs as incurred. Total advertising expense for the years ended July 31, 2007, 2006 and 2005 was $137, $135, and $108 respectively.

     OTHER INCOME

     Other income principally includes gains and losses on the sale of fixed assets and finance charges associated with accounts receivable activities.

     INCOME TAXES

     The Company recognizes deferred tax assets and liabilities based upon differences between the financial reporting and tax bases of the assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. The Company provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

     TREASURY STOCK

     In April 1998, the Board of Directors authorized the repurchase of up to 350,000 shares of the Company's common stock in the open market, subject to normal trading restrictions. Under this program, the Company purchased a total of 230,300 shares of common stock at a cost of $1.49 million in fiscal year 1998. Currently, the Company uses shares of treasury stock to issue shares upon exercise of outstanding stock options and/or for private placements of common stock. As of July 31, 2007 and 2006 the Company held 130,300 shares of treasury stock.

     RECLASSIFICATIONS

     Certain amounts in the 2006, and 2005 financial statements have been reclassified to conform with the 2007 presentation. These reclassifications had no impact on net income or cash flows as previously reported other than to separately report discontinued operations.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The recorded amounts of cash and cash equivalents, accounts receivable, short-term borrowings, accounts payable and accrued liabilities as presented in the financial statements approximate fair value because of the short-term nature of these instruments. The recorded amount of short and long-term borrowings approximates fair value as the actual interest rates approximate current competitive rates.

     NET INCOME (LOSS) PER COMMON SHARE

     The Company computes net loss per share in accordance with SFAS No. 128 "Earnings Per Share" and has applied the guidance enumerated in Staff Accounting Bulletin No. 98 ("SAB Topic 4D") with respect to evaluating its issuances of equity securities during all periods presented.

     Under SFAS No. 128, basic net loss per share is computed by dividing net loss per share available to common stockholders by the weighted average number of common shares outstanding for the period and excludes the effects of any potentially dilutive securities. Diluted earnings per share, if presented, would include the dilution that would occur upon the exercise or conversion of all potentially dilutive securities into common stock using the "treasury stock" and/or "if converted" methods as applicable. The computation of basic loss per share for the years ended July 31, 2007, 2006 and 2005, excludes potentially dilutive securities because their inclusion would be anti-dilutive.

     Earnings per common share is as follows:

                                                                     Years ended
                                                                       July 31,
                                                                       ('000's)
                                                         2007            2006            2005
                                                     ------------    ------------    ------------
Basic

Numerator:
Net income (loss) available to common shareholders   $    (12,781)   $     (3,967)   $      2,490
Denominator:
Weighted average shares outstanding                        11,313          10,632          10,141

Basic earnings per common share                      $      (1.13)   $      (0.37)   $       0.25

Diluted

Net income (loss) available to common shareholders   $    (12,781)   $     (3,967)   $      2,490
Interest on convertible debt                                   --              --             243
                                                     ------------    ------------    ------------
Numerator for diluted earnings per share             $    (12,781)   $     (3,967)   $      2,733
                                                     ============    ============    ============

Weighted average shares outstanding                        11,313          10,632          10,141
Stock options                                                  --              --           1,128
Convertible debt shares                                        --              --          15,000
                                                     ------------    ------------    ------------
Denominator for diluted earnings per share                 11,313          10,632          26,269
                                                     ============    ============    ============

Diluted earnings (loss) per common share             $      (1.13)   $      (0.37)   $       0.10
                                                     ============    ============    ============

     STOCK BASED COMPENSATION

     Effective August 1, 2005, the Company adopted SFAS No. 123(R) "Share Based Payment" ("SFAS 123(R)"). This statement is a revision of SFAS Statement No. 123, and supersedes APB Opinion No. 25, and its related implementation guidance. SFAS 123(R) addresses all forms of share based payment ("SBP") awards including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SFAS 123(R), SBP awards result in a cost that will be measured at fair value on the awards' grant date, based on the estimated number of awards that are expected to vest and will result in a charge to operations. As of the date of the adoption, all options were fully vested and no additional compensation charge was required to be recorded.

     The Company adopted SFAS 123R using the modified prospective method, in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS 123R for all share-based payments granted after the effective date and (b) based on the fair value as measured under SFAS 123 for all awards granted to employees prior to the effective date of SFAS 123R that remain unvested on the effective date.

     Accordingly, the adoption of SFAS 123R's fair value method did not have a significant impact on the Company's results of operations. However, had the Company adopted SFAS 123R in prior periods, the impact of that standard would have approximated the impact of SFAS 123 as described in the following table. SFAS 123R also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. It is unlikely that the Company will have near term benefits from tax deductions. This requirement will reduce net operating cash flows and increase net financing cash flows in periods of adoption. The Company cannot estimate what those amounts will be in the future because of various factors, including but not limited to the timing of employee exercises and whether the Company will be in a taxable position.

     Prior to August 1, 2005, the Company accounted for stock-based employee compensation arrangements in accordance with the provisions of APB No. 25, "Accounting for Stock Issued to Employees," and its related interpretations and applied the disclosure requirements of SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of FASB Statement No. 123." The Company used the minimum value method to measure the fair value of awards issued prior to August 1, 2005 with respect to its application of the disclosure requirements under SFAS 123. No stock-based employee compensation cost is reflected in operations, as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the grant date.

     The following table illustrates the effect on net income (loss) and income
     (loss) per share if the Company had applied the fair value recognition provisions of SFAS 123R to stock-based employee compensation arrangements (in thousands, except per share data):

     Years Ended July 31, 2005
     -------------------------
                                                      Basic          Diluted
                                    Net income        E.P.S.          E.P.S.
                                    ----------      ----------      ----------
     As Reported                    $    2,490      $     0.25      $     0.10
     Less stock-based employee
        compensation cost, net
        of tax effect, under
        fair value accounting             (113)          (0.02)          (0.01)
                                    ----------      ----------      ----------
     Pro Forma                      $    2,377      $     0.23      $     0.09
                                    ==========      ==========      ==========

     The Company uses historical data to estimate option exercise and employee termination within the valuation model. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding; the range given below results from certain groups of employees exhibiting different behavior. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company has computed for pro-forma disclosure purposes the value of options granted using the Black-Scholes option pricing model. The weighted average assumptions used for stock option grants for fiscal years 2005 were as follows:


     Risk free interest rate              2.50%

     Expected dividend yield               N/A

     Expected life                           2

     Expected volatility                 115.0%

     The weighted average fair value per share of the options and warrants granted in fiscal years 2005 was $ 0.71. No options were granted for the fiscal years ended 2006 and 2007.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the fiscal periods presented. Actual results could differ from those estimates.

     CONVERTIBLE DEBT POLICY

     The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and EITF 00-19 "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock" ("EITF 00-19").

     SFAS 133 generally provides three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments in accordance with EITF 00-19. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument subject to the requirements of SFAS 133. SFAS 133 and EITF 00-19 also provide an exception to this rule when the host instrument is deemed to be conventional (as that term is described in the implementation guidance to SFAS 133 and further clarified in EITF 05-2 "The Meaning of "Conventional Convertible Debt Instrument" in Issue No. 00-19).

     The Company accounts for convertible instruments (when it has determined that the embedded conversion options should not be bifurcated from their host instruments) in accordance with the provisions of EITF 98-5 "Accounting for Convertible Securities with Beneficial Conversion Features," ("EITF 98-5") and EITF 00-27 "Application of EITF 98-5 to Certain Convertible Instruments." Accordingly, the Company records when necessary discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption. The Company also records when necessary deemed dividends for the intrinsic value of conversion options embedded in preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note.

     The Company evaluated the conversion option embedded in its convertible instruments during each of the reporting periods presented and has determined, in accordance with the provisions of these statements, that it does not meet the criteria requiring bifurcation of these instruments. Additionally, the Company's conversion options, if free standing, would not be considered derivatives subject to accounting guidelines prescribed under SFAS 133.

     The characteristics of common stock that is issuable upon a holder's exercise of conversion options embedded in the Company's preferred shares are deemed to be clearly and closely related to the characteristics of the preferred shares (as that term is clarified in the implementation guidance included in Appendix A of SFAS 133).

     RECENT ACCOUNTING PRONOUNCEMENTS

     The following pronouncements have been issued by the FASB.

     In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS 156"), which amends SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," with respect to the accounting for separately recognized servicing assets and servicing liabilities. SFAS 156 permits the choice of the amortization method or the fair value measurement method, with changes in fair value recorded in income, for the subsequent measurement for each class of separately recognized servicing assets and servicing liabilities. The statement is effective for years beginning after September 15, 2006, with earlier adoption permitted. The Company does not expect SFAS 156 to have a material impact on the financial position or results of operations.

     In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. FIN 48 prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. FIN 48 shall be effective for fiscal years beginning after December 15, 2006. Earlier adoption is permitted as of the beginning of an enterprise's fiscal year, provided the enterprise has not yet issued financial statements, including financial statements for any interim period for that fiscal year. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. The Company does not expect FIN 48 to have a material impact on the financial position or results of operations.

     In September 2006, the FASB issued SFAS No. 157, "Accounting for Fair Value Measurements". SFAS No. 157 defines fair value, and establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for the Company for financial statements issued subsequent to November 15, 2007. The Company does not expect the new standard to have any material impact on the financial position and results of operations.

     In September 2006, the FASB issued SFAS No. 158, " Employees' Accounting fro Defined Benefit Pension and Other Postretirement Plans" ("SFAS 158"). SFAS 158 requires an employer to recognize the over-funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. SFAS also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. SFAS 158 is effective for the Company for financial statements issued subsequent to December 15, 2006. The adoption of this pronouncement did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

     In September 2006, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108 ("SAB 108"), which provides interpretive guidance on how effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 becomes effective in fiscal year 2007. The adoption of SAB 108 is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

     In December 2006, the FASB approved FASB Staff Position ("FSP") No. EITF 00-19-2, "Accounting for Registration Arrangements" ("FSP EITF 00-19-2"), which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, "Accounting for Contingencies". FSP EITF 00-19-2 also requires additional disclosure regarding the nature of any registration payment arrangements, alternative settlement methods, the maximum potential amount of consideration and the current carrying amount of the liability, if any. The guidance in FSP EITF 00-19-2 amends FASB Statements No. 133, " Accounting for Derivative Instruments and Hedging Activities", and No. 150, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", to include scope exceptions for registration payment arrangement.

     FSP EITF 00-19-2 is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to the issuance date (December 21, 2006) of this FSP, or for financial statements issued for fiscal years beginning after December 15, 2006, and interim periods within those fiscal years, for registration payment arrangements entered into prior to the issuance date of this FSP. The adoption of this pronouncement is not expected to have an impact on the Company's consolidated financial position, results of operations or cash flows.

     In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"). SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both the complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted accounting principals have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility be enabling companies to report assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

                                                Years ended July 31,
                                        --------------------------------------
                                         2007            2006            2005
                                        ------          ------          ------
     Cash paid during the year for:
       Interest                         $3,082          $4,121          $2,980
       Income taxes, net of refunds     $    1          $    1          $    5


2.   RELATED PARTY TRANSACTIONS

     McLain-Rubin Realty Company, LLC ("MRR"), a Delaware limited liability company, the owners of which are Messrs. C. Dean McLain, the President and a director of the Company, and Robert M. Rubin, the Chairman and a director of the Company leased real property and improvements, at the Company's Sacramento location, under the terms of a 20-year commercial lease agreement dated March 1, 1996. As of October 1, 2000, the Company entered into a renegotiated 7-year lease with an initial annual rate of $228. In addition to base rent, the Company is responsible for the payment of all related taxes and other assessments, utilities, insurance and repairs (both structural and regular maintenance) with respect to the leased real property during the term of the lease.

     In February 1999, the real property and improvements used in connection with the Company's Sparks, Nevada operation and upon which such operation is located, were sold to MRR. The Company entered into a 20-year commercial lease agreement with MRR for the Sparks, Nevada facility at an initial rental rate of $252 per year. The lease is a net lease with payment of insurance, property taxes and maintenance costs paid by the Company. As of October 1, 2000, the Company entered into a renegotiated 7-year lease with an initial annual rate of $276.

     On April 1, 2001, the Company entered into a lease with McLain-Rubin Realty Company II, LLC ("MRR II"), a Delaware limited liability company, the owners of which are Messrs. C. Dean McLain, the President and a director of the Company, and Robert M. Rubin, the Chairman and a director of the Company, for a 5-year lease on its Vancouver, Washington corporate office. The lease was renewed in July 2006 and will expire June 2016. In addition to base rent, the Company is responsible for the payment of all related taxes and other assessments, utilities, insurance, and repairs (both structural and regular maintenance) with respect to the leased real property during the term of the lease.

     On September 8, 2004, MRR II, The Rubin Family Irrevocable Stock Trust and certain other related parties loaned the Company $500 for the purchase of Arizona Pacific Materials, LLC. The interest rate on these notes is 6% with maturity dates between December 31, 2005 and 2008. These related parties received a total of 2,000,000 options to purchase the Company's stock at a price of $0.55 per share as part of the loan agreement. The options were valued at $292 and the cost is being amortized over the life of the loans. As of July 31, 2007 the balance of this loan was $472 (net of discount of $28). There were $200 in payments made towards these loans as of July 31, 2007.

     On September 27, 2006, Mr. Dean McLain loaned the Company $141. The interest on this note was 8.75%. The loan was paid with interest on March 28, 2007.


3.   INVENTORIES

     Inventories (net) consist of the following:

                                                     July 31,        July 31,
                                                       2007            2006
                                                    ----------      ----------
     Equipment (net of reserves of $1,835 and
     $3,429 respectively):
         New equipment                              $   20,685      $   30,939
         Used equipment                                  2,793           4,724
     Mining                                                829             825
     Parts (net of reserves of $453 and $734
         respectively)                                   4,269           5,995
                                                    ----------      ----------
                                                    $   28,576      $   42,483
                                                    ==========      ==========

4.   FIXED ASSETS

Fixed assets consist of the following:
                                                       July 31,        July 31,
                                                          2007            2006
                                                    ----------      ----------
     Property, plant, and equipment:
     Land                                           $    1,277      $    1,277
     Buildings                                           1,205           1,152
     Machinery and equipment                             5,756           4,751
     Office furniture and fixtures                       1,660           1,779
     Computer hardware and software                      1,051           1,068
     Vehicles                                            1,247           1,399
     Leasehold improvements                              1,054           1,082
                                                    ----------      ----------
                                                        13,250          12,508
     Less: accumulated depreciation                     (7,547)         (7,278)
                                                    ----------      ----------
     Property, plant, and equipment (net)           $    5,703      $    5,230
                                                    ==========      ==========

     Rental equipment fleet                         $    6,735      $    4,757
     Less: accumulated depreciation                     (1,064)         (1,334)
                                                    ----------      ----------
     Rental equipment (net)                         $    5,671      $    3,423
                                                    ==========      ==========

     Total depreciation expense for fixed assets during fiscal years 2007 and 2006 was $2,011 and $1,392, respectively.

     As of July 31, 2007 and 2006 fixed assets (net) includes property under capital leases in the amount of $438 and $456, respectively.


5.   DEBT OBLIGATIONS

     Floor Planning
     --------------

     The Company has inventory floor plan financing arrangements with Case Credit Corporation, an affiliate of Case (for Case inventory) and with other finance companies and equipment manufacturers. The terms of these agreements generally include a one-month to twelve-month interest free term followed by a term during which interest is charged. Principal payments are generally due at the earlier of sale of the equipment or twelve to forty-eight months from the invoice date.

     The Company had an inventory floor plan and operating line of credit through GE Commercial Distribution Finance ("GE"), fka Deutsche Financial Services. In June 2005, the line of credit facility with GE was paid out of proceeds from a new $32 million senior credit facility with several institutional lenders.

     All floor plan debt is classified as current since the inventory to which it relates is generally sold within twelve months of the invoice date. The following table summarizes the inventory floor plan financing arrangements:

                                                   As of July 31,
                                    ------------------------------------------
                                   Interest Rate       2007            2006
                                    ----------      ----------      ----------

     Case Credit Corporation        Prime + 2%      $   20,521      $   22,627
                                       (6.75%)

                                       2007            2006            2005
                                    ----------      ----------      ----------
     Interest Paid                  $      809      $      818      $      367

     Convertible Debt
     ----------------

     In June 2005, the Company closed a new $30 million convertible debt facility (convertible into common shares of the Company at $2.00 per share) payable over the next five years, with a variable interest rate of LIBOR plus 6% (10.57% as of July 31, 2007). The lenders were also granted warrants to purchase approximately 8.1 million common shares of the Company at $1.75 per share. The value of these warrants is $2,920 and is recorded as debt discount to be amortized over the life of the related debt. The lenders also have the right to lend an additional $7.5 million to the Company (within 18 months of the date of the original debt) under the same terms as the existing five year convertible debt with 1,312,500 warrants to be issued with this additional debt. The value of these rights is $441 and is also recorded as debt discount to be amortized over 18 months. In March 2006, the convertible debt agreement was modified whereby the conversion price was reduced from $2.00 per share to $1.75 per share related to certain conditions associated with selling the Company's Spokane and Clarkston locations. The incremental fair value of this conversion price change was calculated to be $680 (determined by an independent appraiser using the Black-Scholes model) and is also recorded as debt discount to be amortized over the remaining life of the related debt. In accordance with EITF 96-19, "Debtors Accounting for a Modification of Exchange of Debt Instruments", the modification to the debt agreement was not determined to be a substantial modification. In connection with the convertible debt and the bridge loan (see below), the Company paid a $1,600 finders fee and 300,000 warrants to purchase common shares were issued, valued at $70. The finders fee and the warrants are recorded as debt issuance costs and are being amortized over the life of the related convertible debt.

     The convertible debt agreement contains a provision whereby the holders of such debt obligations (after 36 months from the original issue date) may require the Company to redeem up to 50% of the outstanding principal balance of the debenture.

     The financial instruments discussed above were accounted for in accordance with EITF 98-5 and EITF 00-27, "Application of Issue No. 98-5 ("Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios") to Certain Convertible Instruments". The Company also considered the guidance of EITF 05-4, "The Effect of a Liquidated Damages Clause on a Freestanding Financial Instrument Subject to EITF 00-19". As of July 31, 2007, the convertible debt may be converted into 9,247,975 shares of common stock based on a conversion price of $1.75.

     The Company began making monthly principal payments in December 2005. The balance of the unpaid principal (including default penalties) on the convertible notes (net of discount) as of July 31, 2007 is $18,193 and (net of discount of $1,190) all of which is short term. The balance of the unpaid principal on the convertible notes (net of discount) as of July 31, 2006 is $20,223 (net of discount of $2,997) of which $6,176 is short term (net of discount of $1,046). The amounts amortized to interest expense during fiscal years 2007 and 2006 were $ 1,806 and $ 924, respectively.

     Western used $23.0 million of the loan proceeds to repay and terminate its credit facility and forbearance agreement with GE Commercial Distribution Finance Corporation and $2.5 million to pay off the purchase note of Arizona Pacific Materials.

     In January 2007, the Company was in technical default of the convertible debt agreement because of a late payment, which, under the terms of the agreement, would result in a penalty of 20% of the loan balance at the time of the default. The Company has recorded an expense of $3,866 in the second quarter of 2007 for this penalty. The Company entered into a waiver agreement in April 2007 with the convertible debt holders whereby 50% of the penalty was paid in cash and the remaining 50% of the penalty was satisfied by a transfer of a 10% ownership interest (valued at $1,933) in the Company's subsidiary, Arizona Pacific Materials, LLC in lieu of a cash settlement.

     As of July 2007, the Company was in technical default of the terms of the April default waiver agrement, as the Company did not make all of the required principal payment due June 2007. The Company negotiated a waiver of that default in consideration for a transfer of an additional 5% ownership interest (valued at $250) in the Company's subsidiary, Arizona Pacific Materials, LLC. A revised payment due date of October 15, 2007 was negotiated to pay the entire loan balance. The Company did not make the required full loan payment on October 15, 2007 and continues to be in default with the debt agreement. The Company recorded an expense of $3,200 (representing a 20% default penalty) in the fourth quarter of 2007.

     As a result of the above defaults, the Company recorded total convertible debt penalties of $5,383. In addition, for the quarter ended October 31, 2007, the Company will record as a charge $1,731 for deferred debt issuance costs as a result of the above defaults.

     With this technical default, the convertible debt becomes due immediately due. Management is currently in discussions with the debt holders and is seeking to refinance the debt but there is no assurance they will succeed in these efforts.

     Notes Payable
     -------------

     Notes payable consists of the following: (000's)

                                                     July 31,        July 31,
     Description                                       2007            2006
     -----------                                    ----------      ----------
     Note Payable to Investor dated March 30, 2001
     due on demand and non-interest bearing.........        50              50

     Note payable to West Coast Bank dated March 15,
     2005 in the amount of $795, due in monthly
     installments of $ 16 beginning May 15, 2005,
     expiring April 2010, including interest at
     6.50% per annum secured by specific equipment
     in inventory...................................       471             621

     Notes payable to CIT Financial dated beginning
     in August 1, 2005 in the amount of $2,643, due
     in monthly installments of $ 31 beginning
     December 2005, expiring November 2010,
     including interest ranging from 8.25% to 9.5%
     per annum secured by specific equipment in
     inventory......................................     1,767           1,495

     Notes payable to GMAC dated November 15, 2003
     in the amount of $66 with payments of $1 per
     month including interest at 7.2% per annum,
     expiring January 2009..........................       110              36
                                                    ----------      ----------

        Total                                       $    2,398      $    2,202
        Less current portion                              (821)           (629)
                                                    ----------      ----------
        Total Long-Term Notes Payable               $    1,577      $    1,573
                                                    ==========      ==========

     Future minimum payments under these noncancelable notes payable as of July 31, 2007, are as follows:

     Years ending July 31,             Notes        Convertible
                                      Payable          Debt            Total
                                    ----------      ----------      ----------
         2008                       $      821      $   19,383      $   20,204
         2009                              668              --             668
         2010                              515              --             515
         2011                              212              --             212
         2012                              173              --             173
         Thereafter                          9              --               9
                                    ----------      ----------      ----------
     Total annual payments               2,398          19,383          21,781
     Less debt discount                     --           1,190           1,190
                                    ----------      ----------      ----------
     Present value of minimum
     payments (net of discount)
                                         2,398          18,193          20,591
     Less current portion                  821          18,193          19,014
                                    ----------      ----------      ----------
     Long-term portion              $    1,577      $       --      $    1,577
                                    ==========      ==========      ==========

     The $19,383 includes $5,383 of penalty charges.


6.   INCOME TAXES

     The current year's Federal and State income tax provision consists substantially of minimum taxes. The components of the provision are as follows:

                                                      Years Ended
                                         -------------------------------------
                                           July 31,      July 31,      July 31,
                                              2007          2006          2005
                                         ---------     ---------     ---------
     Current income tax provision        $      60     $      56     $      48
     Deferred income tax provision
       (benefit)                             1,500            --        (1,500)
                                         ---------     ---------     ---------
     Provision (benefit)                 $   1,560     $      56     $  (1,452)
                                         =========     =========     =========

     The principal reasons for the variation between income taxes at the statutory federal rate and that shown in the statement of operations were as follows:

                                                      Years Ended
                                         -------------------------------------
                                           July 31,      July 31,      July 31,
                                              2007          2006          2005
                                         ---------     ---------     ---------
     Statutory federal income tax rate     (34.0)%       (34.0)%       (34.0)%
     State income taxes, net of
        federal income tax benefit          (5.0)%        (5.0)%        (5.0)%
     Change in valuation allowance          51.8 %       (39.0)%       (91.1)%
                                         ---------     ---------     ---------
     Total                                  12.8 %        0.00 %      (130.1)%
                                         =========     =========     =========

     Temporary differences between the financial statement and tax basis of assets and liabilities which give rise to a significant portion of deferred tax assets and deferred tax liabilities were as follows:

                                                              Year Ended
                                                       -----------------------
                                                         July 31,      July 31,
                                                            2007          2006
                                                       ---------     ---------
     Net Current Deferred Tax Assets:
         Inventories                                   $   1,158     $   2,714
         Accounts receivable allowance                       345           337
         Accrued vacation and bonuses                        (95)          293
         Other accruals                                      120           123
                                                       ---------     ---------

         Current Deferred Tax Asset                        1,528         3,467
         Less-Valuation Allowance                         (1,528)       (2,798)
                                                       ---------     ---------
         Net Current Deferred Tax Asset                       --           669
                                                       ---------     ---------

     Net Long-Term Deferred Tax Assets:
         Fixed Assets                                        426           147
         Goodwill and intangibles                            455           519
         Net operating loss carryforwards                  6,970         1,882
                                                       ---------     ---------
         Long-term Deferred Tax Asset (Liability)          7,851         2,548
         Less- Valuation Allowance                        (7,851)       (1,717)
                                                       ---------     ---------
         Net Long-term Deferred Tax Asset (Liability)  $      --     $     831
                                                       =========     =========

     The net change in the valuation allowance for deferred tax assets increased by $4,864 and approximately $390 for the years ended July 31, 2007 and 2006, respectively.

     The valuation allowance primarily relates to the Federal and State net operating losses for which utilization in future periods is uncertain. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers projected future taxable income and tax planning strategies in making this assessment. Based on the historical taxable income and projections for future taxable income over the periods that the deferred tax assets are deductible, the Company believes it is more likely than not that the Company will not realize the benefits of these deductible differences in the near future and therefore a full valuation allowance of $9,379 was established.

     As of July 31, 2007 the Company has approximately $17.8 million of federal net operating losses available to offset future taxable income, which if not utilized will expire in 2017 through 2022.


7.   STOCKHOLDERS' EQUITY

     In October 2004, the Company issued 2,000,000 stock options with an exercise price of $0.55 to related parties as part of a loan made to the Company for the purchase of Arizona Pacific Materials, LLC. The fair value of the options of $292 was recorded as a debt discount and is being amortized over the life of the debt.

     In November 2004, the Company granted 750,000 stock options in connection with certain consulting agreements. The fair value of the options granted of $97 was recorded as additional paid capital. The associated deferred compensation is being amortized over the life of the agreements which is twelve months.

     In February 2005, the Company granted 200,000 stock options in connection with certain consulting agreements. The fair value of the options granted of $20 was recorded as compensation expense.

     In May 2005, the Company issued 50,000 shares of restricted stock in connection with certain consulting agreement with Mr. Rubin, a significant stockholder. The fair value of the stock of $65 was recorded as additional paid in capital. The associated compensation was expensed in May 2005.

     In June 2005, the Company granted 8,500,218 warrants in connection with a $32,000 senior credit facility consisting of $30,000 of convertible debt and $2,000 in bridge loans with investors. The fair value of the warrants granted of $3,472 was recorded as debt discount and is being amortized over the lives of the convertible debt (5 years) and the bridge loan (6 months).

     In January 2006, the Company granted 300,000 warrants, with an exercise price of $2.00 per common share, in connection with consulting services related to the $30 million of convertible debt. The fair value of the warrants granted of $69 was recorded as additional debt issuance costs and is being amortized over the life of the convertible debt (5 years).

     In February 2006, the Company sold 950,000 shares of restricted common stock to an outside third party at a price of $1.87 per share or $1,776, resulting in proceeds of $1,710 after brokerage fees.

     In March 2006, the convertible debt agreement was modified whereby the conversion price was reduced from $2.00 per share to $1.75 per share related to certain conditions associated with selling the Company's Spokane and Clarkston locations. The value of this conversion price change was calculated as $680,000 and is also recorded as additional debt discount to be amortized over the remaining life of the related debt.

     In May 2006, 100,000 previously issued options were exercised at an exercise price of $.55 per common share or $55.

     In June 2006, the Company issued 500,000 restricted common shares in connection with a consulting agreement. The fair value of the consulting services is $700 and was recorded as deferred compensation and is being amortized over the 12-month agreement period beginning June of 2006. As of July 31, 2006, the unamortized balance of the prepaid consulting services was $642. In October 2006, the agreement was cancelled and the shares of common stock were returned to the Company and the transaction reversed.

     STOCK OPTION PLANS

     Under the Company's 1995 Employee Stock Option Plan, key employees, officers, directors, and consultants of the Company can receive incentive stock options and non-qualified stock options to purchase up to an aggregate of 1,500,000 shares of the Company's common stock. The plan provides that the exercise price of incentive stock options be at least equal to 100 percent of the fair market value of the common stock on the date of grant. With respect to non-qualified stock options, the plan requires that the exercise price be at least 85 percent of fair value on the date such option is granted. Outstanding options expire no later than ten years after the date of grant. In 2005 the Board of Directors established an additional Employee Stock Option Plan with 5,000,000 incentive stock options.

     In December 1995, the Board of Directors adopted a stock option plan for non-employee directors under which each non-employee director is entitled to receive on August 1 of each year beginning August 1, 1996, options to purchase 2,500 shares of the Company's common stock at the fair market value of the stock at the date of grant. In January 1998, the Company's shareholders approved an amendment to this plan increasing the number of shares for which options are granted yearly to non-employee directors from 2,500 to 5,000. Outstanding options expire no later than ten years after the date of grant.

     The following summarizes the stock option transactions under the Company's employee and director stock option plans:
                                                          Average     Aggregate
                                                         Weighted     Intrinsic
                                             Shares    Option Price     Value
                                          ----------    ----------    ----------

     Options outstanding July 31, 2004     1,600,000          0.48

     Exercised                                    --            --
     Canceled                                     --            --
     Granted                                 300,000          1.10
                                          ----------    ----------
     Options outstanding July 31, 2005     1,900,000          0.59

     Exercised                                    --            --
     Canceled                                (20,000)         0.35
     Granted                                      --            --
                                          ----------    ----------
     Options outstanding July 31, 2006     1,880,000          0.59

     Exercised                                    --            --
     Canceled                                     --            --
     Granted                                      --            --
                                          ----------    ----------
     Options outstanding July 31, 2007
     (all exercisable)                     1,880,000          0.59    $       --
                                          ==========    ==========    ==========

The following table sets forth the exercise prices, the number of options and warrants outstanding and exercisable, and the remaining contractual lives at July 31, 2007:

--------------------------------------------------------------------------------
                                        WEIGHTED                     WEIGHTED
             NUMBER OF     WEIGHTED      AVERAGE      NUMBER OF      AVERAGE
EXERCISE      OPTIONS/     AVERAGE     CONTRACTUAL    OPTIONS/       EXERCISE
 PRICE        WARRANTS     EXERCISE    YEARS LIFE     WARRANTS        PRICE
            OUTSTANDING     PRICE       REMAINING    EXERCISABLE
----------  -----------  ------------  ----------  --------------  ------------
  $0.531     1,150,000      $0.531        3.50         1,150,000      $0.531
----------  -----------  ------------  ----------  --------------  ------------
  $0.350       330,000      $0.350        6.33           330,000      $0.350
----------  -----------  ------------  ----------  --------------  ------------
  $0.350       100,000      $0.350        1.33           100,000      $0.350
----------  -----------  ------------  ----------  --------------  ------------
  $0.550     2,000,000      $0.550        7.17         2,000,000      $0.550
----------  -----------  ------------  ----------  --------------  ------------
  $0.550       650,000      $0.550        2.25           650,000      $0.550
----------  -----------  ------------  ----------  --------------  ------------
  $1.100       300,000      $1.100        2.25           300,000      $1.100
----------  -----------  ------------  ----------  --------------  ------------
  $1.190       200,000      $1.190        2.75           200,000      $1.190
----------  -----------  ------------  ----------  --------------  ------------
  $1.750     8,500,218      $1.750        2.80         8,500,218      $1.750
----------  -----------  ------------  ----------  --------------  ------------
  $2.000       300,000      $2.000                       300,000      $2.000
----------  -----------  ------------  ----------  --------------  ------------
  Total     13,530,218                                13,530,218
            ==========                                ==========
--------------------------------------------------------------------------------

8.   COMMITMENTS AND CONTINGENCIES

     LEASES

     The Company leases certain facilities under noncancelable lease agreements. As more fully described in Note 3, the building portion of some of the Company's facility leases qualify under SFAS 13 as "capital leases" (i.e., an acquisition of an asset and the incurrence of a liability). The remaining facility lease agreements have terms ranging from month-to-month to nine years and are accounted for as operating leases. Certain of the facility lease agreements provide for options to renew and generally require the Company to pay property taxes, insurance, and maintenance and repair costs. Total rent expense under all operating leases aggregated $ 1,865 and $1,376 for the years ended July 31, 2007 and 2006, respectively.

     Assets recorded under capital leases are recorded in fixed assets and are as follows:

                                               July 31,         July 31,
                                                  2007               2006
                                             ---------          ---------
           Capitalized asset value           $     953          $     953
           Less accumulated amortization          (544)              (497)
                                             ---------          ---------
                                             $     409          $     456
                                             =========          =========

     Net capitalized asset values are included in Property, Plant and Equipment. Future minimum lease payments under all noncancelable leases as of July 31, 2007, are as follows:

                                                           Capital     Operating
     Year ending July 31,                                   leases      leases
                                                           --------    --------
         2008                                                   135       1,165
         2009                                                   135       1,103
         2010                                                   135         941
         2011                                                   135         717
         2012                                                   134         308
         Thereafter                                             440       1,058
                                                           --------    --------
         Total annual lease payments                       $  1,114    $  5,292
                                                                       ========
         Less amount representing interest, with imputed
              interest rates ranging from 6% to 15%             348
                                                           --------
         Present value of minimum lease payments                766
         Less current portion                                    64
                                                           --------
         Long-term portion                                 $    702
                                                           ========

     PURCHASE COMMITMENTS

     The Company issues purchase orders to Case Corporation for equipment purchases. Upon acceptance by Case, these purchases become noncancelable by the Company. As of July 31, 2007, such purchase commitments totaled $ 6,910.

     LITIGATION

     The Company is involved in various legal proceedings which are incidental to the industry and for which certain matters are covered in whole or in part by insurance or, otherwise, the Company has recorded accruals for estimated settlements. Management believes that any liability which may result from these proceedings will not have a material adverse effect on the Company's consolidated financial statements.


9.   CONCENTRATION OF CREDIT RISK

     Case Corporation provided approximately 51%, 52% and 51% of the Company's products for the years ended July 31, 2007, 2006 and 2005 respectively. Case dealer contracts are non-exclusive and terminable by either party upon minimum notice. There can be no assurances that Case will continue to supply the Company with products or continue its relationship with the Company. If the Company is unable to obtain Case products or to continue the Company's relationship with Case, the Company may experience reductions in product and service sales and increased expenses. The Company's operations will be negatively affected if it experiences inadequate supplies of any key products.


10.  PRODUCT INFORMATION

     The Company's operations consist of two business segments, the equipment dealership and the mining operation. However, the Company evaluates performance based on revenue and gross margin of four distinct product categories. Revenue and gross margin by product categories are summarized as follows:

     -------------------  -------------  -------------  -------------
     Business Component    Year Ended     Year Ended     Year Ended
        Net Revenues      July 31, 2007  July 31, 2006  July 31, 2005
     -------------------  -------------  -------------  -------------
     Equipment Sales         $ 65,198       $ 73,152       $ 57,618
     -------------------  -------------  -------------  -------------
     Equipment Rental           5,570          5,381          2,605
     -------------------  -------------  -------------  -------------
     Product Support           23,412         22,153         20,805
     -------------------  -------------  -------------  -------------
     Mining                     2,644          1,480          1,012
     -------------------  -------------  -------------  -------------
         Totals              $ 96,824       $102,166       $ 82,040
     -------------------  -------------  -------------  -------------


     -------------------  -------------  -------------  -------------
     Business Component    Year Ended     Year Ended     Year Ended
       Gross Margins      July 31, 2007  July 31, 2006  July 31, 2005
     -------------------  -------------  -------------  -------------
     Equipment Sales         $  2,306       $  4,645       $  5,865
     -------------------  -------------  -------------  -------------
     Equipment Rental             886          1,082            404
     -------------------  -------------  -------------  -------------
     Product Support            5,816          5,061          4,333
     -------------------  -------------  -------------  -------------
     Mining                       284             75            231
     -------------------  -------------  -------------  -------------
         Totals              $  9,292       $ 10,863       $ 10,833
     -------------------  -------------  -------------  -------------

     Asset information by reportable product line is not reported, since the Company does not produce such information internally.


11.  UNAUDITED QUARTERLY CONSOLIDATED FINANCIAL DATA

                                                                        Quarter                            Total
                                                   First         Second         Third        Fourth         Year
                                                 ----------    ----------    ----------    ----------    ----------
     Fiscal 2007:

     Net sales                                   $   23,586    $   25,855    $   23,335    $   24,048    $   96,824
     Gross Profit                                     2,694         1,864           585         4,149         9,292
     Net loss - continuing operations                (1,050)       (5,671)       (2,368)       (4,703)      (13,792)
     Net income (loss) - discontinued operations        281          (181)          348           563         1,011
                                                 ----------    ----------    ----------    ----------    ----------
     Net loss                                          (769)       (5,852)       (2,020)       (4,140)      (12,781)
                                                 ==========    ==========    ==========    ==========    ==========

     Earnings (loss) per common share-basic:
     Income (loss) per share - continuing             (0.09)        (0.50)        (0.21)        (0.42)        (1.22)
     Income (loss) per share - discontinuing           0.02         (0.01)         0.03          0.05          0.09
                                                 ----------    ----------    ----------    ----------    ----------
     Loss per common share - basic                    (0.07)        (0.51)        (0.18)        (0.37)        (1.13)
                                                 ==========    ==========    ==========    ==========    ==========

     Earnings (loss) per common share-diluted:
     Income (loss) per share - continuing             (0.09)        (0.50)        (0.21)        (0.42)        (1.22)
     Income (loss) per share - discontinuing           0.02         (0.01)         0.03          0.05          0.09
                                                 ----------    ----------    ----------    ----------    ----------
     Loss per common share - diluted                  (0.07)        (0.51)        (0.18)        (0.37)        (1.13)
                                                 ==========    ==========    ==========    ==========    ==========

                                                                        Quarter                            Total
                                                   First         Second         Third        Fourth         Year
                                                 ----------    ----------    ----------    ----------    ----------
     Fiscal 2006:

     Net sales                                   $   24,554    $   27,195    $   23,675    $   26,742       102,166

     Gross Profit                                     3,766         2,097         2,312         2,688        10,863

     Net income (loss) - continuing operations         (756)       (1,039)       (1,539)       (1,867)       (5,201)
     Net income (loss) - discontinued operations        547           281           350            56         1,234
                                                 ----------    ----------    ----------    ----------    ----------
     Net Loss                                          (209)         (758)       (1,189)       (1,811)       (3,967)
                                                 ==========    ==========    ==========    ==========    ==========

     Earnings (loss) per common share-basic:
     Income (loss) per share - continuing             (0.07)        (0.10)        (0.15)        (0.17)        (0.49)
     Income (loss) per share - discontinuing           0.05          0.03          0.03          0.01          0.12
                                                 ----------    ----------    ----------    ----------    ----------
     Loss per common share - basic                    (0.02)        (0.07)        (0.12)        (0.16)        (0.37)
                                                 ==========    ==========    ==========    ==========    ==========

     Earnings (loss) per common share-diluted:
     Income (loss) per share - continuing             (0.07)        (0.10)        (0.15)        (0.17)        (0.49)
     Income (loss) per share - discontinuing           0.05          0.03          0.03          0.01          0.12
                                                 ----------    ----------    ----------    ----------    ----------
     Earnings (loss) per common share - diluted       (0.02)        (0.07)        (0.12)        (0.16)        (0.37)
                                                 ==========    ==========    ==========    ==========    ==========


                                                                        Quarter                            Total
                                                   First         Second         Third        Fourth         Year
                                                 ----------    ----------    ----------    ----------    ----------
     Fiscal 2005:

     Net sales                                   $   18,656    $   21,072    $   21,571    $   20,741    $   82,040

     Gross Profit                                     2,479         2,361         2,270         3,723        10,833

     Net income (loss) - continuing operations          (33)         (154)         (617)        1,140           336
     Net income (loss) - discontinued operations        552           271           482           849         2,154
                                                 ----------    ----------    ----------    ----------    ----------
     Net Income (loss)                                  519           117          (135)        1,989         2,490
                                                 ==========    ==========    ==========    ==========    ==========

     Earnings (loss) per common share-basic:
     Income (loss) per share - Continuing              0.00         (0.02)        (0.06)         0.11          0.03
     Income (loss) per share - discontinuing           0.05          0.03          0.05          0.09          0.22
                                                 ----------    ----------    ----------    ----------    ----------
     Earnings (loss) per common share - basic          0.05          0.01         (0.01)         0.20          0.25
                                                 ==========    ==========    ==========    ==========    ==========

     Earnings (loss) per common share-diluted:
     Income (loss) per share - continuing              0.00         (0.01)        (0.01)         0.04          0.02
     Income (loss) per share - discontinuing           0.02          0.01          0.01          0.04          0.08
                                                 ----------    ----------    ----------    ----------    ----------
     Earnings (loss) per common share - diluted        0.02          0.00         (0.00)         0.08          0.10
                                                 ==========    ==========    ==========    ==========    ==========

12.  ACQUISITIONS

     On September 8, 2004, Western Power & Equipment Corp. ("Western Power"), entered into the Agreement for the Purchase of Arizona Pacific Materials, LLC (the "Purchase Agreement"). Western Power consummated the acquisition of Arizona Pacific Materials, LLC ("Arizona Pacific" or "APM") on September 15, 2004 for a cash consideration of $500 paid at closing of the APM

     Acquisition (the "Closing ") and the issuance at Closing by Western Power of a note in the principal face amount of $2,500. The Company also issued 2,000,000 options to related parties for a note issued in conjunction with the $500 down payment. The estimated fair value of these options is $292 and was recorded as deferred debt discount and amortized over the period of the related debt.

     The following table summarizes the allocation of the purchase price:

     Purchase Price:
     ---------------
     Cash                                                 $       500
     Note payable to members                                    2,500
                                                          -----------
           Total Purchase Price                           $     3,000
                                                          ===========
     Allocation of Purchase Price:
        Inventory                                         $     1,005
        Land                                                    1,129
        Furniture, fixtures & equipment                           866
                                                          -----------
           Total Assets Acquired                          $     3,000
                                                          ===========

     The Western Power Note for $2,500 and accrued interest was paid in June
     2005.

     The following table of proforma unaudited information gives effect to the acquisitions of the assets from Arizona Pacific Materials, LLC as if such acquisition had occurred at the beginning of the period shown.

                                                         July 31, 2005
                                                            (000's)
                                                          -----------
     Revenues                                             $   102,075
     Net income                                           $       767
     Net income per share - basic                         $      0.03
     Net income per share - diluted                       $      0.03


13.  SEGMENT INFORMATION

     Summarized financial information concerning the Company's reportable operating segments are shown in the following tables ('000's).

                                           Western Power &     Arizona Pacific
                                           Equipment Corp      Materials, LLC           Total
     For the Year Ended July 31, 2007

     Revenues                                $   94,180          $    2,644          $   96,824
     Income (loss) from continuing
     operations                              $  (10,625)         $   (3,167)         $  (13,792)
     Net loss                                $   (9,520)         $   (3,261)         $  (12,781)
     Capital expenditures                    $    2,620          $    1,208          $    3,828
     Total identifiable assets at
     July 31, 2007                           $   41,595          $    4,459          $   46,054


                                           Western Power &     Arizona Pacific
                                           Equipment Corp      Materials, LLC           Total
     For the Year Ended July 31, 2006
     Revenues                                $  100,686          $    1,480          $  102,166
     Income (loss) from continuing
     operations                              $   (2,797)         $   (2,404)         $   (5,201)
     Net loss                                $   (1,510)         $   (2,457)         $   (3,967)
     Capital expenditures                    $    2,886          $      367          $    3,253
     Total identifiable assets at
     July 31, 2006                           $   59,270          $    5,333          $   64,603

                                           Western Power &     Arizona Pacific
                                           Equipment Corp      Materials, LLC           Total
     For the Year Ended July 31, 2005
     Revenues                                $   81,027          $    1,013          $   82,040
     Income from continuing operations       $    1,377          $   (1,041)         $      336
     Net income (loss)                       $    3,495          $   (1,005)         $    2,490
     Capital expenditures                    $    1,548          $    2,541          $    4,089
     Total identifiable assets at
     July 31, 2005                           $   67,387          $    4,250          $   71,637


14.  DISCONTINUED OPERATIONS

     The accompanying financial statements for all periods presented have been presented to reflect the accounting of discontinued operations for certain branch locations sold in 2007 and 2006.

     The Company classifies closed or sold branch locations in discontinued operations when the operations and cash flows of the location have been eliminated from ongoing operations and when the Company will not have any significant continuing involvement in the operation of the branch after disposal. For purposes of reporting the operations of branch locations meeting the criteria of discontinued operations, the Company reports net revenue, gross profit and related selling, general and administrative expenses that are specifically identifiable to those branch locations as discontinued operations. Certain corporate level charges, such as general office expenses and interest expense are not allocated to discontinued operations because these expenses are not specific to the branch location's operations.

     In May of 2007 the Company sold its Anchorage and Fairbanks locations for $12,158, including $11,409 for inventory and fixed assets with an original cost of $503 (net book value of $230) resulting in a gain of $690.

     The Company sold its Spokane and Clarkston, Washington locations in March 2006 for a total sales price of $2,871. Included in the sale was inventory with a cost of $2,455. The Company also sold fixed assets with an original cost of $662 (net book value of $150) resulting in a gain of $251.

     The following table presents selected financial data for the discontinued operations (in thousands of dollars):

     ------------------------------------------------------------------------------------
                                                Year Ending    Year Ending    Year Ending
                                               July 31, 2007  July 31, 2006  July 31, 2005
     -----------------------------------------   ----------     ----------     ----------
     Revenue from discontinued operations        $   25,405     $   28,888     $   35,182
     -----------------------------------------   ----------     ----------     ----------
     Gross Profit from discontinued operations   $    1,345     $    2,592     $    3,326
     -----------------------------------------   ----------     ----------     ----------
     SG & A from discontinued Operations         $    1,024     $    1,609     $    1,450
     -----------------------------------------   ----------     ----------     ----------
     Income from discontinued operations         $      321     $      983     $    1,877
     -----------------------------------------   ----------     ----------     ----------
     Gain on sale of discontinued operations     $      690     $      251     $      277
     -----------------------------------------   ----------     ----------     ----------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Stockholders of Western Power & Equipment Corp.

We have audited the accompanying consolidated balance sheets of Western Power & Equipment Corp. (a Delaware Corporation) as of July 31, 2007 and 2006, and the related consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the years ended July 31, 2007, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Western Power & Equipment Corp. as of July 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for the years ending July 31, 2007, 2006, and 2005, in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company continues to incur operating losses and is in default with its convertible debt agreement. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management plans are discussed further in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                              /s/ Marcum & Kliegman LLP
                              -------------------------
                              MARCUM & KLIEGMAN LLP
New York, New York
October 25, 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                          FINANCIAL STATEMENT SCHEDULE



To the Board of Directors and
Stockholders of Western Power & Equipment Corp.


Our audit of the consolidated financial statements referred to in our report dated October 25, 2007 appearing on page F-26 of this Annual Report on Form 10-K also included an audit of the financial statement schedules listed in Item 15(a)(2) of this Form 10-K. In our opinion, this financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.


                              /s/ Marcum & Kliegman LLP
                              -------------------------
                              MARCUM & KLIEGMAN LLP

New York, New York
October 25, 2007

                                   SCHEDULE II

                         WESTERN POWER & EQUIPMENT CORP.

                        VALUATION AND QUALIFYING ACCOUNTS
             For the Fiscal Years Ended July 31, 2007, 2006 and 2005

                             (DOLLARS IN THOUSANDS)



                                        Balance at     Charged to     Charged to                     Balance at
                                         Beginning      Costs and       Other                          End of
               DESCRIPTION               of Period      Expenses       Accounts      Deductions        Period
               -----------             ------------   ------------   ------------   ------------    ------------
ACCOUNTS RECEIVABLE RESERVE:

     Fiscal year ended July 31, 2007   $        864   $        122   $         --   $        (52)   $        934

     Fiscal year ended July 31, 2006            906            191             --           (233)            864

     Fiscal year ended July 31, 2005            938             14             --            (46)            906

INVENTORY RESERVE:

     Fiscal year ended July 31, 2007          4,163            436             --         (2,311)          2,288

     Fiscal year ended July 31, 2006          3,937          1,610             --         (1,384)          4,163

     Fiscal year ended July 31, 2005          4,115            844             --         (1,022)          3,937

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 WESTERN POWER & EQUIPMENT CORP.


                                                 BY: /S/ C. DEAN MCLAIN
                                                 -------------------------------
                                                 C. DEAN MCLAIN, PRESIDENT AND
                                                 CHIEF EXECUTIVE OFFICER



     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


SIGNATURE                      TITLE                            DATE
------------------------       -----------------------------    ----------------

/S/ C. DEAN MCLAIN             PRESIDENT, CHIEF                 OCTOBER 29, 2007
------------------------       EXECUTIVE OFFICER,
C. DEAN MCLAIN                 AND CHAIRMAN



/S/ MARK J. WRIGHT             VICE PRESIDENT OF FINANCE,       OCTOBER 29, 2007
------------------------       CHIEF FINANCIAL AND PRINCIPAL
MARK J. WRIGHT                 ACCOUNTING OFFICER,
                               TREASURER AND SECRETARY


/S/ MICHAEL METTER             DIRECTOR                         OCTOBER 29, 2007
------------------------
MICHAEL METTER


/S/ STEVEN MOSKOWITZ           DIRECTOR                         OCTOBER 29, 2007
------------------------
STEVEN MOSKOWITZ


/S/ JAMES FISHER               DIRECTOR                         OCTOBER 29, 2007
------------------------
JAMES FISHER

                                                                       EXHIBIT C
                                                                       ---------

         WESTERN POWER & EQUIPMENT CORP. PRO FORMA FINANCIAL INFORMATION

PRO FORMA SELECTED FINANCIAL DATA

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following pro forma condensed consolidated financial statements give effect to the Asset Sale and Purchase Agreement ("Agreement") by and between Western Power & Equipment Corp. (the "Company") and CNH Dealer Holding Company LLC ("Buyer"), a wholly owned subsidiary of CNH America, LLC ("CNH") dated June 20, 2008, whereby the Company agreed to sell substantially all of the assets of the Company's equipment distribution business to Buyer as contemplated by the Agreement. CNH, through its subsidiaries, is the Company's largest equipment supplier and one of the largest creditors. The pro forma condensed consolidated balance sheet of the Company as of April 30, 2008 has been prepared as if the Company's sale of the assets had been consummated on that date. The pro forma condensed consolidated statements of operations of the Company for the year ended July 31, 2007 and the nine months ended April 30, 2008 are presented as if the Company's sale pursuant to the Agreement occurred at the beginning of each period.

     Pursuant to the terms of the Agreement, The consideration for the purchase, which consideration is subject to adjustment prior to and after the closing (as provided in the Agreement), shall be comprised of (i) a cash payment of approximately $31,000,000, (ii) less an amount equal to the aggregate dollar amount of the Scheduled Liabilities (as such term is defined in the Agreement),
(iii) less the aggregate of all amounts paid by the Buyer (at the Buyer's option) directly to creditors of WPE to discharge encumbrances on the Purchased Assets, (iv) less an amount equal to $1,000,000 to be held by the Buyer to pay
(a) any adjustment amount owed to the Buyer and/or (b) indemnity claims, and (v) plus the assumption of the assumed liabilities. The estimated liabilities to be paid or assumed by the Buyer include, but are not limited to, approximately a) $16.9 million of flooring debt owed to Buyer's parent and related entities, b) $3.7 million of accounts payable to various vendors, c) $0.8 million of accrued payroll, vacation, and other employee related obligations, d) $1.1 million of leases and notes related to rental equipment financing, and e) $8.1 million of convertible debt. The closing of the transaction is subject to the satisfaction of a number of closing conditions pursuant to the terms of the Agreement including, but not limited to, approval of the transaction by the Company's shareholders, any required governmental approvals, and due diligence completion by Buyer.

     The pro forma condensed consolidated financial statements are based upon available information and certain assumptions made by management. The pro forma condensed consolidated financial statement may be subject to adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations. These pro forma condensed consolidated financial statements should be read in conjunction with the historical financial information of the Company in reports and documents filed with the Securities and Exchange Commission.

                                   WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE NINE MONTHS ENDED APRIL 30, 2008
                                              (Dollars in thousands)


                                                                              Proforma               Proforma
                                                       As Reported(1)       Adjustments                Total
                                                       ------------         ------------            ------------
                                                       (Unaudited)          (Unaudited)             (Unaudited)
Net revenues                                           $     54,063              (39,150)(d)        $     14,913

Cost of revenues                                             49,101              (36,237)(d)              12,864
                                                       ------------         ------------            ------------

Gross profit                                                  4,962               (2,913)                  2,049

Selling, general and administrative expenses                  7,741               (4,852)(d)               2,889
                                                       ------------         ------------            ------------

Operating loss                                               (2,779)               1,939                    (840)
                                                       ------------         ------------            ------------

Other income (expense):
       Interest expense                                      (4,251)               2,609(d)               (1,642)
       Gain on settlement of penalty                            250                   --                     250
       Other income                                              95                  322(d)                  417
                                                       ------------         ------------            ------------

Loss before income tax provision                             (6,685)               4,870                  (1,815)

Income tax provision                                             41                   --                      41
                                                       ------------         ------------            ------------

Net loss                                               $     (6,726)        $      4,870            $     (1,856)
                                                       ============         ============            ============

Basic and diluted loss per common share
       Continuing operations                           $      (0.60)        $       0.43            $      (0.17)

Weighted average outstanding common shares for
       basic and diluted  net loss per common share          11,230               11,230                  11,230


(1)  Based on the Company's interim condensed consolidated financial statements filed on Form 10-Q for the nine months ended April 30, 2008.

                                   WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                         FOR THE YEAR ENDED JULY 31, 2007
                                              (Dollars in thousands)


                                                                              Proforma               Proforma
                                                       As Reported(1)       Adjustments                Total
                                                       ------------         ------------            ------------
                                                       (Unaudited)          (Unaudited)             (Unaudited)
Net revenues                                           $     96,824              (84,072)(d)        $     12,752

Cost of revenues                                             87,532              (76,408)(d)              11,124
                                                       ------------         ------------            ------------

Gross profit                                                  9,292               (7,664)                  1,628

Selling, general and administrative expenses                 10,182               (6,572)(d)               3,610
                                                       ------------         ------------            ------------

Operating loss                                                 (890)              (1,092)                 (1,982)
                                                       ------------         ------------            ------------

Other income (expense):
       Interest expense                                      (6,127)           3,920 (d)                  (2,207)
       Convertible debt penalty                              (5,383)                  --                  (5,383)
       Other income (loss)                                      168                 (178)(d)                 (10)
                                                       ------------         ------------            ------------

Loss before income tax provision                            (12,232)               2,650                  (9,582)

Income tax provision                                          1,560                   --                   1,560
                                                       ------------         ------------            ------------

Net loss from continuing operations                    $    (13,792)        $      2,650            $    (11,142)
                                                       ============         ============            ============

Basic and diluted loss per common share
       Continuing operations                           $      (1.22)        $       0.23            $      (0.98)

Weighted average outstanding common shares for
       basic and diluted  net loss per common share          11,313               11,313                  11,313


(1)  Based on the Company's audited consolidated financial statements filed on Form 10-K for the year ended July
     31, 2007.

                                   WESTERN POWER & EQUIPMENT CORP. & SUBSIDIARY
                                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                                  April 30, 2008
                                              (Dollars in thousands)

                                                                              Proforma               Proforma
                                                       As Reported(1)       Adjustments                Total
                                                       ------------         ------------            ------------
                                                       (Unaudited)          (Unaudited)             (Unaudited)
  ASSETS
  ------
Current assets:
     Cash and cash equivalents                         $        277         $         --            $        277
     Accounts receivable (net)                                3,803               (3,264)(a)                 539
     Inventories - net                                       18,740              (18,006)(a)                 734
     Prepaid expenses                                           104                  (53)(a)                  51
                                                       ------------         ------------            ------------
     Total current assets                                    22,924              (21,323)                  1,601
                                                       ------------         ------------            ------------
Fixed assets:
     Property, plant and equipment (net)                      4,738               (2,227)(a)               2,511
     Rental equipment fleet (net)                             7,411               (7,408)(a)                   3
                                                       ------------         ------------            ------------
     Total fixed assets                                      12,149               (9,635)                  2,514
                                                       ------------         ------------            ------------
Other assets
     Security Deposits                                          430                  (11)(a)                 419
     Deferred debt issuance costs                                --                   --                      --
                                                       ------------         ------------            ------------
         Total other assets                                     430                  (11)                    419
                                                       ------------         ------------            ------------

                                                       ------------         ------------            ------------
Total assets                                           $     35,503         $    (30,969)           $      4,534
                                                       ============         ============            ============


  LIABILITIES & STOCKHOLDERS' EQUITY
  ----------------------------------
Current liabilities:
     Borrowings under floor plan financing             $     16,919         $    (16,919)(a)        $         --
     Convertible debt                                        19,674               (8,110)(b)              11,564
     Notes payable-related parties, net of
       discount of $3                                         1,307                   --                   1,307
     Notes payable                                            2,162                 (241)(a)               1,921
     Accounts payable                                         5,313               (3,671)(a)               1,642
     Accrued payroll and vacation                               849                 (761)(a)                  88
     Other accrued liabilities                                1,911                 (685)(a)               1,226
     Capital lease obligation                                    69                  (66)(a)                   3
                                                       ------------         ------------            ------------
         Total current liabilities                           48,204              (30,453)                 17,751
                                                       ------------         ------------            ------------

Long-term liabilities
     Notes Payable                                              847                 (193)(a)                 654
     Deferred lease income                                      186                   --                     186
     Capital lease obligation                                   649                 (641)(a)                   8
                                                       ------------         ------------            ------------
      Total long-term liabilities                             1,682                 (834)                    848
                                                       ------------         ------------            ------------
Total liabilities                                            49,886              (31,287)                 18,599
                                                       ------------         ------------            ------------

Stockholders' deficiency:
     Preferred stock-10,000,000 shares authorized;
       none issued and outstanding                               --                   --                      --
     Common stock-$.001 par value; 50,000,000 shares
       authorized; 11,360,300 issued and outstanding
       as of April 30, 2008                                      11                   --                      11
     Additional paid-in capital                              23,431                   --                  23,431
     Accumulated deficit                                    (36,981)                 318 (c)             (36,663)
     Less common stock in treasury, at cost
       (130,300 shares)                                        (844)                  --                    (844)
                                                       ------------         ------------            ------------
         Total stockholders' deficiency                     (14,383)                 318                 (14,065)
                                                       ------------         ------------            ------------
Total liabilities and stockholders' deficiency         $     35,503         $    (30,969)           $      4,534
                                                       ============         ============            ============


(1)  Based on the Company's interim condensed consolidated financial statements filed on Form 10-Q for the nine months ended April 30, 2008.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         DESCRIPTION OF PRO FORMA ADJUSTMENT FOR ALL PERIODS PRESENTED

     The pro forma condensed consolidated financial statements give effect to the Asset Sale and Purchase Agreement ("Agreement") by and between Western Power & Equipment Corp. (the "Company") and CNH Dealer Holding Company LLC ("Buyer"), a wholly owned subsidiary of CNH America, LLC ("CNH") dated June 20, 2008, whereby the Company agreed to sell substantially all of the assets of the Company's equipment distribution business to Buyer as contemplated by the Agreement. CNH, through its subsidiaries, is the Company's largest equipment supplier and one of the largest creditors. The pro forma condensed consolidated balance sheet of the Company as of April 30, 2008 has been prepared as if the Company's sale of the assets had been consummated on that date. The pro forma condensed consolidated statements of operations of the Company for the year ended July 31, 2007 and the nine months ended April 30, 2008 are presented as if the Company's sale pursuant to the Agreement occurred at the beginning of each period.

     Pursuant to the terms of the Agreement, the consideration for the purchase, which consideration is subject to adjustment prior to and after the closing (as provided in the Agreement), shall be comprised of (i) a cash payment of approximately $31,000,000, (ii) less an amount equal to the aggregate dollar amount of the Scheduled Liabilities (as such term is defined in the Agreement),
(iii) less the aggregate of all amounts paid by the Buyer (at the Buyer's option) directly to creditors of WPE to discharge encumbrances on the Purchased Assets, (iv) less an amount equal to $1,000,000 to be held by the Buyer to pay
(a) any adjustment amount owed to the Buyer and/or (b) indemnity claims, and (v) plus the assumption of the assumed liabilities. The estimated liabilities to be paid or assumed by the Buyer include, but are not limited to, approximately a) $16.9 million of flooring debt owed to Buyer's related entities, b) $3.7 million of accounts payable to various vendors, c) $0.8 million of accrued payroll, vacation, and other employee related obligations, d) $1.1 million of leases and notes related to rental equipment financing, and e) $8.1 million of convertible debt. The closing of the transaction is subject to the satisfaction of a number of closing conditions pursuant to the terms of the Agreement including, but not limited to, approval of the transaction by the Company's shareholders, any required governmental approvals, and due diligence completion by Buyer.

     The pro forma condensed consolidated financial statements are based upon available information and certain assumptions made by management. The pro forma condensed consolidated financial statement may be subject to adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations. These pro forma condensed consolidated financial statements should be read in conjunction with the historical financial information of the Company in reports and documents filed with the Securities and Exchange Commission.

     (a) To eliminate the assets sold and liabilities disposed of in connection with the Asset Sale.

     (b) To reflect the paydown against the outstanding balance under the Company's existing Convertible Debt with a portion of the cash proceeds received pursuant to the Agreement.

     (c) To reflect the estimated gain on sale of net assets.

     (d) To reflect the adjustment required to eliminate the results of operations for the period indicated.